UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Teradyne, Inc.

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Notice of 2025 Annual Meeting of Shareholders and Proxy Statement Teradyne, Inc. May 9, 2025 10:00 A.M. Eastern Time 600 Riverpark Drive North Reading, Massachusetts 01864

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

Date and Time May 9, 2025 10:00 A.M. Eastern Time	Location 600 Riverpark Drive, North Reading, MA 01864	Who Can Vote Shareholders of record as of March 14, 2025 are entitled to vote

To the Shareholders:

The Annual Meeting of Shareholders of Teradyne, Inc., a Massachusetts corporation (“Teradyne,” the “Company,” “we,” “it”, “our” or “us”), will be held on Friday, May 9, 2025 at 10:00 A.M. Eastern Time, at the offices of Teradyne, Inc. at 600 Riverpark Drive, North Reading, Massachusetts 01864 (the “Annual Meeting”), for the following purposes:

Voting Items	Board Voting Recommendations	Page Reference (for more detail)
1. To elect the seven nominees named in the accompanying proxy statement to the Board of Directors	FOR each nominated Director	31
2. To approve, on a non-binding, advisory basis, the 2024 compensation of the Company’s named executive officers	FOR	42
3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	85
4. To approve an amendment and restatement of the Equity and Cash Compensation Incentive Plan	FOR	87
5. To vote on a shareholder proposal requiring the Company to prepare a report about political contributions and expenditures	AGAINST	100

Shareholders will also transact such other business as may properly come before the meeting and any postponements or adjournments thereof. For additional information on how you may attend or vote at the Annual Meeting, please see page 104 of the proxy statement.

On or about March 28, 2025, we mailed to our shareholders of record as of March 14, 2025, a notice containing instructions on how to access this proxy statement and Teradyne’s annual report online and to vote, and printed copies of these proxy materials to shareholders that requested printed copies.

By Order of the Board of Directors,

Proxy Voting

Please promptly sign, date, and return your proxy card or voting instruction form, or submit your proxy and/or voting instructions by telephone or through the Internet so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and shareholders who attend the meeting may withdraw their proxies and vote at the meeting.

Ryan E. Driscoll, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 9, 2025. The proxy statement and the accompanying Annual Report on Form 10-K, Letter to Shareholders, and Notice, are available at www.proxyvote.com.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page iii

Table of Contents

	Page
About Teradyne	5	Compensation Committee Interlocks and Insider
Proxy Statement Summary	6	Participation	69
Corporate Governance and Board of Directors	16	Executive Compensation Tables	69
Corporate Governance and Board Policies	16	Summary Compensation Table	69
Board Meetings and Director Attendance	26	Grants Of Plan-Based Awards Table For 2024	71
Board Committees	27	Outstanding Equity Awards At Fiscal Year-End
Proposal No. 1: Election Of Directors	31	Table For 2024	72
Nominees for Director	32	Option Exercises And Stock Vested Table For
Director Qualifications and Experience	36	2024	74
Board Demographics and Diversity	38	Retirement And Post-Employment Tables	74
Director Compensation	39	Post-Termination Compensation Table	76
Executive Officers	41	CEO Pay Ratio	79
Proposal No. 2: Advisory Vote on		Pay Versus Performance	80
Compensation of Named Executive Officers	42	Proposal No. 3: Ratification of Appointment of
Executive Compensation	43	Independent Registered Public Accounting Firm	85
Compensation Discussion and Analysis	43	Principal Accountant Fees And Services	85
Fiscal 2024 Performance Overview	43	Audit and Financial Accounting Oversight	86
Financial and Strategic Highlights	44	Audit Committee Report	86
Our Compensation Philosophy	45	Proposal No. 4: Approval of Amendment and
2024 Executive Compensation Summary	45	Restatement of the Equity and Cash Compensation
Say-On-Pay and Shareholder Engagement	47	Incentive Plan	87
Compensation Practices and Governance		Proposal No. 5: Support Transparency in Political
Policies	48	Spending (Shareholder Proposal)	100
2024 Executive Compensation	49	Ownership of Securities	102
Tax and Accounting Considerations	63	Voting and Meeting Information	104
Key Compensation and Governance Policies	64	Shareholder Proposals For 2026 Annual Meeting	107
Approach to Determining Compensation	65	Other Matters	108
Fiscal 2025 Decisions	68	Forward-Looking Statements	109
Compensation Committee Report	68	Appendix A (Non-GAAP Financial Measures)	A-1
Compensation Risk Assessment	69	Appendix B (Equity Incentive Plan)	B-1

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page iv

ABOUT TERADYNE

Teradyne, Inc. (“Teradyne,” the “Company,” “we,” “our” or “us”) was founded in 1960 and is a leading global supplier of automated test equipment and robotics solutions.

We design, develop, manufacture and sell automated test systems and robotics products. Our automated test systems are used to test semiconductors, wireless products, data storage and complex electronics systems in many industries including consumer electronics, wireless, automotive, industrial, computing, communications and aerospace and defense industries. Our robotics products include collaborative robotic arms and autonomous mobile robots used by global manufacturing, logistics and industrial customers to improve quality, increase manufacturing and material handling efficiency and decrease manufacturing and logistics costs. Our automated test equipment and robotics products and services include:

•
semiconductor test (“Semiconductor Test”) systems;
•
robotics (“Robotics”) products; and
•
defense/aerospace test instrumentation and systems, circuit-board test and inspection systems, and wireless test systems (“Production Test”).

In 2024, Teradyne had revenue of $2.82 billion and today employs approximately 6,500 people worldwide.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 5

PROXY STATEMENT SUMMARY

This summary highlights certain information in the proxy statement, but it does not contain all of the information that you should consider before voting. Please review the entire proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) carefully. The items to be voted on at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) along with the recommendations of our Board of Directors’ (the “Board”) are listed below.

Proposals		Board Vote Recommendation	Reasons for Recommendation	For Further Details
Management Proposals
1.	ELECTION OF DIRECTORS	“FOR” each director nominee

The Board believes that each of the seven director nominees possesses the necessary qualifications, skills and experiences to provide quality advice and counsel to management and to effectively oversee key business and strategy matters, while carefully considering the long-term success of Teradyne and our shareholders.

Page 31
2.	ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	“FOR”

The Compensation Committee believes that the compensation of the Company’s named executive officers for 2024 is reasonable and appropriate and is aligned to, and justified by, the performance of Teradyne and its results against its strategic goals and is aligned with the interests of its shareholders.

Page 42
3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	“FOR”

Based on the Audit Committee’s assessment of PricewaterhouseCoopers LLP’s qualifications and performance, the Board believes that retention of PricewaterhouseCoopers LLP for the fiscal year 2025 is in the shareholders’ best interests.

Page 85
4.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EQUITY AND CASH COMPENSATION INCENTIVE PLAN	“FOR”

The amendment and restatement of the Teradyne, Inc. Equity and Cash Compensation Incentive Plan (the “Amended Plan”) will eliminate the term of the 2006 Equity and Cash Compensation Incentive Plan (the “2006 Plan”), which would have otherwise expired in May 2025, and allow us to continue making grants under the plan. The Amended Plan also provides for a number of compensation governance best practices and makes a number of other clarifying and conforming changes, as summarized elsewhere in this proxy statement.

Page 87
Shareholder Proposal
5.	Support Transparency in Political Spending	“AGAINST”

The Board recommends that shareholders vote AGAINST a shareholder proposal requiring the Company to prepare a report about political contributions and expenditures because (1) Teradyne has a policy against the use of its corporate funds or assets for political contributions, (2) its related expenditures are limited to membership in trade organizations and information regarding these expenditures is already publicly available, and (3) additional disclosures are not necessary and the cost of preparing such a report would exceed any benefit to shareholders.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 6

Proxy Statement Summary

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 7

Proxy Statement Summary

Proposal No. 1	Election of Directors The Board recommends a vote FOR the election to the Board each of Mses. Johnson, Matz and van Kralingen and each of Messrs. Herweck, Maddock, Smith and Tufano.	See page 31 for further information.

Director Nominees

		Committee Membership
Name, Age and Primary Occupation	Director Since	AC	CC	NCGC
Peter Herweck, 58 Former Chief Executive Officer, Schneider Electric SE	2020
Mercedes Johnson, 71 Former Chief Financial Officer, Avago Technologies	2014
Ernest E. Maddock, 66 Former CFO, Micron Technology	2022
Marilyn Matz, 71 CEO & Board Chair, Paradigm4, Inc.	2017
Gregory S. Smith, 62 President, Chief Executive Officer and a director of Teradyne	2023
Paul J. Tufano, 71 Former CEO, Benchmark Electronics, Inc.	2005
Bridget van Kralingen, 61 Partner, Motive Partners	2024

Independent	Member	Chair

Independent Chair of the Board

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 8

Proxy Statement Summary

Proposal No. 2

Advisory Vote on Compensation of Named Executive Officers

The Board recommends a vote FOR the advisory resolution approving the compensation of the Company’s named executive officers as described in this proxy statement.

See page 42 for further information.

Compensation Governance and Our Compensation Philosophy

Our Compensation Philosophy

The objective of our executive compensation program is to provide a competitive level of compensation that achieves the following objectives:

Shareholder Alignment	Pay-for-Performance	Risk Management	Competitive Excellence	Attract and Retain

2024 Executive Compensation Summary

Chief Executive Officer	Average of the Other Named Executive Officers

2%
Profit Sharing
8%
Base Salary
8%
Stock Options
24%
Time-based RSUs
92%
Performance-Based and/or At-Risk
48%
Performance-Based RSUs
10%
Annual Cash Incentive

Profit Sharing 3%
Stock Options 6%
Base Salary 20%
Performance Based RSUs 36%
80%
Performance-Based and/or At-Risk
Time Based RSUs 18%
Annual Cash Incentive 17%

We have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long term and on delivering exceptional performance throughout fluctuations in business cycles.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 9

Proxy Statement Summary

Our Compensation Practices

What We Do	What We Don’t Do

Pay for Performance

Balanced Mix of Short- and Long-Term Compensation

Double-Trigger Change in Control Benefits

Clawback Policy

Robust Stock Ownership Guidelines

Independent Compensation Committee

Independent Compensation Consultant

Annual Advisory Say-on-Pay Vote

Equity Burn Rate Management

No Excessive Risk Taking

No Single Trigger Vesting

No Excessive Change in Control Payments. Cash change in control payments do not exceed two times annual model cash incentive compensation

No Excise Tax Gross Ups

No Excessive Perks

No Hedging or Pledging

No Dividend Payments on Unvested Awards

No Repricing or Cash-out of Underwater Options

Fiscal 2024 Variable Cash Compensation and Performance-Based RSU Funding Outcomes

The Compensation Committee believes that the compensation of Teradyne’s named executive officers for 2024 is reasonable and appropriate and is aligned with, and justified by, the performance of Teradyne and its results against its strategic goals and is aligned with the interests of shareholders.

Variable Cash Compensation Performance (Messrs. Smith, Mehta, and Driscoll)

The 2024 variable cash compensation payouts for Messrs. Smith, Mehta and Driscoll were based on total company two-year rolling revenue growth rate, total company non-GAAP profit rate before interest and taxes (“PBIT”), weighted average of the vital goals of all divisions of the Company (the “Vital Goals”), and achievement of company-wide gender representation metrics.

The Vital Goals are comprised of only clear, measurable, and objective metrics that align with the Compensation Committee's pay-for-performance philosophy. The Vital Goals are measurable and are not open to interpretation or discretion. For example, the Vital Goals include strategic design-ins and socket wins at key accounts for our Semiconductor Test division and growth in revenue from key accounts for our Robotics division. These are key elements of Teradyne's long-term value creation strategy. We are not disclosing the specific performance target levels for the Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm.

Company-wide

Goal	Threshold	Target	Maximum	Actual	Weighting	Result

Revenue Growth	(6)%	7%	19%	(5.70)%	29.25%	3%

PBIT(1)	11%	21%	39%	20.4%	19.5%	95%

Vital Goals	N/A	N/A	N/A	N/A	48.75%	136%

U.S./Worldwide Gender Representation	N/A	24.8%/19.1%	N/A	24.9%/21.0%	2.5%	200%

Total Payout	91%

(1)
See Appendix A of this proxy statement for additional information regarding these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 10

Proxy Statement Summary

Variable Cash Compensation Performance (Mr. Burns)

The 2024 variable cash compensation payout for Mr. Burns was based on company-wide financial performance and achievement of the company-wide Vital Goals, financial performance of the Semiconductor Test division, achievement of the Semiconductor Test division Vital Goals and achievement of company-wide gender representation metrics. The financial performance of the Semiconductor Test division includes division revenue growth rate and PBIT. The Semiconductor Test division’s Vital Goals, include strategic design-ins, new product releases, key customer and account wins, and certain key financial metrics including inventory metrics. Although we are not disclosing the specific performance target levels for the Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm, the Semiconductor Test Division was at or above target on 14 of 20 Vital Goals. This led to a Semiconductor Test division achievement of 109% of the target and a total payout of 101% of target for Mr. Burns.

Semiconductor Test Division

Goal	Weighting	Result

Company Performance	48.75%	88%

Semiconductor Test Division Performance	48.75%	109%

Gender Representation	2.5%	200%

Total Payout	101%

Variable Cash Compensation Performance (Mr. Kumar)

The 2024 variable cash compensation payout for Mr. Kumar was based on the company-wide financial performance and achievement of the company-wide Vital Goals, financial performance of the Robotics division, achievement of the Robotics division Vital Goals, and achievement of company-wide gender representation metrics. The financial performance of the Robotics division includes division revenue growth rate and PBIT. The Robotics division’s Vital Goals include new product releases, key customer and account wins and certain financial metrics, including gross margins and inventory metrics. Although we are not disclosing the specific performance target levels for these Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm, the Robotics division was at or above target on 4 of 13 Vital Goals. This led to a Robotics division achievement of 21% of the target and total payout for Mr. Kumar of 58% of target.

Robotics Division

Goal	Weighting	Result

Company Performance	48.75%	88%

Robotics Division Performance	48.75%	21%

Gender Representation	2.5%	200%

Total Payout	58%

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 11

Proxy Statement Summary

Status of Performance-Based RSU Awards

	2022	2023	2024	Goals	Threshold	Target	Maximum	Performance	Result(1)

Fiscal 2022 Relative TSR(2) Performance-Based RSUs (2022-2024 Performance Period)	100% Completed			TSR	N/A	N/A	N/A	-39.6%	0.0%
Fiscal 2022 PBIT(3) Performance-Based RSUs (2022-2024 Performance Period)	100% Completed			PBIT	10%	23%	34%	23%	100%
Fiscal 2023 Relative TSR(2) Performance-Based RSUs (2023-2025 Performance Period)		2/3 Completed		TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2023 PBIT(3) Performance-Based RSUs (2023-2025 Performance Period)		2/3 Completed		PBIT	13%	24%	40%	In progress	In progress
Fiscal 2024 Relative TSR(2) Performance-Based RSUs (2024-2026 Performance Period)			1/3 Completed	TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2024 PBIT(3) Performance-Based RSUs (2024-2026 Performance Period)			1/3 Completed	PBIT	11%	21%	39%	In progress	In progress

(1)
The final number of shares earned for the performance-based restricted stock unit awards granted in 2023 and 2024 will be determined in January 2026 and January 2027, respectively.
(2)
The relative total shareholder return (“TSR”) metric is based on a comparison of Teradyne’s TSR to the performance of the New York Stock Exchange Composite Index.
(3)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 12

Proxy Statement Summary

Proposal No. 3

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

See page 85 for further information.

Fees for Services Provided by PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees for services provided by PricewaterhouseCoopers (“PwC”), Teradyne’s independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023, respectively.

	2024	2023
Audit Fees(1)	$3,341,800	$3,255,000
Audit-Related Fees(2)	$500,801	$180,000
Tax Fees(3)	$1,234,199	$746,313
All Other Fees(4)	$302,000	$956
Total:	$5,378,800	$4,182,270

(1)
Audit Fees are fees related to professional services rendered for the audit of Teradyne’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2024 and 2023, respectively. These fees include the review of Teradyne’s interim financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with other statutory and regulatory filings or engagements.
(2)
Audit-Related Fees in 2024 and 2023 were for professional services associated with acquisition and divestiture due diligence.
(3)
Tax Fees in 2024 and 2023 were for professional services related to global tax planning, acquisition and divestiture due diligence and compliance matters.
(4)
All Other Fees are fees for services other than audit fees, audit-related fees and tax fees. In 2024 and 2023, the fees were related to financial statement disclosure, technical accounting software licenses and training courses.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 13

Proxy Statement Summary

Proposal No. 4	Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan The Board recommends a vote FOR approval of the Amended Plan.	See page 87 for further information.

Purpose

The Board amended and restated the 2006 Plan on March 24, 2025 (the “Amended Plan”), subject to shareholder approval, to prevent the 2006 Plan from expiring on May 12, 2025. If shareholders approve the Amended Plan, the number of shares authorized for issuance under the 2006 Plan will not increase.

The purpose of the Amended Plan is to provide equity ownership and compensation opportunities to employees, officers, directors, consultants and advisors of Teradyne and its subsidiaries and to attract, motivate and retain the most qualified talent. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that is standard for our peers. The Amended Plan serves as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. In addition, awards under the Amended Plan provide our employees, non-employee directors and other service providers with an opportunity to acquire or increase their ownership stake in us, which we believe aligns their interests with those of our shareholders.

Important Features of the Amended Plan

The Amended Plan is designed to promote compensation governance best practices and play an important part of our pay-for-performance philosophy:
•
No “Evergreen” Provision
•
No Liberal Recycling or Liberal Share Counting
•
No Discounted Stock Options or Stock Appreciation Rights
•
One-Year Minimum Vesting on Awards, with limited exceptions
•
Repricing Prohibited
•
Non-Employee Director Compensation Limit
•
Prohibition on Payment of Dividends and Dividend Equivalents on Unvested Awards
•
No Automatic Single Trigger Acceleration
•
No Tax Gross-ups
•
Limited Transferability and Prohibition on Transfers to Third-Party Financial Institutions
•
Prohibition on Loans
•
Awards Subject to Recovery

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 14

Proxy Statement Summary

Proposal No. 5	Shareholder Proposal Requesting the Company Prepare a Report About Political Contributions and Expenditures The Board recommends a vote AGAINST the shareholder proposal.	See page 100 for further information.

We received a shareholder proposal that asks the Company to prepare a report about political contributions and expenditures.

For the reasons set forth below and in “Teradyne’s Statement in Opposition to Shareholder Proposal”, the Board opposes adoption of the shareholder proposal and recommends that you vote AGAINST the proposal.

Key Reasons to Vote Against his Proposal
Teradyne has a policy against the use of its corporate funds or assets for political contributions.
Our related expenditures are limited to membership in trade organizations and information regarding these expenditures is already publicly available.
Additional disclosures are not necessary and would exceed any benefit to shareholders.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 15

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Corporate Governance and Board Policies

Teradyne is committed to good, transparent corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders.

Teradyne has instituted a variety of policies and practices to foster and maintain good corporate governance. The Board reviews these practices on a regular basis. Teradyne’s current policies and practices include the following:

Sound Governance Practices

Directors elected annually for a one-year term with majority voting for uncontested Board elections

Executive sessions of independent directors at Board meetings

Robust director and executive officer stock ownership guidelines

Policy prohibiting employees and directors from hedging and pledging Teradyne stock

Board access to management and independent advisors

Independent registered public accounting firm and internal auditor meet regularly with Audit Committee without management

Directors may be removed by a shareholder vote with or without cause

Adoption of “Poison Pill” requires shareholder approval

Policy promoting equal opportunity for all employees

Independence and Board Composition

Independent Board Chair

Independent directors constitute a majority of the Board and all members of the Board committees

Annual Nominating and Corporate Governance Committee review of Board composition, skills, demographics and refreshment and succession plan

Directors must be 74 years or younger as of the date of their election or appointment with no exceptions or conditions

Review and Oversight

Annual Board and committee self-assessments

Annual Board evaluation of CEO performance

Annual review of non-employee director compensation and cap on the aggregate value of total annual compensation to non-employee directors

Nominating and Corporate Governance Committee review of director’s change in position

Board oversight of enterprise risk management, including cybersecurity and data protection, artificial intelligence, and sustainability risks

Annual Board review of executive succession plan

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 16

Corporate Governance and Board of Directors

Board Leadership Structure

The Board has the flexibility to decide whether it is best for the Company, at any given point in time, for the roles of the Chief Executive Officer and the Chair of the Board to be separate or combined and, if separate, whether the Chair should be selected from the independent directors, non-management directors, or be an employee.

Since May 2021, Mr. Tufano has served as an independent Chair of the Board. The Board believes that having an independent Chair is currently the appropriate corporate governance structure for the Company because it strikes an effective balance between management and independent leadership participation in the Board process. Additionally, the Board believes that Mr. Tufano’s widespread knowledge of the issues confronting complex technology and manufacturing companies and extensive financial reporting and operational expertise provide the requisite experience needed to effectively serve as the independent Chair of the Board.

While the Chief Executive Officer is tasked with developing policy and strategic direction for the Company and providing management of its day-to-day operations, the duties and responsibilities of the independent Chair of the Board include:

Independent Chair of the Board
•
Coordinate the activities of the Board and ensure the review of both short- and long-term areas of interest to shareholders.
•
Work with the CEO to develop board agendas and set schedules for Board meetings.
•
Preside over Board meetings.
•
Develop agenda for executive sessions of the independent directors.
•
Moderate the executive sessions of the independent directors.
•
Discuss executive session subjects with the CEO.
•
As required, the Chair of the Board serves as a representative of the Board with management and the public.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 17

Corporate Governance and Board of Directors

Director Independence

Teradyne’s Corporate Governance Guidelines require that at least a majority of the Board shall be independent and set out standards for determining director independence. Under our Corporate Governance Guidelines, to be considered independent, a director must satisfy applicable SEC and Nasdaq listing standard requirements, and, in the Board’s judgment, not have a material relationship with Teradyne.

The Board periodically reviews each director’s status as an independent director and whether any independent director has any relationship with the Company that, in the judgment of the Board, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities as a director or would be deemed a material relationship with Teradyne.

The Board, in coordination with the Nominating and Corporate Governance Committee, has assessed the independence of each of the members of the Board who served for all or a portion of fiscal year 2024 and each of the director nominees and determined that the following directors are, and former directors were at the time of service, independent under SEC rules, Nasdaq listing standards and the independence standards in our Corporate Governance Guidelines:

•
Peter Herweck,
•
Mercedes Johnson,
•
Ernest E. Maddock,
•
Marilyn Matz,
•
Ford Tamer,
•
Paul J. Tufano,
•
Bridget van Kralingen, and
•
Timothy E. Guertin.

In determining the independence of Teradyne’s directors, the Board reviewed and determined that the following relationships did not preclude a determination of independence under applicable standards:

•
Mr. Herweck’s former position as CEO of Schneider Electric, a Teradyne customer;
•
Ms. Johnson’s position as a director of Analog Devices, Inc., both a Teradyne supplier and customer, and as a director of Synopsys, Inc., both a Teradyne customer and supplier;
•
Mr. Maddock’s position as a director of Avnet, Inc., both a Teradyne customer and supplier; and
•
Mr. Tamer’s position as CEO of Lattice Semiconductor, a Teradyne customer, and as a director of Marvell Technology, Inc., a Teradyne customer.

The amounts paid to or received from each party under Teradyne’s business relationships with each of Analog Devices, Inc., Synopsys, Inc., Avnet, Inc., Lattice Semiconductor, Schneider Electric and Marvell Technology, Inc. during the last three fiscal years do not exceed the applicable threshold of Nasdaq listing standards, and the Board determined that each of these directors does not have a material relationship with Teradyne. Teradyne will continue to monitor its business relationships and any significant competitive activity to ensure they have no impact on the independence of its directors.

All members of the Company’s three standing committees—Audit, Compensation, and Nominating and Corporate Governance—have been determined by the Board to be independent pursuant to applicable SEC rules and Nasdaq listing standards, including those applicable to such committees, as well as the independence standards in our Corporate Governance Guidelines.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 18

Corporate Governance and Board of Directors

Director Selection and Nomination Process

1 Identify the Candidate

The Nominating and Corporate Governance Committee identifies director candidates through numerous sources, including recommendations from existing Board members, executive officers, and shareholders and through engagements with executive search firms.

As part of the identification and nomination process, the Committee regularly reviews Board composition to ensure that the Board reflects the knowledge, experience, skills and backgrounds required for the needs of the Board.

2 Evaluate Candidate Qualifications

Director candidates are evaluated by the Nominating and Corporate Governance Committee, with input from the Chair and the CEO, and all director candidates recommended to be nominees must meet, at a minimum, the Board membership criteria described below.

•
Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgment and should be willing and able to contribute positively to the decision-making process of the Company.
•
Nominees should have a commitment to understand the Company and its industry and to attend and participate in Board and committee meetings.
•
Nominees should ensure that existing and future commitments would not materially interfere their obligations.
•
Nominees should not have, nor appear to have, any conflicts of interest.
•
Nominees must be 74 years or younger as of the date of their election or appointment.

Additionally, the re-nomination of existing directors is not viewed as automatic but is based on continuing qualification under the criteria set forth above.

3 Recommendation and Nomination

The Nominating and Corporate Governance Committee recommends to the Board qualified candidates to be nominated by the Board for election or re-election at the annual meeting of shareholders or upon a majority vote of the Board.

4 Shareholder Vote
Nominees are elected by our shareholders at the annual meeting of shareholders.

5 Implementation

In the past five years, five of our seven current directors, which included four independent directors, were elected to the Board for the first time by our shareholders, each bringing fresh perspectives and unique skill sets to the Board.

Peter Herweck ǀ Ernest E. Maddock ǀ Gregory S. Smith ǀ Ford Tamer ǀ Bridget van Kralingen

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 19

Corporate Governance and Board of Directors

Shareholder Recommendations for Board Candidates

Shareholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as potential director nominees may do so by submitting the candidate’s name, experience, and other relevant information to the Nominating and Corporate Governance Committee, 600 Riverpark Drive, North Reading, MA 01864. Shareholders wishing to nominate directors may do so by submitting a written notice to the Secretary at the same address in accordance with the nomination procedures set forth in Teradyne’s bylaws. Additional information regarding the director nomination procedure is provided in the section below captioned “Shareholder Proposals for 2026 Annual Meeting.”

Overboarding Policy

The Company maintains an overboarding policy in our Corporate Governance Guidelines to help ensure that directors are able to devote adequate time to their duties to the Company, including preparing for and attending meetings.

The Company’s overboarding policy limits the number of other public company boards on which a director serves to no more than four. Directors should notify the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board. Additionally, service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

In renominating directors for election at our Annual Meeting, the Nominating and Corporate Governance Committee and Board have determined that each of our directors is currently in compliance with our Corporate Governance Guidelines and has sufficient time, energy, and attention to serve on the Board.

Director Refreshment and Succession Planning

The Nominating and Corporate Governance Committee is responsible for regularly reviewing Board composition, skills, and refreshment, including the review of director succession planning.

Additionally, directors elected at the annual meeting of shareholders serve until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. Directors who have been elected to fill a vacancy complete the remainder of the former director’s term. There are no limits on the number of terms that a director can serve. Term limits could result in loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefits the entire membership of the Board, as well as management.

In the past five years, five of our seven current directors, including four independent directors, were elected to the Board for the first time to replace directors who retired.

Majority Vote Standard and Director Resignation Policy

Directors are elected by the majority of votes cast. Any director who fails to receive the requisite majority vote at any meeting for an uncontested election shall, promptly following certification of the shareholder vote, offer their resignation to the Board for consideration in accordance with the procedures established in our Corporate Governance Guidelines within 90 days following certification of the shareholder vote.

In addition, non-employee directors must notify the Nominating and Corporate Governance Committee if the director experiences a change of position from that held upon first becoming a member of the Board. Upon any such notification, the Nominating and Corporate Governance Committee will review the potential impact on the director’s independence and the appropriateness of the director’s continued membership on any Board committees under the circumstances.

Board Size

The Company’s bylaws require the Board to consist of not less than three and no more than fifteen members. The number of directors on the Board is fixed each year by the Board and as of the Record Date, the size of the Board was fixed at eight directors. At the conclusion of the Annual Meeting, the board size will be reduced to seven members. Additionally, the Nominating and Corporate Governance Committee is responsible for periodically reviewing and making recommendations to the Board as appropriate regarding the composition and size of the Board to help ensure that the Board is composed of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Nominating and Corporate Governance Committee.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 20

Corporate Governance and Board of Directors

Board and Committee Self-Assessment

The Board and each of its committees annually undertake a self-assessment, including an evaluation of its composition, mandate and function, as well as soliciting feedback from senior management. The Chair of the Nominating and Corporate Governance Committee manages this annual process and implementation of any action items resulting from the process. For example, as a result of one of the Board’s self-assessments in which the directors expressed their interest in having a separate strategy discussion, an annual strategic session with management was implemented. Additionally, based on the result of another self-assessment, the Board undertook a multi-year refreshment and succession planning process.

CEO Evaluation and Management Succession Planning

The principal responsibility of directors is to oversee the management of the Company, and, in so doing, to serve the best interests of the Company and its shareholders. This includes a responsibility of directors to require and oversee succession plans for the Chief Executive Officer and the other named executive officers. The Board conducts an annual review of executive succession planning. Additionally, the Nominating and Corporate Governance Committee is responsible for periodically reviewing the Company’s succession plans with respect to the Chief Executive Officer and other senior executives.

The independent Chair of the Board, the independent members of the Board of Directors and the Compensation Committee are also responsible for overseeing the evaluation of the Company’s Chief Executive Officer.

Code of Conduct

Teradyne has adopted the Code of Conduct which outlines our ethics policy for directors, officers and all employees. The Audit Committee is responsible overseeing compliance with the Code of Conduct. The Audit Committee reviews the Code of Conduct and training materials and results annually and regularly reviews with management.

The Company deploys Code of Conduct training to all new full and part time employees and contractors as part of the on-boarding process and administers annual Code of Conduct refresher training to all employees and contractors at the end of each year, which includes a video presentation, quiz and compliance certification. The Code of Conduct training covers a variety of topics, including:

•
anti-corruption and bribery,
•
proper workplace conduct,
•
avoiding conflicts of interest,
•
cybersecurity and information security and protection in the workplace,
•
health and safety practices, and
•
proper use of social media.

The Board has established a means for anyone to report violations of the ethics policy on a confidential or anonymous basis.

Teradyne shall disclose any substantive amendments to or waiver, including an implicit waiver, from the Code of Conduct granted to an executive officer or director within four business days of such determination by disclosing the required information on its website at www.teradyne.com under the “Governance” section of the “Investor Relations” link or in a Current Report on Form 8-K.

Insider Trading Policy

The Board has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of Teradyne’s securities by our directors, officers, employees, certain consultants and independent contractors, as well as by the Company itself. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Among other things, the Insider Trading Policy prohibits trading on material non-public information and prohibits directors, executive officers and certain other employees from buying or selling Teradyne securities during the Company’s non-trading periods, also called “blackout periods”, except pursuant to an approved trading plan under Rule 10b5-1 (“Rule 10b5-1”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also adopted a Rule 10b5-1 Trading Plan Policy which requires all executive officers and directors of Teradyne to adopt Rule 10b5-1 plans for trading in Teradyne’s securities.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 21

Corporate Governance and Board of Directors

Hedging and Pledging Policy

The Board recognizes there may be an appearance of improper or inappropriate conduct if Teradyne’s employees, executives and directors engage in certain types of transactions, even in circumstances where they may not be aware of any material, nonpublic information. Therefore, the Board has adopted, through the Insider Trading Policy, a policy prohibiting employees, executives and directors from hedging Teradyne stock through short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, transactions in put options, call options or other derivative securities, on an exchange or in any other organized market, are prohibited by this policy. The policy also prohibits holding Teradyne securities in a margin account or pledging Teradyne securities as collateral for loans.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 22

Corporate Governance and Board of Directors

Board Oversight of Risk

The Board, as a whole and through its committees, has responsibility for the oversight of risk management. While the full Board has ultimate responsibility for risk oversight, the Board has delegated oversight responsibility for certain risks to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. This approach allows the Board to draw upon the experience and judgment of specific directors comprising each committee who have experience overseeing and managing particular risks that Teradyne faces in various areas of its business.

The Board

The Board oversees management’s processes for identifying and mitigating risks, including operational, cybersecurity and information security, legal, geopolitical, market and competitive risks as well as the risks to the Company, its business and its employees due to climate change and trade regulations, directly and through its committees to help align the Company’s risk exposure with its strategic objectives. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and participates in regularly scheduled Board discussions with management and outside advisors covering such risks.

Committee Responsibilities

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

The Audit Committee is responsible for oversight of enterprise risk management review, including financial risk assessment and management and cybersecurity and technology security risks, including artificial intelligence. The Audit Committee receives regular reports from management including from our Chief Financial Officer, Corporate Controller, Internal Audit, in-house legal counsel, and Chief Information Security Officer on such risks at regularly scheduled meetings and as requested.

The Compensation Committee is responsible for reviewing and assessing, on an annual basis, the impact of the Company’s compensation programs on Company risk and considering appropriate risk management policies and practices as applied to the Company’s compensation programs. The Compensation Committee receives reports from management including from our human resources and compensation teams and in-house legal counsel on such matters.

The Nominating and Corporate Governance Committee oversees risks related to corporate governance, including Board and director performance, director recruitment and succession, director education, and our Corporate Governance Guidelines and other governance documents, as well as management succession, our ESG efforts, and, in conjunction with the Audit Committee, artificial intelligence.

Management

Senior Management		Disclosure Committee

Our senior management regularly attends meetings of the Board and its committees and provides the Board and its committees with reports regarding our operations, strategies, and objectives, and the risks inherent within them, as well as management action plans to monitor and address risk exposures. Board and committee meetings also provide a forum for directors to discuss issues with, request additional information from, and provide guidance to, senior management. In addition, our directors have direct access to senior management to discuss any matters of interest, including those related to risk.

The Disclosure Committee, which is comprised of a cross-functional team, regularly reviews Teradyne’s financial and business disclosures, including quarterly and annual reports prior to filing with the SEC. There is substantial cross-functional overlap in the membership of the Disclosure Committee to ensure that Teradyne’s required disclosures regarding its risks are accurate, complete, and timely. Teradyne’s internal legal and financial reporting teams seek input and advice from internal subject matter experts and external advisors in drafting specific disclosures, and such input and advice is communicated to the Disclosure Committee.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 23

Corporate Governance and Board of Directors

Oversight of Strategy

Oversight of Teradyne’s business strategy and strategic planning is a key responsibility of our Board, and the responsibility of our directors includes reviewing and approving the Company’s fundamental operating, financial and other corporate plans, strategies and objectives. Directors have an obligation to become and remain informed about the Company and its business, including the principal operational and financial objectives, strategies and plans of the Company and the problems, risks and success factors affecting the Company’s business.

Our Board is deeply engaged and involved in Teradyne’s long-term strategy, including, among other things, senior management development and succession planning, and evaluating key market and strategic opportunities and competitive developments. Our Board takes a multilayered approach to exercising its role in strategy oversight and views its strategy oversight role as a continuous process.

On an annual basis, our Board conducts a coordinated meeting with members of management on the Company’s strategy including a presentation on results, revenue, customer and stakeholder feedback and future plans. Additionally, each quarter the Board receives a substantial presentation from members of management across our different business units, with the Board receiving a deep dive on a different division of the Company each quarter.

Oversight of Cybersecurity

The Board oversees management’s processes for identifying and mitigating risks, including cybersecurity risks, to help align our risk exposure with our strategic objectives. Senior leadership, including our Chief Information Security Officer (the “CISO”), regularly brief the Audit Committee on our cybersecurity and information security posture.

The corporate information security organization, under the CISO, has implemented a governance structure and processes to assess, identify, manage and report cybersecurity risks. The CISO chairs management’s Cybersecurity Steering Committee, which regularly reviews current cyber threats, program performance and ongoing risk mitigations. Cybersecurity-related risks are also integrated into our overall enterprise risk management (“ERM”) process. These risks are among those that the ERM function evaluates to assess top enterprise risks on an annual basis and is reviewed and evaluated by the Board. The Board is also apprised of cybersecurity issues or incidents deemed to have a moderate or higher business impact as they arise, even if considered immaterial.

Oversight of Human Capital

The Board oversees the establishment and maintenance of the Company’s core values and its management of human capital. Additionally, the Compensation Committee is responsible for reviewing and assisting the Board in overseeing certain talent management matters relating to the Company’s workforce. The Board believes that the Company’s future success depends upon its continued ability to attract, develop and retain a high-performance workforce, comprised of people with shared values.

Oversight of Artificial Intelligence

The Board, in coordination with the Nominating and Corporate Governance Committee and the Audit Committee, is responsible for overseeing our Artificial Intelligence (“AI”) governance and risk management processes, which address the development and use of AI products and services and our use of AI in our internal operations. As this is a nascent and rapidly developing area, the Board and management are working together to build a strong AI governance and risk management program, including establishing a cross functional AI Governance and Risk Management Committee led by Teradyne executive management.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 24

Corporate Governance and Board of Directors

Oversight of Sustainability and Human Capital Matters

Teradyne is committed to employee health, safety and welfare, to managing its activities that impact the environment in a responsible and effective manner, and to supporting the communities where its employees live and work. Teradyne strives to drive improvements in environmental sustainability, supply chain responsibility, human capital, and positive social impact.

The Board
The Board oversees the Company’s ESG program.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews, and assists the Board in overseeing, ESG matters not assigned to other committees, including the Company’s overall sustainability strategy and goals, climate-related matters, the CSR Report and sustainability initiatives.

Audit Committee	Compensation Committee
The Audit Committee reviews, and assists the Board in overseeing, significant information security, cybersecurity and technology security risks.	The Compensation Committee reviews, and assists the Board in overseeing, certain talent management matters relating to the Company’s workforce.

Senior Leadership
The CEO and CFO receive reports on the ESG program from the ESG Steering Team.

ESG Steering Team

The Company’s sustainability-related activities are guided by the Company’s ESG Steering Team. The ESG Steering Team is comprised of a group of senior leaders, meets regularly and reports to the CEO, the CFO and the Board.

ESG Working Team

The ESG Working Team is a cross-functional team that develops the long-term strategy, annual goals, metrics tracking and reporting processes for the Company’s corporate social responsibility activities and reports to the ESG Steering Team on a regular basis.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 25

Corporate Governance and Board of Directors

Shareholder Engagement

Teradyne is committed to regular and proactive engagement with our shareholders. We believe that listening to and understanding shareholder perspectives and priorities is important for shareholder value and addressing corporate governance.

In 2024, we reached out to shareholders representing approximately 53% of our outstanding shares, and we will continue to seek out and consider shareholders’ feedback in the future.

As part of our shareholders engagement efforts over the last year, we heard from shareholders on key corporate governance, executive compensation, and business development-related matters.

As a result of our engagement efforts in recent years, we have implemented several corporate governance best practices, including the removal of super-majority shareholder voting requirement from our Articles of Organization and the increase in our shareholding requirements for some of our executives beginning in fiscal year 2025.

Shareholders Engaged (% of Stock Outstanding)

Shareholder Communications with Board of Directors

Shareholders and other interested parties may communicate with one or more members of the Board, including the Chair, or the non-management directors as a group by writing to the non-management directors, Board of Directors, 600 Riverpark Drive, North Reading, MA 01864 or by electronic mail at nonmanagementdirectors@teradyne.com. Any communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, will be sent to the appropriate executive. Solicitations, junk mail and other similarly frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

Board Meetings and Director Attendance

The Board met four times during the year ended December 31, 2024. The non-employee directors, all of whom are independent, held executive sessions in which they met without management after each regularly scheduled meeting during 2024. The Chair of the Board presides over all Board meetings and each executive session.

During 2024, each director attended at least 75% of the total number of meetings of the Board and committee meetings held while such person served as a director.

Under our Corporate Governance Guidelines, each director is expected to attend each annual meeting of shareholders. All nine then-serving directors attended the 2024 Annual Meeting of Shareholders held on May 9, 2024.

2024 Average Board and Committee Meeting Attendance

100%

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 26

Corporate Governance and Board of Directors

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. In accordance with the Nasdaq listing standards, all of the committees are comprised of independent directors. The members of each committee are appointed by the Board based on the recommendation of the Nominating and Corporate Governance Committee. Each committee performs a self-assessment and reviews its charter annually. Actions taken by any committee are reported to the Board, usually at the next Board meeting following the action. The table below shows the current membership of each of the standing committees:

INDEPENDENT DIRECTORS	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Peter Herweck
Mercedes Johnson
Ernest E. Maddock
Marilyn Matz
Ford Tamer*
Paul J. Tufano
Bridget van Kralingen
INSIDE DIRECTORS
Gregory S. Smith

	Independent Chair of the Board	Committee Member
	Committee Chairperson	Financial Expert
*	Mr. Tamer’s service as a Director will end at the conclusion of the Annual Meeting.

The Board will appoint committee members for the 2025-2026 term following the election of directors at the Annual Meeting.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 27

Corporate Governance and Board of Directors

Audit Committee

Current Members

Mercedes Johnson (Chair)

Ernest E. Maddock

Ford Tamer

Independence

The Audit Committee has three members, all of whom have been determined by the Board to be independent pursuant to SEC rules, including the independence rules applicable to audit committee members and Nasdaq listing standards, as well as Teradyne’s independence standards.

In addition, the Board determined that each member of the Audit Committee is financially literate and an “audit committee financial expert” as defined in the rules and regulations promulgated by the SEC.

Meetings

Eight meetings during fiscal year 2024.

Responsibilities

The Audit Committee’s oversight responsibilities, described in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
overseeing matters relating to the financial disclosure and reporting process, including the system of internal controls;
•
reviewing the internal audit function and annual internal audit plan;
•
supervising compliance with business ethics and legal and regulatory requirements;
•
reviewing the Company’s cybersecurity program including the Company’s contingency plans in the event of a cybersecurity incident;
•
reviewing and approving the appointment, compensation, activities and independence of the independent registered public accounting firm including the selection of the lead audit partner who is rotated every five years; and
•
conducting an enterprise risk management review, including financial risk assessment and management.

2024 Average Audit Committee Meeting Attendance
95.8%

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 28

Corporate Governance and Board of Directors

Compensation Committee

Current Members

Peter Herweck (Chair)

Marilyn Matz

Paul J. Tufano

Bridget van Kralingen

Independence

The Compensation Committee has four members, all of whom have been determined by the Board to be independent pursuant to SEC rules and Nasdaq listing standards, including the independence standards applicable to compensation committee members, as well as Teradyne’s independence standards.

Meetings

Five meetings during fiscal year 2024.

Responsibilities

The Compensation Committee’s primary responsibilities, discussed in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
overseeing and assessing the risks associated with Teradyne’s compensation programs, policies and practices;
•
recommending changes and/or recommending the adoption of new compensation plans to the Board, as appropriate;
•
reviewing and recommending to the Board each year the compensation for non-employee directors;
•
evaluating and recommending to the independent directors of the Board the annual cash and equity compensation and benefits to be provided to the Chief Executive Officer;
•
administering the executive compensation recoupment policy;
•
overseeing human capital management matters; and
•
reviewing and approving of the cash and equity compensation and benefit packages of the other executive officers.

2024 Average Compensation Committee Meeting Attendance
100%

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 29

Corporate Governance and Board of Directors

Nominating and Corporate Governance Committee

Current Members

Marilyn Matz (Chair)

Peter Herweck

Paul J. Tufano

Bridget van Kralingen

Independence

The Nominating and Corporate Governance Committee has four members, all of whom have been determined by the Board to be independent pursuant to SEC rules and Nasdaq listing standards, as well as Teradyne’s independence standards.

Meetings

Four meetings during fiscal year 2024.

Responsibilities

The Nominating and Corporate Governance Committee’s primary responsibilities, discussed in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
identifying individuals qualified to become Board members and considering nominees proposed by shareholders;
•
recommending to the Board the nominees for election or re-election as directors at the annual meeting of shareholders;
•
developing and recommending to the Board a set of corporate governance principles;
•
overseeing and advising the Board with respect to corporate governance matters;
•
assisting the Board with reviewing and overseeing the Company’s sustainability strategy, goals and initiatives;
•
reviewing the Company’s succession plans with respect to the Chief Executive Officer and other senior executives; and
•
overseeing the evaluation of the Board.

2024 Average Compensation Committee Meeting Attendance
100%

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 30

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board presently consists of eight members, seven of whom are independent directors. The current terms of the directors expire at the Annual Meeting. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated all current directors for re-election other than Mr. Tamer who notified the Board in January of 2025 of his decision to not stand for re-election at the Annual Meeting. If elected, each director will hold office until the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and until his or her successor shall have been duly elected and qualified.

Teradyne has no reason to believe that any of the nominees will be unable to serve; however, if any nominee is unable to serve or for good cause will not serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size.

As of the Record Date, the size of the Board was fixed at eight members but shall be reduced to seven members at the conclusion of the Annual Meeting.

The following table sets forth information regarding the nominees to be elected at the Annual Meeting.

Name, Age and Primary Occupation	Director Since	Other Noteworthy Experience	Other Current Public Company Boards
Peter Herweck, 58 Former Chief Executive Officer of Schneider Electric SE	2020	Former CEO of the AVEVA Group plc Former EVP of Schneider Electric’s global Industrial Automation business
Mercedes Johnson, 71 Former Chief Financial Officer, Avago Technologies	2014	Former Interim CFO of Intersil Corporation Former CFO of Lam Research Corporation	Synopsys, Inc. Analog Devices, Inc.
Ernest E. Maddock, 66 Former CFO, Micron Technology	2022	Former CFO of Riverbed Technology, Inc. Former CFO of Lam Research Corporation	Ultra Clean Holdings, Inc. Avnet, Inc. Ouster, Inc.
Marilyn Matz, 71 CEO & Board Chair, Paradigm4, Inc.	2017	Co-founder of Paradigm4, Inc. Co-founder of Cognex Corporation
Gregory S. Smith, 62 President, Chief Executive Officer and a director of Teradyne	2023	Former President of Robotics at Teradyne Former President of the Semiconductor Test Business of Teradyne	Technoprobe S.p.A.
Paul J. Tufano, 71 Former CEO, Benchmark Electronics, Inc.	2005	Former CFO of Alcatel-Lucent Former CFO of Solectron Corporation	EnerSys
Bridget van Kralingen, 61 Partner, Motive Partners	2024	Former CEO of IBM’s Global Markets and Global Consulting Divisions Former Managing Partner, US Financial Services with Deloitte Consulting Former Director, Royal Bank of Canada	Travelers Insurance Discovery Limited

Independent	Independent Chair of the Board

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 31

Proposal No. 1: Election of Directors

Nominees for Director

The following sets forth the principal occupation of the nominees to be elected at the Annual Meeting during at least the past five years, any other public company boards on which the nominee serves or has served in the past five years, and the nominee’s qualifications to serve on the Board.

Peter Herweck Former Chief Executive Officer of Schneider Electric SE Independent Director			Mercedes Johnson Former Chief Financial Officer, Avago Technologies Independent Director
Director Since	Age	Committees	Director Since	Age	Committees
2020	58	Compensation (Chair), Nominating & Governance	2014	71	Audit (Chair)
Professional Experience			Professional Experience

Mr. Herweck served as the former Chief Executive Officer of Schneider Electric from May 2023 through November 2024. Prior to serving as Schneider Electric’s Chief Executive Officer, Mr. Herweck served as Chief Executive Officer of the AVEVA Group plc from May 2021 to March 2023. Prior to AVEVA Group, Mr. Herweck served as Executive Vice President of Schneider Electric’s global Industrial Automation business and on Schneider Electric’s Executive Committee from October 2016 to April 2021.

Director Qualifications

Mr. Herweck contributes valuable executive experience within the global industrial automation industry as well as extensive knowledge of the issues affecting complex industrial automation companies.

Former Public Company Directorships Held in Last Five Years

•
AVEVA Group plc (March 2018 to January 2023)

Ms. Johnson served as Interim Chief Financial Officer of Intersil Corporation from April 2013 to September 2013 and as Senior Vice President and Chief Financial Officer of Avago Technologies Limited from December 2005 to August 2008. Prior to joining Avago, Ms. Johnson was Senior Vice President, Finance, of Lam Research Corporation from June 2004 to January 2005 and Chief Financial Officer of Lam from May 1997 to May 2004.

Director Qualifications

Ms. Johnson contributes valuable industry and operational experience as a former senior financial executive at semiconductor and semiconductor equipment companies as well as a current member of the boards of directors of global technology companies.

Other Current Public Company Directorships

•
Synopsys, Inc., since February 2017
•
Analog Devices, Inc., since August 2021

Former Public Company Directorships Held in Last Five Years

•
Maxim Integrated Products (September 2019 to August 2021)
•
Millicom International Cellular S.A. (May 2019 to May 2023)

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 32

Proposal No. 1: Election of Directors

Nominees for Director

Ernest E. Maddock Former CFO, Micron Technology Independent Director			Marilyn Matz CEO & Board Chair, Paradigm4, Inc. Independent Director
Director Since	Age	Committees	Director Since	Age	Committees
2022	66	Audit	2017	71	Compensation, Nominating & Governance (Chair)
Professional Experience			Professional Experience

Mr. Maddock served as Senior Vice President and Chief Financial Officer of Micron Technology, Inc. from 2015 until his retirement in 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Riverbed Technology, Inc. from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at Lam Research Corporation, culminating in the position of Chief Financial Officer from 2008 to 2013.

Director Qualifications

Mr. Maddock contributes over 35 years of experience in the technology industry serving in operations, technology and finance roles including 10 years as a public company Chief Financial Officer.

Other Current Public Company Directorships

•
Ultra Clean Holdings, Inc., since June 2018
•
Avnet, Inc., since August 2021
•
Ouster, Inc., since January 2022

Ms. Matz is a co-founder of Paradigm4, Inc. and has served as Chief Executive Officer and Chair of the Board of Directors since December 2009. Previously, Ms. Matz was a co-founder of Cognex Corporation where she held a variety of leadership positions in engineering and business operations from March 1981 to December 2008 including her final role as Senior Vice President and Business Unit Manager of its PC Vision Products Group.

Director Qualifications

Ms. Matz contributes valuable technical expertise and leadership experience from more than 40 years in automation, machine vision and software analytics related industries.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 33

Proposal No. 1: Election of Directors

Nominees for Director

Gregory S. Smith President, Chief Executive Officer, and Director Executive Director			Paul J. Tufano Former CEO, Benchmark Electronics, Inc. Independent Chair of the Board
Director Since	Age	Committees	Director Since	Age	Committees
2023	62	-	2005	71	Compensation, Nominating & Governance
Professional Experience			Professional Experience

Mr. Smith is President and Chief Executive Officer of Teradyne. Mr. Smith was President of Robotics at Teradyne from October 2020 through July 2023. Prior to leading Robotics, Mr. Smith was President of the Semiconductor Test Business, Teradyne’s largest operating segment, from February 2016 to October 2020. Mr. Smith began his career at Raytheon as a test engineer and held numerous engineering and management roles in the semiconductor test industry before joining Teradyne in 2006.

Director Qualifications

Mr. Smith contributes valuable executive experience from his 18 years in multiple management roles, including as President and Chief Executive Officer of Teradyne.

Other Current Public Company Directorships

•
Technoprobe S.p.A., since May 2024

Mr. Tufano served as President and Chief Executive Officer of Benchmark Electronics, Inc. from September 2016 to March 2019. Mr. Tufano served as Chief Financial Officer of Alcatel-Lucent from December 2008 to September 2013 and Chief Operating Officer of Alcatel-Lucent from January 2013 to September 2013. He was Executive Vice President of Alcatel-Lucent from December 2008 to January 2013. He also served as a consultant for Alcatel-Lucent from September 2013 to April 2014. Mr. Tufano was Executive Vice President and Chief Financial Officer of Solectron Corporation from January 2006 to October 2007 and Interim Chief Executive Officer from February 2007 to October 2007. Prior to joining Solectron, Mr. Tufano worked at Maxtor Corporation where he was President and Chief Executive Officer from February 2003 to November 2004, Executive Vice President and Chief Operating Officer from April 2001 to February 2003 and Chief Financial Officer from July 1996 to February 2003. From 1979 until he joined Maxtor Corporation in 1996, Mr. Tufano held a variety of management positions in finance and operations at International Business Machines Corporation.

Director Qualifications

Mr. Tufano contributes widespread knowledge of the issues confronting complex technology and manufacturing companies and extensive financial reporting and operational expertise.

Other Current Public Company Directorships

•
EnerSys, since April 2015

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 34

Proposal No. 1: Election of Directors

Nominees for Director

Bridget van Kralingen Partner, Motive Partners Independent Director
Director Since	Age	Committees
2024	61	Compensation, Nominating & Governance

Ms. van Kralingen has been a Partner at Motive Partners since November 2022. Prior to Motive Partners, she served in various leadership positions at IBM Corporation from April 2004 through December 2021, including most recently leading IBM’s Global Sales and Markets Division. Before joining IBM in 2004, Ms. van Kralingen served as Managing Partner, US Financial Services with Deloitte Consulting.

Director Qualifications

Ms. van Kralingen contributes extensive global business experience as a former executive of a global technology company and has significant expertise in information technology services, international operations, and global sales and business development.

Other Current Public Company Directorships

•
Travelers Insurance, since January 2022
•
Discovery Limited, since June 2022

Former Public Company Directorships Held in Last Five Years

•
Royal Bank of Canada, June 2011 to April 2024

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 35

Proposal No. 1: Election of Directors

Director Qualifications and Experience

Each director nominee brings a diversity of skills and experiences to the Board that are complementary and, together, cover the spectrum of areas that impact the Company’s current and evolving business as set forth in the Qualifications and Skills matrix below. As the matrix is a summary, it does not include all the skills, experience, qualifications and attributes that each director nominee offers, and the fact that a particular experience, skill or qualification is not listed does not mean that a director nominee does not possess it.

Qualifications/Skills
Business Operations	✓	✓	✓	✓	✓	✓	✓
C-Level Experience	✓	✓	✓		✓	✓	✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓
Cybersecurity and Information Security	✓			✓			✓
ESG Oversight	✓	✓	✓	✓	✓	✓	✓
Financial Expertise		✓	✓			✓	✓
Global Business Expertise	✓	✓	✓	✓	✓	✓	✓
Semiconductor and Electronics Industry Experience		✓	✓		✓	✓
Robotics Industry Experience	✓		✓	✓	✓		✓
Legal/Regulatory Compliance and Risk Oversight	✓	✓	✓	✓	✓	✓	✓
M&A Experience	✓	✓	✓		✓	✓	✓
Sales/Marketing Experience	✓			✓	✓		✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓
Technical Product Development Expertise	✓		✓	✓	✓		✓

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 36

Proposal No. 1: Election of Directors

The qualifications and skills of our director nominees were assessed using the following definitions:

Business Operations	Experience managing sophisticated, large-scale manufacturing operations, facilities and processes.
C-Level Experience	Experience as a current or former CEO or C-Suite Officer of a publicly listed company.
Corporate Governance	Experience or knowledge of relevant corporate governance issues and policies, including experience as a current or former director.
Cybersecurity and Information Security	Experience overseeing and managing corporate cybersecurity programs or proficiency in cybersecurity risks and risk mitigation.
ESG Oversight	Experience as a senior executive with responsibility for sustainability matters, such as responsibility for oversight of climate-related risks.
Financial Expertise	Experience including analyzing financial statements and capital structures and overseeing accounting or financial reporting and internal controls.
Global Business Expertise	Experience managing a business with substantial global operations.
Semiconductor and Electronics Industry Experience	Experience as a senior executive at a company in the semiconductor and electronics industry.
Robotics Industry Experience	Experience as a senior executive at a company in the robotics industry.
Legal/Regulatory Compliance and Risk Oversight	Experience managing or overseeing legal, regulatory, compliance, ethics-related, or complex business risk management matters.
M&A Experience	Experience with mergers and acquisitions, including for instance strategic commercial transactions, divestitures or business integration.
Sales/Marketing Experience	Experience growing market share/revenue, including experience with marketing or identifying and developing new markets for products and services.
Strategic Planning	Experience as a current or former executive with significant experience in business development and strategic planning.
Technical Product Development Expertise	Experience in developing new products, software and solutions, including experience overseeing or managing research and development efforts.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 37

Proposal No. 1: Election of Directors

Board Demographics

Please see below for information regarding the diversity, tenure and age of our director nominees.

DIVERSITY	TENURE
0 to 5 Years
5 to 10 Years
> 10 Years
AGE
43% of directors are gender and/or racially diverse	Less than 65
3 directors are female
1 director is Hispanic or Latinx	65 or greater

Demographics
Race/Ethnicity
White/Caucasian
Hispanic/Latinx
Gender
Male
Female
Sexual Orientation
LGBTQ+

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 38

Proposal No. 1: Election of Directors

Director Compensation

Director Compensation Highlights

•
Fees for service on the Board and service as chair or a committee chair
•
Emphasis on equity in the overall compensation mix
•
Full-value equity grants with time-based vesting
•
No performance-based equity awards or perquisites
•
Robust stock ownership guidelines and deferral program to facilitate stock ownership
•
Shareholder-approved limits on non-employee director compensation
•
Policies prohibiting hedging and pledging by our directors

Teradyne uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. Every year, Compensia, Inc. (“Compensia”), the Compensation Committee’s independent compensation consulting firm, conducts an analysis of director compensation, including a review of benchmark data, and reports to the Compensation Committee any recommendations regarding director compensation. The Compensation Committee considers Compensia’s annual input as part of its annual review of director compensation. Non-employee directors’ compensation is determined by the Board at the recommendation of the Compensation Committee. Directors who are employees of Teradyne receive no compensation for their service as a director.

Cash Compensation

After a review of peer benchmarking data and global survey data regarding director compensation, the Compensation Committee, with input from Compensia, recommended that the Board maintain the same non-employee director compensation as provided in 2023. In 2024, the non-employee directors received annual cash retainers and non-employee directors serving as Independent Chair and committee chairs received additional fees for their service, as set forth in the table below:

2024 Annual Retainers:
All Non-Employee Directors	$90,000
Independent Chair	$100,000
Audit Committee Chair	$30,000
Compensation Committee Chair	$20,000
Nominating and Governance Committee Chair	$15,000

Stock-Based Compensation

Each non-employee director receives an annual equity award having a fair market value equal to $230,000 on the earlier of (i) the date of the Annual Meeting or (ii) the last Thursday in May. This annual equity award, which is granted in the form of restricted stock units, vests in full on the earlier of (i) the first anniversary of the date of grant or (ii) the date of the following year’s Annual Meeting of Shareholders.

Each new non-employee director is granted an equity award on the date first elected or appointed to the Board having a fair market value equal to $230,000, pro-rated to reflect the period between the director’s date of election or appointment and the date of the next annual board grant. This equity award, which is also granted in the form of restricted stock units, vests in full on the date of the next annual board equity award grant, subject to the director’s service through that date.

Equity awards to non-employee directors are granted under the shareholder-approved 2006 Plan.

Director Deferral Program

To facilitate stock ownership and provide for tax planning flexibility, non-employee directors may elect to defer receipt of their cash and/or equity awards and have the compensation notionally invested into (1) an interest-bearing account (based on ten-year Treasury note interest rates) or (2) a deferred stock unit (“DSU”) account. If a non-employee director elects to participate in this deferral program, they will receive either the cash value of the interest-bearing account or the shares of the Company’s common stock underlying the DSUs, in either case, within 90 days following the end of their board service.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 39

Proposal No. 1: Election of Directors

Director Stock Ownership Guidelines

The Company maintains stock retention and stock ownership guidelines to align the interests of the non-employee directors with those of the Company’s shareholders and ensure that the directors have an ongoing financial stake in the Company’s success. Pursuant to these guidelines, the non-employee directors are expected to attain (within five years from the date of initial election or appointment to the Board) and maintain an investment level in shares of the Company’s common stock equal to five times their annual cash retainer. Shares underlying unvested restricted stock units are not considered owned for purposes of determining whether the stock ownership guidelines have been met. All of the non-employee directors met the ownership guidelines as of December 31, 2024, except for Mr. Maddock, who joined the Board in 2022, and Ms. van Kralingen, who joined the Board in January 2024, both of whom have additional time to satisfy the guidelines.

Anti-Hedging and Anti-Pledging

As noted above, Board has adopted, through the Insider Trading Policy, a policy prohibiting employees, executives and directors from engaging in hedging and pledging activities.

Shareholder-Approved Limits on Non-Employee Director Compensation

The shareholder-approved 2006 Plan limits the aggregate amount or value, as applicable, of total annual cash and equity compensation that may be paid or granted, as applicable, to each non-employee director to an amount not to exceed $750,000.

Director Compensation Table for 2024

The table below summarizes the compensation Teradyne paid to non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Total ($)
Timothy E. Guertin(4)	$39,286	$0	$39,286
Peter Herweck	$109,699	$230,016	$339,716
Mercedes Johnson	$120,000	$230,016	$350,016
Ernest E. Maddock	$90,000	$230,016	$320,016
Marilyn Matz	$105,000	$230,016	$335,016
Ford Tamer	$90,000	$230,016	$320,016
Paul J. Tufano	$190,000	$230,016	$420,016
Bridget A. van Kralingen(5)	$89,324	$304,327	$393,650

(1)
The amounts reported in the “Fees Earned or Paid in Cash” column represent the amount of fees earned by each director even if deferred. The non-employee directors were compensated at the rate of $90,000 per year through December 31, 2024. Ms. Johnson received an additional $30,000 as Chair of the Audit Committee. Mr. Guertin received an additional $20,000 as Chair of the Compensation Committee. Mr. Herweck received an additional $20,000 per year, prorated from the date of his appointment on January 22, 2024, as Chair of the Compensation Committee. Ms. Matz received an additional $15,000 as Chair of the Nominating and Corporate Governance Committee. For service as Chair of the Board, Mr. Tufano received an additional $100,000 per year. Mr. Tufano and Mr. Herweck elected to defer receipt of their cash fees for 2024 and have the fees invested into a DSU account.
(2)
The amounts reported in the “Stock Awards” column represent the grant date fair value of the annual 2024 restricted stock unit awards calculated in accordance with FASB ASC Topic 718, disregarding the effects of estimated forfeitures. For a discussion of the assumptions underlying this valuation, please see Note R to the Consolidated Financial Statements included in the Company’s 2024 Form 10-K.
(3)
As of December 31, 2024, each then-serving non-employee director held 1,876 restricted stock units with an expected vesting date of May 9, 2025. In addition to their restricted stock units, as of December 31, 2024, Mr. Herweck held 8,538 DSUs, Mr. Maddock held 2,536 DSUs, and Mr. Tufano held 52,848 DSUs.
(4)
Mr. Guertin retired from the Board as of May 9, 2024.
(5)
In addition to the annual stock award to all directors on May 9, 2024, Ms. van Kralingen received a prorated stock award upon her appointment to the Board on January 12, 2024, which is included in the total above for stock awards granted in 2024.

The Board recommends a vote FOR the election to the Board of each of the director nominees.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 40

EXECUTIVE OFFICERS

The following identifies and sets forth biographical information regarding our executive officers as of March 28, 2025. The background of Gregory S. Smith is described under “Proposal No. 1—Directors.”

Executive Officer	Age	Position	Business Experience for The Past 5 Years
Sanjay Mehta	56	Vice President, Chief Financial Officer and Treasurer
•
Teradyne, Chief Financial Officer and Treasurer of Teradyne, since April 2019
•
Qualcomm Technologies, Inc. (“Qualcomm”), Various Positions
o
Senior Vice President and General Manager of Compute and XR Products (June 2018 to March 2019)
o
President of Semiconductor Segment (“QCT”) China (March 2016 to June 2018)
o
Senior Vice President, Business Operations of QCT (November 2015 to March 2016)
o
Chief Financial Officer and Senior Vice President, Sales Operations of QCT (October 2010 to November 2015)

Ryan E. Driscoll	47	Vice President, General Counsel and Secretary	• Teradyne, Various Positions o Vice President, General Counsel and Secretary, since February 2024 o Deputy General Counsel (November 2009 to February 2024)

Richard J. Burns	62	President, Semiconductor Test	• Teradyne, Various Positions o President of Semiconductor Test, since October 2020 o Vice President, Semiconductor Test Engineering (February 2016 to September 2020)

Ujjwal Kumar	48	President, Robotics
•
Teradyne, President of Robotics, since July 2023
•
Honeywell Process Solutions, Various Positions
o
President (January 2021 to December 2022)
o
Vice President & General Manager of Projects & Automation Solutions (August 2020 to December 2020)
o
Vice President & General Manager of Process Measurement & Controls (September 2018 to August 2020)

John F. Wood	68	President, Systems Test Group	• Teradyne, Various Positions o President, Systems Test Group, since November 2023 o General Manager & Vice President of Systems Test Group (November 2018 to October 2023)

John Lukez	50	President, LitePoint Corporation	• Teradyne, Various Positions o President, LitePoint Corporation, since February 2024 o Vice President of Applications, LitePoint, since 2008

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 41

PROPOSAL NO. 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Exchange Act, we are requesting our shareholders cast a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the compensation tables of this proxy statement. Specifically, shareholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables” pursuant to Item 402 of Regulation S-K.

This non-binding advisory vote is commonly referred to as a “say-on-pay” vote and is held annually. It is expected that the next say-on-pay vote will occur at the 2026 Annual Meeting of Shareholders. Compensation policies and decisions take into account the results of the shareholder advisory vote on executive compensation.

The Board recommends a vote FOR the advisory resolution approving the compensation of the Company’s named executive officers as described in this proxy statement.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 42

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We believe we have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long-term and on delivering exceptional performance throughout fluctuations in business cycles, as well as to attract, motivate, reward and retain the senior management talent required to achieve Teradyne’s corporate objectives. Teradyne believes that its compensation policies and practices reflect a pay-for-performance philosophy and are strongly aligned with the long-term interests of shareholders.

This Compensation Discussion and Analysis describes the material elements of Teradyne’s executive compensation program during the fiscal year ended December 31, 2024. It also provides an overview of Teradyne’s executive compensation philosophy, as well as Teradyne’s principal compensation policies and practices as they relate to executive compensation. Finally, it analyzes how and why the Compensation Committee arrived at the specific compensation decisions for Teradyne’s executive officers, including the named executive officers, in 2024, and discusses the key factors that the Compensation Committee considered in determining the compensation of the named executive officers.

This Compensation Discussion and Analysis provides information with respect to the following persons who, pursuant to SEC rules, constitute our “named executive officers” for 2024:

Gregory S. Smith	Sanjay Mehta	Ryan Driscoll	Richard J. Burns	Ujjwal Kumar
President and Chief Executive Officer	Vice President, Chief Financial Officer, and Treasurer	Vice President, General Counsel and Secretary	President, Semiconductor Test	President, Robotics

Fiscal 2024 Performance Overview

In 2024, Teradyne generated revenue of $2.82 billion, an approximately 5% increase over 2023 revenues. Teradyne also delivered $3.32 in GAAP earnings per share (“EPS”) and $3.22 in non-GAAP EPS leading to an approximately 22% increase in GAAP EPS over 2023 and a 10% increase in non-GAAP EPS over 2023.(1)

Teradyne’s Semiconductor Test business increased its revenues approximately 8.5% from 2023, primarily driven by a cyclical recovery in our traditional business and a successful pivot to diversify its customer base and reduce customer concentration. This strength in the Test business more than offset the continuing weakness in the industrial automation market which impacted Teradyne’s Robotics business. Despite a challenging industrial automation macro environment, Robotics revenue in 2024 was $365 million. Although this was a decrease of approximately 3% from 2023, Robotics still outperformed its peers.

Teradyne generated $672 million in operating cash flow and $474 million in free cash flow(1) in 2024 and returned $275 million, or 41% of operating cash flow or 58% of free cash flow, to our shareholders through share repurchases and dividend. The dividend and repurchase programs reflect the Company’s continued confidence in its business and the ability to return capital to its shareholders while retaining sufficient financial flexibility to pursue growth opportunities through both internal investments and acquisitions.

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 43

Executive Compensation

Financial and Strategic Highlights(1)

Annual revenue growth of ~5%	GAAP EPS of $3.32 Non-GAAP EPS(2) of $3.22	GAAP EPS growth of ~22% Non-GAAP EPS(2) growth of ~10%

Memory revenue growth of 30%	$672 Million in operating cash flow $474 Million in free cash flow(2)	8.5% annual increase in Semiconductor Test sales

(1)
Reflects results as of the end of the fiscal year ended December 31, 2024.
(2)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Fiscal 2024 Compensation Highlights

For 2024, the performance-based compensation for the Company’s named executive officers was tied to the Company’s PBIT, two-year rolling revenue growth rate, vital goals, diversity metrics, and relative TSR.

As discussed below, as a result of the challenging performance goals set by the Compensation Committee, combined with the continued market softness in certain sectors, Teradyne’s named executive officers received below-target payouts for their 2024 performance-based variable cash compensation, except for Mr. Burns who received a slightly above target payout as a result of the strong performance of the Semiconductor Test business. Further, as a result of our performance against our three-year 2022 performance-based RSU targets, Teradyne’s named executive officers earned 50% of their 2022 target performance-based restricted stock units ("PSUs") following the conclusion of the 2022 to 2024 performance period.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 44

Executive Compensation

Our Compensation Philosophy

The objective of the executive compensation program is to provide a competitive level of compensation that achieves the following objectives:

Pay For Performance	Link executive officer compensation closely to corporate performance and reward an appropriate balance of near- and long-term results

Competitive Excellence	Encourage competitive excellence of Teradyne’s products and services and motivate executive officers to exceed financial and operational targets

Risk Management	Motivate executive officers to achieve our short-term and long-term operating and financial goals without encouraging excessive or inappropriate risk taking

Shareholder Alignment	Align the interests of executive officers with the interests of our shareholders

Attract and Retain	Attract and retain qualified executive officers

2024 Executive Compensation Summary

The four core elements of our named executive officer direct compensation are base salary, an annual variable cash incentive opportunity, an annual profit-sharing opportunity or growth bonus opportunity, as applicable and described in detail below, and annual equity awards. The graphic below reflects the approximate general distribution of these four core elements of named executive officer target total direct compensation awarded during 2024. For purposes of the charts below, performance-based restricted stock units are valued based on target level of achievement.

Chief Executive Officer	Average of the Other Named Executive Officers

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 45

Executive Compensation

We believe we have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long term and on delivering exceptional performance throughout fluctuations in business cycles.

Fiscal 2024 Changes to Our Performance-based Variable Compensation Plans

For fiscal 2024, the Compensation Committee made several changes to our performance-based variable compensation plans:

Incentive Plan	Changes	Rationale
Variable Cash Compensation Program
•
Decreased the component weighting at target for PBIT metric to 19.5% (from 30%) and increased the Vital Goals metric to 48.75% (from 40%) of the company-wide performance assessment of the variable cash compensation payout percentage

•
Encourages the attainment of vital strategic business goals intended to further align executive compensation with both Teradyne’s short-term financial and operating strategy and its long-term profitable growth strategy

•
More appropriately balances the weighting of profitability-related metrics in the total target compensation of our executive officers after taking into account our Cash Profit Sharing Plan

•
Consistent with our historical practice, the threshold, target and maximum two-year rolling revenue growth rate and PBIT rate achievement goals were informed by the 10th percentile, 50th percentile and 90th percentile of the “VC Comparison Group” (further described below), respectively, resulting in the following two-year rolling revenue growth and PBIT rate achievement goals for 2024:
o
Threshold, target and maximum two-year rolling revenue growth rate achievement goals were set at -6%, 7%, and 19%, respectively
o
Threshold, target and maximum PBIT rate achievement goals were set at 11%, 21% and 39%, respectively

• Sets appropriately stringent financial goals in consideration of the performance and market trends of our peers and other comparable companies
	• Added a gender representation goal measured on the year-over-year change in gender representation at Teradyne globally and in the U.S.	• We believe in promoting equal opportunities in the workforce. We will be reconsidering the gender representation metric for 2025.

Performance-Based Restricted Stock Units (PSUs)
•
Consistent with our historical practice, the threshold, target and maximum PBIT rate achievement goals were set at the 10th percentile, 50th percentile and 90th percentile of the “VC Comparison Group”, resulting in threshold, target and maximum PBIT rate achievement goals set at 11%, 21% and 39%, respectively

• Sets appropriately stringent financial goals commensurate with the performance and market trends of our peers and other comparable companies

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 46

Executive Compensation

Pay for Performance

The variance in compensation of the named executive officers year over year demonstrates the alignment between pay and performance. The actual performance-based variable cash compensation paid to the named executive officers has varied significantly depending on the strength of Teradyne’s financial and operational performance as compared to performance goals in the applicable year. As discussed above, in 2024, the named executive officers, with the exception of Mr. Burns, received below-target variable cash compensation payouts with a range between 58% and 91% of target. Based on the performance of our Semiconductor Test business, Mr. Burns received a variable cash compensation payout of 101% of target as a result of our pay-for-performance philosophy.

While this variance in compensation demonstrates that the program effectively rewards the executive officers when there is superior performance by Teradyne and appropriately adjusts compensation downward in the case of less-than-superior performance, the Compensation Committee continues to review the executive compensation program and its mix of short- and long-term incentives to ensure it reflects the correct balance between short-term financial performance and long-term shareholder return. The Compensation Committee also continues to establish challenging performance metrics reflecting Teradyne’s business objectives and strategy.

Say-On-Pay and Shareholder Engagement

Our shareholders may cast an annual advisory vote on our named executive compensation (the “Say-On-Pay Vote”). Although the vote is non-binding, the Compensation Committee considers the results of the Say-On-Pay Vote when making compensation decisions, allowing our shareholders to provide input on our compensation philosophy, policies and practices. At our 2024 Annual Meeting of Shareholders, the vote on the compensation of our named executive officers (“NEOs”) passed with approximately 89% of the votes cast (excluding abstentions).

In addition to our annual Say-On-Pay Vote, we are committed to ongoing engagement with our shareholders to gain valuable insight into the issues that matter most to them and to enable Teradyne to address them effectively. Please see “Shareholder Engagement” on page 26 for more information.

Approximately 89% of voted shares (cast “for” or “against”) approved our NEOs' compensation last year.

The Compensation Committee believes that our most recent voting results demonstrate strong support for our compensation philosophy and executive compensation program. While the Compensation Committee did not make any significant changes to our executive compensation program in fiscal 2024, based on the most recent voting results and the feedback that we received through our shareholder engagement efforts, we did make certain changes to our program for the reasons described above in Fiscal 2024 Changes to Our Performance-based Variable Compensation Plans.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 47

Executive Compensation

Compensation Practices and Governance Policies

What We Do	What We Don’t Do

Pay for Performance. Performance-based pay represents a significant portion of our named executive officers’ target direct compensation

Balanced Mix of Short- and Long-Term Compensation. Appropriate balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results

Double-Trigger Change in Control Benefits. Our named executive officer change of control agreements are “double-trigger”

Clawback Policy. We maintain a clawback policy for the recovery of incentive compensation paid to executive officers in the event of a financial restatement that is compliant with Nasdaq listing standards and SEC requirements

Robust Stock Ownership Guidelines. Executive officer stock ownership guidelines require significant ownership. Beginning in fiscal year 2025, the executive officer stock ownership guidelines for our CEO, CFO and President, Semiconductor Test were made even more stringent

Independent Compensation Committee. Our Compensation Committee is composed solely of independent directors

Independent Compensation Consultant. Our Compensation Committee directly retains Compensia as an independent compensation consultant

Annual Advisory Say-on-Pay Vote. We hold an annual advisory say-on-pay vote and approximately 89% of votes cast approved the compensation of our named executive officers in 2023

No Excessive Risks. Annual risk assessment of executive compensation program to ensure no excessive risk taking

No Single Trigger Vesting. Equity awards will not automatically accelerate in the event of a Change of Control

No Excessive Change in Control Payments. Cash change in control payments do not exceed two times annual model cash incentive compensation

No Excise Tax Gross Ups. We do not provide for “golden parachute” excise tax gross ups

No Excessive Perks. We do not provide any excessive perquisites to our named executive officers

No Hedging or Pledging. All employees, including our named executive officers and our directors, are prohibited from engaging in hedging or pledging our stock as collateral for a loan

No Dividend Payments on Unvested Awards. Dividends and dividend equivalents will only be paid out when awards vest

No Repricing or Cash-out of Underwater Options. Our 2006 Equity and Cash Compensation Incentive Plan forbids the repricing and cash-out of underwater options without shareholders approval

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 48

Executive Compensation

2024 Executive Compensation

Core Compensation Element	Purpose	Key Characteristics

Base Salary	• Compensates our executive officers for expected levels of day-to-day performance	• Reflects expertise and scope of responsibilities in a competitive market for executive talent

Annual Variable Cash Opportunity	• Aligns executive officer performance with near-term financial and organizational objectives	• Multiple performance metrics: o Including financial and organizational performance and gender representation metrics • Requires significant levels of achievement before payments are earned

Annual Profit Sharing Award Opportunity	• Allows eligible employees to participate in our growth by encouraging performance that increases profit
•
Distributes 10% of Teradyne’s GAAP pre-tax profit (excluding its Robotics businesses, Wireless Test Division, and the Avionics Interface Technologies business) to all eligible employees, including executive officers
•
Each division excluded from the 10% GAAP pre-tax profit pool described above, including Robotics, is eligible to receive a profit-sharing or growth plan cash incentive based on certain specified financial goals, except for the Avionic Interface Technologies business

Annual Performance-based RSUs
•
Aligns interests of executive officers with long-term shareholder interests through incentivizing PBIT and relative stock price growth over a multi-year performance period
•
Modifier helps align payouts with shareholder experience
•
Encourages retention

•
50% of the performance-based RSUs vest based upon the determination of Teradyne’s TSR performance relative to the New York Stock Exchange Composite Index over a three-year performance period
•
50% of the performance-based RSUs vest based on three-year cumulative PBIT

Annual Time-based RSUs	• Aligns interests of executive officers with long-term shareholder interests as their value is tried to stock price growth • Encourages retention	• Four-year vesting subject to continued employment

Stock Options
•
Aligns interests of executive officers with long-term shareholder interests through incentivizing long-term stock price growth as stock options only become valuable if the stock price increases from the grant date
•
Encourages retention
• Four-year vesting subject to continued employment • Expire seven years after the applicable grant date

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Executive Compensation

Base Salary

To align cash compensation with the competitive market, the Compensation Committee, and the independent members of the Board in the case of the Chief Executive Officer, approved increases in the 2024 base salaries for the named executive officers. The 2023 and 2024 base salaries for our named executive officers are set forth below:

Named Executive Officer	2023 Base Salary	2024 Base Salary	Percentage Increase
Gregory S. Smith	$850,000	$925,000	8.8%
Sanjay Mehta	$600,000	$640,000	6.7%
Ryan Driscoll*	$240,379	$425,000	76.8%
Richard J. Burns	$500,000	$561,000	12.2%
Ujjwal Kumar	$550,000	$565,000	2.7%

* Mr. Driscoll was appointed to his position as an executive officer of Teradyne in January 2024.

The increase in Mr. Driscoll’s base salary was a result of his appointment as Vice President, General Counsel, and Secretary of the Company in January 2024. The increase in Mr. Burns’ base salary was made to more closely align his compensation to the 50th percentile of his peers.

Variable Cash Compensation Program

We utilize annual variable cash incentive compensation to align named executive officer performance with near-term financial and strategic objectives goals. These cash incentive payments can be earned by our named executive officers only if we achieve a significant level of our financial and strategic performance goals, which are intended to advance our long-term strategic plans and, ultimately, shareholder value. Our Compensation Committee grants cash incentive compensation opportunities under our variable cash compensation program and approves cash incentive targets, performance goals and payouts that determine how much of the target may be paid at each level of achievement of our performance goals.

Variable Compensation Targets

A variable compensation target is the amount of variable cash incentive compensation that a named executive officer could earn if we achieve our performance goals, expressed as a percentage of the named executive officer’s base salary. In reviewing targets, our Compensation Committee takes into consideration each executive officer’s role and responsibilities, our financial performance projections, the budget for the coming year, pay at comparable companies, historical compensation levels and the resulting total model compensation (i.e., salary plus target variable cash compensation) that can be earned given the individual’s base salary and related target variable compensation opportunity. We did not increase the variable compensation target for any of our current named executive officers for fiscal 2024, except for Mr. Driscoll in connection with his appointment as Vice President, General Counsel, and Secretary. The variable compensation targets for each of our named executive officers for fiscal 2024 as compared to fiscal 2023 are summarized below. For fiscal 2024, in no event could an actual variable compensation payment to any named executive officer exceed 200% of the executive officer’s target opportunity.

Named Executive Officer	2023 Variable Compensation Opportunity (as % of base salary)	2024 Variable Compensation Opportunity (as % of base salary)	Percentage Increase
Gregory S. Smith	125%	125%	0%
Sanjay Mehta	80%	80%	0%
Ryan Driscoll*	56%	75%	34%
Richard J. Burns	80%	80%	0%
Ujjwal Kumar	100%	100%	0%

* The increase in Mr. Driscoll’s target variable compensation opportunity was a result of his appointment as an executive officer in January 2024.

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Executive Compensation

Each January, the Compensation Committee sets operating, financial and strategic goals for the variable compensation program to align executive compensation with both Teradyne’s short-term financial and operating strategy and its long-term profitable growth strategy. In developing the variable compensation program, the Compensation Committee took into account that these goals are difficult to achieve because they are heavily contingent upon multiple factors, including technological innovations, customer demand and the actions of competitors. The performance-based variable cash compensation goals for 2024 are based on: (1) a two-year rolling revenue growth rate; (2) PBIT; (3) objective and measurable operating and strategic goals; and (4) a gender representation goal, each as further described below.

Variable Compensation Goal	Description	Weighting	Threshold Goal	Target Goal	Maximum Goal
Revenue Growth	Two-year rolling revenue growth rate	29.25%	-6%	7%	19%
PBIT	PBIT is a non-GAAP financial measure equal to GAAP income from operations excluding restructuring and other; amortization of acquired intangible assets; acquisition and divestiture related charges or credits; pension actuarial gains and losses; non-cash convertible debt interest expense; and certain other gains and charges	19.5%	11%	21%	39%
Gender Representation	• Year-over-year percentage increase of women representation in our global workforce • Year-over-year percentage increase of women representation in our U.S. workforce	2.5%	>24.7% >19%	N/A	N/A
Vital Goals(1)	Objective, quantifiable and measurable criteria which include strategic design-ins, market share gains and expansion, gross margin and bookings goals, new product introductions, releases and adoptions, engineering project milestones, cost controls and growth targets	48.75%	N/A	N/A	N/A

(1)
Teradyne is not disclosing the specific performance target levels for these goals in this Compensation Discussion and Analysis section because they represent confidential, commercially sensitive information that Teradyne does not disclose to the public and it believes, if disclosed, would cause competitive harm. The target levels for such performance measures, such as product development, market share, new product introductions and margin goals for new and existing products, are inherently competitive and, if disclosed, would provide valuable insight into specific customers, markets and areas where Teradyne is focusing.

In establishing the threshold, target and maximum two-year rolling revenue growth rate and PBIT rate achievement goals, the Compensation Committee reviewed the 2023 revenue growth rate and PBIT rate of all companies in the S&P 500, our 2024 peer group (as further described in the section below entitled “Competitive Positioning”) and the additional semiconductor companies described in the table below (collectively, the “VC Comparison Group”) and, after consultation with its independent compensation consultant, set the threshold, target and maximum two-year rolling revenue growth rate and PBIT rate achievement goals for the 2024 variable cash compensation program at the 10th percentile, 50th percentile and 90th percentile of the VC Comparison Group, respectively.

Additional Semiconductor Companies Included in VC Comparison Group
Advantest Corp.	Cohu, Inc.
Analog Devices, Inc.	Kulicke & Soffa Industries, Inc.
Applied Materials, Inc.	Lam Research Corporation
ASML Holding NV	Veeco Instruments, Inc.

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Executive Compensation

Following the close of each fiscal year, management reviews the performance of Teradyne against each pre-established goal and prepares a calculation of the variable cash payout based on the review as set forth below, which are then presented to the Compensation Committee for its review. Based on the financial performance of the divisions or Teradyne as a whole, as applicable, and the performance against the operating and strategic goals, the variable cash compensation then is determined by the independent members of the Board for the Chief Executive Officer and by the Compensation Committee for the other named executive officers.

Fiscal 2024 Variable Cash Compensation and Performance-Based RSU Funding Outcomes

The Compensation Committee believes that the compensation of its named executive officers for 2024 is reasonable and appropriate and is aligned to, and justified by, the performance of Teradyne and its results against its strategic goals and is aligned with the interests of shareholders.

Variable Cash Compensation Performance (Messrs. Smith, Mehta, and Driscoll)

The 2024 variable cash compensation payouts for Messrs. Smith, Mehta and Driscoll were based on total company two-year rolling revenue growth rate, total company non-GAAP profit rate before interest and taxes (“PBIT”), weighted average of the vital goals of all divisions of the Company (the “Vital Goals”), and achievement of company-wide gender representation metrics.

The Vital Goals are comprised of only clear, measurable, and objective metrics that align with the Compensation Committee's pay-for-performance philosophy. The Vital Goals are measurable and are not open to interpretation or discretion. For example, the Vital Goals include strategic design-ins and socket wins at key accounts for our Semiconductor Test division and growth in revenue from key accounts for our Robotics division. These are key elements of Teradyne's long-term value creation strategy. We are not disclosing the specific performance target levels for the Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm.

Company-wide
Goal	Threshold	Target	Maximum	Actual	Weighting	Result
Revenue Growth	(6)%	7%	19%	(5.70)%	29.25%	3%
PBIT(1)	11%	21%	39%	20.4%	19.5%	95%
Vital Goals	N/A	N/A	N/A	N/A	48.75%	136%
U.S./Worldwide Gender Representation	N/A	24.8%/19.1%	N/A	24.9%/21.0%	2.5%	200%
Total Payout	91%

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Variable Cash Compensation Performance (Mr. Burns)

The 2024 variable cash compensation payout for Mr. Burns was based on company-wide financial performance and achievement of the company-wide Vital Goals, financial performance of the Semiconductor Test division, achievement of the Semiconductor Test division Vital Goals and achievement of company-wide gender representation metrics. The financial performance of the Semiconductor Test division includes division revenue growth rate and PBIT. The Semiconductor Test division’s Vital Goals, include strategic design-ins, new product releases, key customer and account wins, and certain key financial metrics including inventory metrics. Although we are not disclosing the specific performance target levels for the Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm, the Semiconductor Test Division was at or above target on 14 of 20 Vital Goals. This led to a Semiconductor Test division achievement of 109% of the target and a total payout of 101% of target for Mr. Burns.

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Executive Compensation

Semiconductor Test Division
Goal	Weighting	Result
Company Performance	48.75%	88%
Semiconductor Test Division Performance	48.75%	109%
Gender Representation	2.5%	200%
Total Payout	101%

Variable Cash Compensation Performance (Mr. Kumar)

The 2024 variable cash compensation payout for Mr. Kumar was based on the company-wide financial performance and achievement of the company-wide Vital Goals, financial performance of the Robotics division, achievement of the Robotics division Vital Goals, and achievement of company-wide gender representation metrics. The financial performance of the Robotics division includes division revenue growth rate and PBIT. The Robotics division’s Vital Goals include new product releases, key customer and account wins and certain financial metrics, including gross margins and inventory metrics. Although we are not disclosing the specific performance target levels for these Vital Goals because they represent confidential, commercially sensitive information that if disclosed to the public would cause competitive harm, the Robotics division was at or above target on 4 of 13 Vital Goals. This led to a Robotics division achievement of 21% of the target and total payout for Mr. Kumar of 58% of target.

Robotics Division
Goal	Weighting	Result
Company Performance	48.75%	88%
Robotics Division Performance	48.75%	21%
Gender Representation	2.5%	200%
Total Payout	58%

The table below shows the amount of the fiscal 2024 variable cash compensation awards that were earned as compared to each named executive officer’s respective target variable cash compensation opportunity.

Named Executive Officer	2024 Target Variable Compensation Opportunity (as % of base salary)	2024 Target Variable Compensation Opportunity ($)	Payout Percentage (as % of target)	Actual 2024 Payout ($)(1)
Gregory S. Smith	125%	$1,156,250	91%	$1,052,188
Sanjay Mehta	80%	$512,000	91%	$465,920
Ryan Driscoll	75%	$318,750	91%	$290,063
Richard J. Burns	80%	$448,800	101%	$453,288
Ujjwal Kumar	100%	$565,000	58%	$327,700

(1)
The payout amounts of 2024 variable compensation for each named executive officer can be found under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

Profit Sharing Award

For 2024, our Cash Profit Sharing Plan distributes 10% of Teradyne’s GAAP pre-tax profit (excluding its Robotics division, Wireless Test division, and the Avionics Interface Technologies business) to all eligible employees, as determined by the Compensation Committee, including eligible executive officers. Plan payments to each eligible participant are distributed based on such participant’s pro rata portion of the model cash compensation of all eligible participants (i.e., a percentage of the 10% GAAP pre-tax profit pool equal to such participant’s model cash compensation, divided by the total model cash compensation of all eligible participants). For purposes of the Cash Profit Sharing Plan, “model cash compensation” refers to each participant’s base salary plus target cash incentive opportunity under our variable cash compensation program.

Each of our named executive officers was eligible to receive payments under this portion of our Cash Profit Sharing Plan, except for Mr. Kumar (who participated in the Robotics division Growth Bonus Plan, as further described below). The table below sets forth the model

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Executive Compensation

cash compensation and pro rata portion of total model cash compensation of each eligible named executive officer under our Cash Profit Sharing Plan, as well as each named executive officer’s actual payouts under the Cash Profit Sharing Plan for 2024.

Named Executive Officer	2024 Model Cash Compensation ($)	H1 2024 Pro Rata Portion of Total Model Cash Compensation (%)	Actual H1 2024 Profit Sharing Distribution ($)(1)	H2 2024 Pro Rata Portion of Total Model Cash Compensation (%)	Actual H2 2024 Profit Sharing Distribution ($)(1)	Actual Total 2024 Profit Sharing Distribution ($)(1)

Gregory S. Smith	$2,081,250	7.664%	$159,507	9.520%	$198,135	$357,642

Sanjay Mehta	$1,152,000	7.664%	$88,289	9.520%	$109,670	$197,960

Ryan Driscoll	$743,750	7.664%	$57,001	9.520%	$70,805	$127,806

Richard J. Burns	$1,009,800	7.664%	$77,391	9.520%	$96,133	$173,524

(1)
The payout amounts of 2024 profit sharing compensation for each applicable named executive officer can be found under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

As noted above, for 2024, Mr. Kumar was not eligible to participate in the 10% GAAP pre-tax profit plan, and instead participated in the Robotics division Growth Bonus Plan. Under the Robotics division Growth Bonus Plan, each eligible participant, including Mr. Kumar, is eligible to receive a payout equal to 0.5% of the participant’s model cash compensation for each full percentage point of Robotics division revenue growth achieved in excess of 15% Robotics division revenue growth for 2024, up to a maximum payout of 20% of the participant’s model cash compensation. The Robotics division must achieve a PBIT rate of at least 3% for participants to receive any payouts under the Robotics division portion of the Cash Profit Sharing Plan. The table below sets forth Mr. Kumar’s model cash compensation and achievement of the Robotics division revenue growth and PBIT rate goals, as well as Mr. Kumar’s actual payout under the Robotics Growth Bonus Plan for 2024.

Named Executive Officer	2024 Model Cash Compensation ($)	Threshold Revenue Growth Robotics Division (%)	Threshold PBIT Rate Robotics Division(1) (%)	Actual Revenue Growth Robotics Division (%)	Actual PBIT Rate Robotics Division(1) (%)	Actual Payout as Percentage of Model Cash Compensation (%)	Actual Payout ($)(2)

Ujjwal Kumar	$1,130,000	15%	3%	(5)%	(13)%	0%	$0

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
(2)
The payout amount of 2024 Robotics division Growth Bonus Plan compensation for Mr. Kumar can be found under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2024 Equity Awards

Equity compensation is designed to align executive compensation with shareholder return, motivate longer-term Company performance, and attract, retain and reward talented individuals. Teradyne’s equity compensation program provides three types of equity incentives:

Type of Equity Incentive	Description
Performance-Based RSUs	Split equally between awards that vest based on the achievement of TSR and cumulative PBIT percentage, in each case, measured at the end of a three-year performance period
Time-Based RSUs	Vest in equal installments annually over four years conditioned upon continued service, which supports Teradyne’s employee retention efforts

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Executive Compensation

Stock Options	Vest in equal installments annually over four years conditioned upon continued service, where executives only benefit if Teradyne’s stock price appreciates

Equity awards are made under the shareholder-approved 2006 Plan. The grant date value of awards granted to the named executive officers is based upon peer group data provided by Compensia, global survey data, and each executive’s relative contribution, performance and responsibility within the organization. The Compensation Committee assesses these factors each year for each executive officer.

In January 2024, the Compensation Committee, and, in the case of the Chief Executive Officer, the independent members of the Board, approved the 2024 equity awards for the named executive officers. The Compensation Committee and the independent members of the Board determined it was appropriate to continue to award equity in 2024 in the form of performance-based RSUs, time-based RSUs and non-qualified stock options in the proportions set forth below.

Performance-Based RSUs	Time-Based RSUs	Stock Options

In setting the 2024 equity award levels, the Compensation Committee considered benchmarking data against our peer group and generally aimed for the 50th-percentile when setting the final values. The 2023 and 2024 target equity award values for the named executive officers are set forth below:

Named Executive Officer	2023 Target Equity Value ($)		2024 Target Equity Value ($)	Percentage Change
Gregory S. Smith(1)	$7,500,000		$9,250,000	23.33%
Sanjay Mehta	$3,600,000		$3,400,000	(5.56)%
Ryan Driscoll(2)	—		$800,000	—
Richard J. Burns	$1,700,000		$1,600,000	(5.88)%
Ujjwal Kumar	$2,150,000	(3)	$1,500,000	(30.24)%

(1)
The Compensation Committee approved an increase in Mr. Smith's target equity value to more closely align his target cash compensation with that of his peers.
(2)
Mr. Driscoll was appointed to his position as an executive officer of Teradyne in January 2024.
(3)
Mr. Kumar’s 2023 target equity value was a result of his new hire equity grant.

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Executive Compensation

The specific number of RSUs was calculated based upon the closing market price of Teradyne’s common stock on the grant date (with performance-based awards determined based on target performance) and the specific number of options was calculated based upon the Black-Scholes grant date fair value. The table below sets forth the grant date equity values of the 2024 performance-based RSUs, time-based RSUs, and stock options for each named executive officer. The grant date for the 2024 equity awards approved by the Compensation Committee or the independent members of the Board, as applicable, for all named executive officers was February 1, 2024.

Name of Executive Officer	Number of Performance -based RSUs at Target (#)	Number of Time-based RSUs (#)	Number of Stock Options (#)	Value of Performance -based RSUs at target (1) ($)	Value of Time-based RSUs ($)	Value of Stock Options ($)	Total Equity Value ($)
Gregory S. Smith	58,336	29,168	24,667	5,711,969	2,775,044	925,013	9,412,026
Sanjay Mehta	21,443	10,722	9,067	2,099,591	1,020,091	340,013	3,459,695
Ryan Driscoll	5,046	2,523	2,134	494,079	240,038	80,025	814,142
Richard J. Burns	10,091	5,046	4,267	988,060	480,076	160,013	1,628,149
Ujjwal Kumar	9,460	4,730	4,000	926,276	450,012	150,000	1,526,288

(1)
The values shown for the performance-based RSUs reflect the grant date fair value of the awards as calculated pursuant to ASC 718.

Performance-Based RSUs

Earned performance-based RSUs will vest on the third anniversary of the February 1, 2024 grant date, with (1) 50% of the performance-based RSUs eligible to vest based upon the determination of Teradyne’s TSR performance relative to the New York Stock Exchange Composite Index (ticker symbol: NYA) (the “NYA Index”) over a three-year performance period and (2) 50% of the performance-based RSUs eligible to vest based on three-year cumulative PBIT, in each case, as described below.

Metric	Objective	Vesting Conditions
TSR (50% of performance-based RSUs)
•
Teradyne’s TSR performance measured against the NYA Index
•
Measured over the period from January 1, 2024 to December 31, 2026
•
TSR reflects a 45-day price averaging method at both the beginning and the end of the performance period

•
Aligns the interests of executive officers with the interests of shareholders
•
Provides a significant incentive for the executive officers to focus on increasing long-term shareholder value
•
The NYA Index, which consists of over 2,000 companies listed on the New York Stock Exchange, represents a broad, diverse group of high-quality investment alternatives to Teradyne’s common stock

•
Teradyne’s TSR percentage point gain minus that of the NYA Index will determine the portion earned at the end of fiscal 2026
•
At least 50% of the TSR PSUs vest if Teradyne’s TSR performance underperforms the NYA Index TSR by 25% or less
•
100% of the TSR PSUs vest if Teradyne’s TSR performance is equal to the NYA Index TSR
•
A maximum of 200% of the TSR PSUs vest if Teradyne’s TSR outperforms the NYA Index TSR by 25% or more

PBIT(1) (50% of performance-based RSUs)
• Aggregate PBIT over a 3-year performance period (or average of 3 years of PBIT) • Measured over the period from January 1, 2024 to December 31, 2026	• Provides an incentive to maintain a high level of profitability over the long term	• Earned portion vests based on achievement against threshold, target and maximum PBIT goals (11%, 21% and 39%, respectively)

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

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Executive Compensation

The number of performance-based RSUs that may be paid out based on relative TSR performance and PBIT rate, which ranges from 0% to 200% of target, are each illustrated below:

TSR vs NYA
% Target Shares Awarded
2
1.5
1
0.5
0
-40
-35
-30
-25
-20
-15
-10
-5
0
5
10
15
20
25
30
35
40
TER 3 Year TSR minus NYA 3 Year TSR (points)

TER 3 Year Non GAAP PBIT
% Target Shares Awarded
200%
150%
100%
50%
0%
9%
10%
11%
12%
13%
14%
15%
16%
17%
18%
19%
20%
21%
22%
23%
24%
25%
26%
27%
28%
29%
30%
31%
32%
33%
34%
35%
36%
37%
38%
39%
40%
41%
42%
43%
44%
3 Year Non GAAP PBIT %

The final number of performance-based RSUs earned will be determined by the Compensation Committee and the independent members of the Board, as applicable, after the completion of the three-year performance period. All of the performance-based RSUs earned will vest on the later of the third anniversary of the February 1, 2024 grant date and the date the Compensation Committee and the independent members of the Board, as applicable, determine the number of shares earned, generally subject to continued employment through such date.

Time-Based RSUs

The 2024 time-based RSUs for all employees, including named executive officers, vest in equal installments annually over four years, commencing on the first anniversary of the grant date, generally subject to continued employment through each vesting date.

Stock Options

The 2024 stock option grants vest in equal installments annually over four years, commencing on the first anniversary of the grant date, generally subject to continued employment through each vesting date, and have a term of seven years from the date of grant.

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Executive Compensation

2025 Determination of Performance Achievement for 2022 Performance-Based RSU Grant

In 2022, each of our named executive officers, other than Mr. Kumar and Mr. Driscoll, received a grant of performance-based RSUs which vested on the third anniversary of the January 28, 2022 grant date, with (1) 50% of the performance-based RSUs eligible to vest based upon the determination of Teradyne’s TSR performance relative to the NYA Index over a three-year performance period and (2) 50% of the performance-based RSUs eligible to vest based on three-year cumulative PBIT, in each case, as described below.

Metric	Measurement Period	Metric Objective (50% of Target)	Vesting Conditions
TSR

Teradyne’s TSR performance measured against the NYA Index at the end of a three-year performance period (using a 45-day price averaging method at both the beginning and the end of the performance period on December 31, 2024)

•
Aligns the interests of executive officers with the interests of shareholders
•
Provides a significant incentive for the executive officers to focus on increasing long-term shareholder value
•
The NYA Index, which consists of over 2,000 companies listed on the New York Stock Exchange, represents a broad, diverse group of high-quality investment alternatives to Teradyne’s common stock

•
Teradyne’s TSR percentage point gain minus that of the NYA Index determined the portion earned at the end of fiscal 2024
•
At least 50% of the TSR PSUs vested if Teradyne’s TSR performance underperformed the NYA Index TSR by 25% or less
•
100% of the TSR PSUs vested if Teradyne’s TSR performance is equal to the NYA Index TSR
•
A maximum of 200% of the TSR PSUs vested if Teradyne’s TSR outperformed the NYA Index TSR by 25% or more

PBIT(1)	Measured over the period from January 1, 2022 to December 31, 2024	• Provides an incentive to maintain a high level of profitability over the long term	• Earned portion vested at end of fiscal 2024 based on achievement against threshold, target and maximum PBIT goals (10%, 23% and 34%, respectively)

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The number of 2022 performance-based RSUs that were eligible to be paid out based on relative TSR performance and PBIT rate are each illustrated below, which payout could range from 0% to 200% of target:

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Executive Compensation

TER 3 Year Non GAAP PBIT
% Target Shares Awarded
200.0%
150.0%
100.0%
50.0%
0.0%
-1%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
16%
17%
18%
19%
20%
21%
22%
23%
24%
25%
26%
27%
28%
29%
30%
31%
32%
33%
34%
35%
3 Year Non GAAP PBIT %

In January 2025, the Compensation Committee reviewed performance against the 2022 performance-based RSU targets and determined actual achievement against those targets as described below:

Metric	Actual Performance	% of Target Achievement
TSR	Teradyne’s TSR percentage point gain (-22.83%) minus that of the NYA Index (16.78%) was determined at the end of fiscal 2024, resulting in -39.6%	0%
PBIT(1)	23.0%	100%
Total Final Achievement		50%

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The achievement described above resulted in the release of shares to each named executive officer as set forth in the table below:

Name of Executive Officer	2022 Performance- based RSUs at Target (#)	2022 Performance- based RSUs Earned (#)
Gregory S. Smith	8,028	4,014
Sanjay Mehta	13,379	6,690
Ryan Driscoll	—(1)	—(1)
Richard J. Burns	6,690	3,345
Ujjwal Kumar	—(1)	—(1)

(1)
Mr. Driscoll was appointed to his position as an executive officer of Teradyne in January 2024 and did not receive 2022 performance-based RSUs. Mr. Kumar was appointed to his position as President, Robotics in July 2023 and did not receive 2022 performance-based RSUs.

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Executive Compensation

Status of Performance-Based RSU Awards

	2022	2023	2024	Goals	Threshold	Target	Maximum	Performance	Result(1)
Fiscal 2022 Relative TSR(2) Performance-Based RSUs (2022-2024 Performance Period)	100% Completed			TSR	N/A	N/A	N/A	-39.6%	0%
Fiscal 2022 PBIT(3) Performance-Based RSUs (2022-2024 Performance Period)	100% Completed			PBIT	10%	23%	34%	23%	100%
Fiscal 2023 Relative TSR(2) Performance-Based RSUs (2023-2025 Performance Period)		2/3 Completed		TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2023 PBIT(3) Performance-Based RSUs (2023-2025 Performance Period)		2/3 Completed		PBIT	13%	24%	40%	In progress	In progress
Fiscal 2024 Relative TSR(2) Performance-Based RSUs (2024-2026 Performance Period)			1/3 Completed	TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2024 PBIT(3) Performance-Based RSUs (2024-2026 Performance Period)			1/3 Completed	PBIT	11%	21%	39%	In progress	In progress

(1)
The final number of shares earned for the performance-based restricted stock unit awards granted in 2023 and 2024 will be determined in January 2026 and January 2027, respectively.
(2)
The TSR metric is based on a comparison of Teradyne’s TSR to the performance of the New York Stock Exchange Composite Index.
(3)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 60

Executive Compensation

Severance and Change in Control Benefits

NAME OF PLAN	MATERIAL FEATURES	RATIONALE

CEO Severance Agreement
•
Provides for the following severance payments and benefits in connection with a termination (other than for death, disability or cause) outside of the period commencing 3 months prior to, and ending 24 months following, a change in control:
o
2 years’ severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
o
2 years’ continued vesting of time-based equity awards
o
3 years’ continued vesting of performance-based equity awards
o
2 years’ continued health, dental and vision insurance coverage
•
Subject to the CEO's execution and non-revocation of a general release in favor of Teradyne and continued compliance with certain post-employment restrictive covenants, including a three-year post-employment customer and employee non-hire and non-solicitation covenant and a three-year post-employment non-competition covenant

•
The employment of our CEO is “at will,” meaning we can terminate our CEO at any time, and our CEO can terminate employment with us at any time
•
Provides reasonable compensation if our CEO leaves Teradyne under certain circumstances in consideration for a release of claims and complying with post-employment restrictive covenants, which span multiple years
•
Provides for benefits which help us attract a talented CEO and maintain a consistent management team

CFO Severance Agreement
•
Provides for the following severance payments and benefits in connection with a termination (other than for death, disability or cause) outside of the period commencing 3 months prior to, and ending 24 months following, a change in control:
o
1 year’s severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
o
1 year’s continued health, dental and vision insurance coverage
•
Subject to the CFO's execution and non-revocation of a general release in favor of Teradyne and continued compliance with certain post-employment restrictive covenants, including a one-year post-employment customer and employee non-hire and non-solicitation covenant and a one-year post-employment non-competition covenant

•
The employment of our CFO is “at will,” meaning we can terminate our CFO at any time, and our CFO can terminate employment with us at any time
•
Provides reasonable compensation if our CFO leaves Teradyne under certain circumstances in consideration for a release of claims and complying with post-employment restrictive covenants, which span multiple years
•
Provides for benefits which help us attract a talented CO and maintain a consistent management team

Change in Control Agreements
•
Provide for the following severance payments and benefits in connection with a termination without cause or resignation for good reason during the period commencing 3 months prior to, and ending 24 months following, a change in control:
o
2 years’ severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
o
Prorated target cash incentive for year of termination
o
Full accelerated vesting of equity awards (with performance-based awards vesting at target)
o
2 years' continued health, dental and vision insurance coverage
•
Subject to the executive’s execution and non-revocation of a general release in favor of Teradyne and the executive’s continued compliance with certain post-employment restrictive covenants

•
The employment of our named executive officers is “at will,” meaning we can terminate them at any time, and they can terminate employment with us at any time
•
Provide reasonable compensation if an executive officer leaves Teradyne under certain circumstances in order to facilitate transition to new employment
•
“Double-trigger” provisions preserve morale and productivity, and encourage executive retention in the event of a change in control

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Executive Compensation

NAME OF PLAN	MATERIAL FEATURES	RATIONALE

Continued Retirement Vesting
•
If a named executive officer retires (or otherwise terminates due to death or a termination without cause) after at least 10 years of service and having reached the age of 60, then performance-based RSUs will vest on the third anniversary of the date of grant based on actual performance at the end of the performance period (provided any performance-based RSUs awarded less than 365 days prior to the date of termination will be prorated based on the number of days the named executive officer was employed by Teradyne during the 365 day period)
•
Pursuant to an Executive Retirement Policy adopted by the Board in January 2024 (the “Executive Retirement Policy”), if a named executive officer retires after reaching the age of 65 and has at least 10 years of service to Teradyne, then unvested time-based RSUs and unvested stock options granted will continue to vest (provided any time-based awards awarded less than 365 days prior to the date of termination will be prorated based on the number of days the named executive officer was employed by Teradyne during the 365 day period) and any vested stock options (including those that become vested pursuant to the Executive Retirement Policy) may be exercised for the remainder of the generally applicable term of such option, which in all cases is no later than 7 years from the date of grant
•
Continued vesting following retirement or termination, other than for cause, is subject to the named executive officer’s continued compliance with any post-employment obligations to Teradyne

•
Preserves morale and productivity and encourages long-term retention of our executive officers
•
Retirement vesting is consistent with competitive market practice
•
Performance awards only pay out based on actual performance, consistent with governance best practices

Other Benefits

TYPE OF PLAN	MATERIAL FEATURES	RATIONALE

401(k) Plan	In the U.S., Teradyne maintains the Teradyne, Inc. Savings Plan (the “401(k) Plan”), which is available to all employees and provides a discretionary employer matching contribution.	Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Supplemental Savings Plan

In the U.S., Teradyne maintains a non-qualified retirement plan, the Teradyne, Inc. Supplemental Savings Plan (the “Supplemental Savings Plan”), for certain employees whose benefits would otherwise be capped based on restrictions imposed by the Internal Revenue Service.

Provides executive officers the opportunity to participate in retirement benefits that would otherwise be capped based on restrictions imposed by the Internal Revenue Service. For additional information regarding the Supplemental Savings Plan, see the Nonqualified Deferred Compensation Table.

Retirement Plan	Teradyne provides a separate defined benefit retirement plan, the Retirement Plan for Employees of Teradyne, Inc. (the “Retirement Plan”).

This is a legacy retirement plan that was adopted when such benefits were considered market. No named executive officer is currently accruing benefits under the Retirement Plan and no new participants were included in this retirement plan after December 1, 1999. For additional information, see the Pension Benefits Table.

SERP	Teradyne provides a non-qualified defined benefit Supplemental Executive Retirement Plan (the “SERP”) for certain senior employees.

This is a legacy retirement plan that was adopted when such benefits were considered market. No named executive officer is currently accruing benefits under the SERP. For additional information, see the Pension Benefits Table.

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Executive Compensation

TYPE OF PLAN	MATERIAL FEATURES	RATIONALE

ESPP

Teradyne offers an Employee Stock Purchase Plan, which allows participating employees to purchase shares of common stock at a 15% discount through regular payroll deductions of up to 10% of their annual compensation, to a maximum of $25,000 per calendar year, not to exceed 6,000 shares.

Provides executive officers with the opportunity to purchase shares of common stock at a 15% discount on the same terms as are generally available to the majority of our employees.
Additional Retirement Benefits

Based on age and service, Mr. Smith and Mr. Burns qualify for broad-based employee retiree benefits, which include eligibility to receive a pro-rated amount of variable cash compensation through the date of retirement and eligibility to continue in Teradyne’s health, dental and vision programs.

For additional information regarding certain other benefits that executives may be entitled to receive in connection with retirement, refer to the section entitled “Severance and Change in Control Benefits”.

Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Health and Welfare Benefits

To attract and retain highly qualified employees, Teradyne offers benefit programs designed to be competitive in each country in which Teradyne operates. All U.S. employees and executive officers participate in similar healthcare, life and disability insurance, and other welfare programs.

Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.

Tax and Accounting Considerations

While Section 162(m) of the Internal Revenue Code of 1985, as amended (the “Code”) places a limit of $1.0 million dollars on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Compensation Committee retains the right to award compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executive officers. The Compensation Committee also takes into consideration the accounting treatment of the different forms of awards it may grant to executive officers.

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Executive Compensation

Key Compensation and Governance Policies

The following table summarizes the key compensation governance policies applicable to our NEOs:

Policy	Considerations	Material Features
Stock Ownership Guidelines
•
Aligns the interests of the executive officers with those of Teradyne’s shareholders and ensures that the executive officers responsible for overseeing operations have an ongoing financial stake in Teradyne’s success.

•
3x base salary for CEO, increased to 6x base salary beginning in 2025.
•
2x base salary for CFO and President, Semiconductor Test, increased to 3x base salary beginning in 2025.
•
2x base salary for other executive officers
•
5 years from executive officer designation to comply. The CEO, CFO, and President, Semiconductor Test have 5 years to comply from the date of implementation of the updated guidelines in January 2025.
•
During the 5-year transition period, must retain at least 50% of net-settled equity award shares until ownership requirement is met.
•
Compliance determination excludes any unvested grants of restricted stock units (including any unearned performance-based RSUs), any vested but unexercised stock options or any pledged Company stock.
•
During 2024, the executive officers complied with the stock ownership guidelines, and at year end, all named executive officers were at or above the stock ownership guideline investment levels, except for Mr. Kumar who has until August 2028 to meet the ownership guidelines and for Mr. Driscoll who has until January 2029 to meet the ownership guidelines. Each of the CEO, CFO, and President, Semiconductor Test, will have until January 2030 to comply with the updated ownership guidelines.

Anti-Hedging Policies
•
Permitting hedging is viewed as a poor pay program practice, as it insulates executives from stock price movement and reduces alignment with shareholders. Our anti-hedging policies, contained in our Insider Trading Policy, were adopted in part to avoid potential or apparent conflicts of interest resulting from bets against or hedges regarding our performance.

•
Prohibits employees, executives and directors from hedging Teradyne stock through short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, transactions in put options, call options or other derivative securities, on an exchange or in any other organized market, are prohibited by this policy.

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Executive Compensation

Policy	Considerations	Material Features
Anti-Pledging Policies	• Our anti-pledging policies, contained in our Insider Trading Policy, acknowledge that pledging raises potential risks to shareholder value, particularly if the pledge is significant.	• Prohibits holding Teradyne securities in a margin account or pledging Teradyne securities as collateral for loans.
Equity Grant Timing Policy	• Equity award grants should not be timed to take advantage of the release of material nonpublic information.
•
Executives are generally granted annual equity awards in the first quarter of each fiscal year at a Compensation Committee meeting that is typically scheduled more than a year in advance and the effective date of such grants will not occur during a closed trading window.
•
New-hire, promotional, or special recognition equity grants for executives will not be made during a closed trading window.
•
Our equity grant timing policy provides that options will not be granted during the period starting four business days before, and ending one business day after, the filing of Form 10-K or Form 10-Q or the filing or furnishing of a Form 8-K containing material non-public information (excluding a Form 8-K that discloses only a material new option award grant) or on any such date when Teradyne is in possession of material non-public information.

Clawback Policy	• Permits the recovery of incentive compensation paid to executive officers in the event of a financial restatement that is compliant with Nasdaq listing standards and SEC requirements.
•
Applies to all executive officers and allows recoupment of performance-based cash and equity awards if we are required to restate our financial statements due to Teradyne’s material noncompliance with any financial reporting requirement under applicable securities laws.

Approach to Determining Compensation

Our Compensation Decision-Making Process

In January 2024, the Compensation Committee reviewed the performance of the named executive officers during 2023 and conducted its annual assessment of executive compensation. In addition to the executive officers' performance during 2023, the Compensation Committee considered peer group data provided by Compensia, its independent executive compensation consultant, as well as global survey data in setting executive compensation for 2024.

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Executive Compensation

Compensation Factors

In setting compensation levels for the executive officers (or in the case of the Chief Executive Officer, in making recommendations about such levels to the independent members of the Board), the Compensation Committee takes into account the factors described in the table below.

COMPENSATION FACTORS

Internal Equity	Competitive Market Data(1)	Other Benefits Provided(2)
Individual and Corporate Performance	General and Industry-Specific Business Environment	Roles and Responsibilities of Each Executive Officer

(1)
Drawn from peer company and survey information described below.
(2)
Includes consideration of the expense of the executive officers’ retirement benefits.

Model Cash Compensation

Model cash compensation includes base salary and performance-based variable cash compensation measured at target. Base salary is designed to attract and retain talented executives and to provide a stable source of income. Variable cash compensation links the executive officers’ additional cash compensation to Teradyne’s annual financial and strategic performance objectives and motivates the executive officers to achieve Teradyne’s financial, operating and growth goals that are designed to align with shareholder interests.

Each January, the Compensation Committee sets model cash compensation for each executive officer, other than the Chief Executive Officer. The independent members of the Board set the model cash compensation for the Chief Executive Officer. The goal for such model cash compensation for each executive officer is that it should be competitive with that of individuals holding similar roles and responsibilities as reflected by the peer group and global survey data. The Compensation Committee and the Board also consider the performance of Teradyne relative to its peers, individual executive officer performance, the role and responsibilities of the executive officer and other benefits available to the executive officers, including Teradyne’s Cash Profit Sharing Plan.

Annual Equity Awards

Prior to the beginning of each year, the Compensation Committee also approves an overall annual equity budget to be used for awards to executive officers, directors and employees, including new hires. Various factors are used in determining the annual equity award budget, including the total projected compensation expense to be incurred as a result of the equity awards, “overhang” from previously issued and outstanding awards, burn rates and competitive market data from the peer group, global survey data and compensation surveys. The Compensation Committee uses the stock price on the date of grant methodology as its calculation of the value of the awards for purposes of comparison with the equity values for peer companies and with prior year equity values for the named executive officers. The methodology used by the Compensation Committee creates a 6% lower valuation for performance-based RSUs with a three-year TSR target and a 2% lower valuation for all other equity.

The independent members of the Board determine the award types and grant date value for the Chief Executive Officer and the Compensation Committee determines the award types and grant date value for each other executive officer. Management approves equity awards for all other employees within the overall equity budget pursuant to a delegation of authority from the Compensation Committee.

Role of the Compensation Committee

The Compensation Committee’s role is to fulfill certain responsibilities of the Board relating to compensation for Teradyne’s executive officers, and to review and oversee the administration of equity-based incentives, profit sharing, deferred compensation, retirement and pension plans, and other compensatory plans. The Compensation Committee recommends all aspects of the Chief Executive Officer's compensation to the independent members of the Board and is also responsible for approving all aspects of the other executive officers’ compensation. The Compensation Committee has the authority to select, retain and terminate compensation consultants, independent counsel and such other advisors as it determines to be necessary to carry out its responsibilities and to approve the fees and other terms of retention of any such advisors.

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Executive Compensation

In 2024, as in prior years, the Compensation Committee retained Compensia, an executive compensation consulting firm, to assist it in carrying out its duties and responsibilities regarding executive and non-employee director compensation. In 2024, this engagement involved preparing (1) an executive officer compensation competitive analysis; (2) a director compensation competitive analysis; (3) a peer group analysis; and (4) a tally sheet analysis for executive officers. Compensia also assists the Compensation Committee in developing and understanding the design of our incentive compensation programs. To maintain the independence of its advice, Compensia provides no services to Teradyne other than the services provided to the Compensation Committee. In addition, the Compensation Committee annually conducts a conflict-of-interest assessment for Compensia and any other independent advisors engaged during the year using the factors applicable to compensation consultations under SEC rules and the Nasdaq listing standards, and, for 2024, no conflict of interest was identified.

The Compensation Committee also uses proprietary compensation surveys prepared by Radford, a global compensation consultant focused on technology companies.

Role of Executive Officers in Determining Executive Pay

The Chief Executive Officer makes individual compensation recommendations for the other executive officers to the Compensation Committee for its review and consideration. The Compensation Committee’s compensation consultant and members of Teradyne’s Human Resources department provide competitive market information to the Compensation Committee for comparative purposes. The executive officers do not determine any element of their own compensation or their total compensation amount.

Competitive Positioning

To ensure its compensation is competitive, Teradyne makes extensive use of comparative data for its worldwide employee programs and its executive officer compensation. This includes data gathered from surveys, the Compensation Committee’s compensation consultant, and public filings.

For purposes of determining 2024 compensation, the Compensation Committee asked Compensia to develop a competitive analysis of Teradyne’s peer companies, to analyze executive pay packages and to advise on the relationship of Teradyne’s short-term and long-term performance incentives to total compensation. In August 2023, Compensia recommended to the Compensation Committee a peer group that reflects organizations of comparable size (approximately $1 billion to $10.6 billion in revenue and approximately $7 billion to $64.5 billion market capitalization) and operations (product type and geographic scope) to Teradyne and that provides an appropriate sample size for comparisons. The Compensation Committee reviewed and approved a peer group that included the 17 companies listed below:

Teradyne 2024 Peer Group
Cadence Design Systems	ON Semiconductor
Cognex	PTC
Entegris	Qorvo
Fortive(1)	Rockwell Automation
Keysight Technologies	Skyworks Solutions
KLA-Tencor	Teledyne Technologies
Marvell Technology	Trimble Navigation
Microchip Technology	Zebra Technologies
MKS Instruments

(1)
For 2024, the Compensation Committee revised our peer group to (i) exclude Analog Devices, Inc. as its revenue and market capitalization were determined to be disproportionate compared to Teradyne and (ii) add Fortive as its revenue and market capitalization were more appropriate for purposes of comparison with Teradyne’s business profile and otherwise met the criteria required for inclusion in the peer group.

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Executive Compensation

At the time the peer group was approved, Teradyne was below the median of the peer group in terms of revenue (10th percentile), and below the median of the peer group in terms of market capitalization (40th percentile).

Executive Compensation Risk Management

The following characteristics of our executive compensation program work to reduce the possibility of our executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value:

•
Compensation allocation between fixed and variable, annual and long-term, and cash and equity compensation encourages strategies and actions that are in Teradyne’s long-term best interests;
•
Base salaries are positioned to be consistent with executive officers’ responsibilities, so they are not motivated to take excessive risks to achieve financial security;
•
Incentive awards are determined based on a variety of performance indicators, thus diversifying the risk associated with any single performance factor;
•
Design of long-term compensation program rewards executive officers for driving sustainable, profitable growth for shareholders;
•
Vesting periods for equity compensation awards encourage executive officers to focus on sustained stock price appreciation;
•
Incentive plans are not overly leveraged with maximum payout caps and have design features that are intended to balance pay for performance with an appropriate level of risk-taking;
•
Clawback policy, which provides for the recoupment of incentive compensation paid to executive officers in the event of a restatement of our financial statements;
•
Prohibition on hedging and pledging of shares by our executive officers and directors to reduce risks to shareholder value; and
•
Stock ownership guidelines, which align the interests of our executive officers with those of our shareholders, and promote accountability and mitigate excessive risk taking in long-term decision making.

Fiscal 2025 Decisions

In August 2024, the Compensation Committee terminated Teradyne’s Cash Profit Sharing Plan and instituted a new Profit Bonus Plan. The new Profit Bonus Plan, which became effective on January 1, 2025, is based on Teradyne’s non-GAAP PBIT targets relative to peer performance. Additionally, unlike the Cash Profit Sharing Plan, the Profit Bonus Plan will be subject to a cap of 200% of the target payout and will be paid out annually rather than twice per year.

In January 2025, the Compensation Committee approved new stock ownership guidelines that increase the value of shares to be held by our CEO, CFO, and President, Semiconductor Test. The requirement for the CEO was increased from 3x base salary to 6x base salary. The requirement for the CFO and the President, Semiconductor Test was increased from 2x base salary to 3x base salary. The CEO, CFO, and President, Semiconductor Test each will have until January 2030 to comply with the new stock ownership guidelines.

The Compensation Committee will be reconsidering the gender representation metric of the executive variable compensation program for 2025 in light of proposed regulatory changes.

Compensation Committee Report

The Compensation Discussion and Analysis has been reviewed with management. Based on the review and discussion with management, the Compensation Committee has recommended to the Board of Directors (and the Board approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the 2024 Form 10-K.

COMPENSATION COMMITTEE

Peter Herweck (Chair)

Marilyn Matz

Paul J. Tufano

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Executive Compensation

Bridget van Kralingen

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that Teradyne specifically incorporates it by reference in any such filing.

Compensation Risk Assessment

Our Compensation Committee aims to establish company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, our Compensation Committee conducted an annual assessment of our company-wide compensation arrangements. The assessment process included, among other things, a review of:

•
Our compensation philosophy;
•
Comparative compensation at peer group companies;
•
Our core compensation element mix; and
•
The terms and payments under our cash and equity incentive plans.

Based upon this assessment, our Compensation Committee believes that our company-wide compensation policies and practices are reasonable and encourage appropriate behaviors without creating risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal year 2024 were Timothy E. Guertin, Peter Herweck, Marilyn Matz, Bridget van Kralingen and Paul J. Tufano. No member of this committee was at any time during fiscal year 2024 or at any other time an officer or employee of the Company, and no member of this committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation Committee during fiscal year 2024.

Executive Compensation Tables

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers during the fiscal years ended December 31, 2024, 2023 and 2022, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Gregory S. Smith	2024	$925,000	$—	$8,487,013	$925,013	$1,409,830	$—	$13,800	$11,760,656
President and	2023	$850,000	$—	$7,445,275	$750,024	$1,050,810	$—	$14,328	$10,110,437
Chief Executive Officer	2022	$645,000	$—	$1,296,282	$150,032	$853,575	$—	$13,328	$2,958,217

Sanjay Mehta	2024	$640,000	$—	$3,119,682	$340,013	$663,880	$—	$45,981	$4,809,556
Vice President, Chief	2023	$600,000	$—	$3,573,745	$360,002	$510,599	$—	$23,559	$5,067,905
Financial Officer & Treasurer	2022	$565,000	$—	$2,160,368	$250,015	$683,972	$—	$28,616	$3,687,971

Ryan Driscoll	2024	$425,000	$—	$734,114	$80,025	$417,869	$—	$14,550	$1,671,558
Vice President, General	2023	$—	$—	$—	$—	$—	$—	$—	$—
Counsel and Secretary	2022	$—	$—	$—	$—	$—	$—	$—	$—

Richard J. Burns	2024	$561,000	$—	$1,468,136	$160,013	$626,812	$—	$15,173	$2,831,134
President, Semiconductor	2023	$500,000	$—	$1,687,645	$170,021	$493,011	$—	$39,777	$2,890,454
Test	2022	$400,000	$—	$1,080,235	$125,027	$506,628	$—	$13,328	$2,125,218

Ujjwal Kumar	2024	$565,000	$—	$1,376,288	$150,000	$327,700	$—	$13,800	$2,432,788
President, Robotics	2023	$113,607	$—	$1,985,233	$165,021	$233,750	$—	$159,475	$2,657,086
	2022	$—	$—	$—	$—	$—	$—	$—	$—

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Executive Compensation

(1)
The amounts reported in the “Salary” column represent the annual base salary amounts earned by each named executive officer during the applicable fiscal year, and include amounts deferred under the 401(k) Plan or the Supplemental Savings Plan. The amount shown for each named executive officer’s base salary in 2024 is the resulting base salary actually paid for the named executive officer in 2024.
(2)
The amounts reported in the “Stock Awards” column represent the fair value of the time-based and performance-based RSU awards on the date of grant, calculated in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures and taking into account the probable outcome of performance conditions where applicable. The amounts reported in the “Stock Awards” column do not reflect the amount of compensation actually received by the named executive officer during the applicable fiscal year. The maximum value on the date of grant of performance-based RSUs granted to the named executive officers, assuming the highest level of performance conditions is achieved for 2024, 2023 and 2022 is as set forth in the table below.

Maximum Possible Value of PSUs Using Grant Date Fair Value	Gregory S. Smith	Sanjay Mehta	Ryan Driscoll	Richard Burns	Ujjwal Kumar
2024	$11,100,174	$4,080,174	$960,153	$1,920,115	$1,800,049
2023	9,000,108	4,320,068	—	2,040,044	1,417,612
2022	1,701,133	2,835,020	—	1,417,611	—

The number of performance-based RSUs that are earned will be determined by the Compensation Committee and the independent members of the Board, following the completion of the applicable three-year performance period, pursuant to the TSR and PBIT formulas (for performance-based RSUs granted in 2023, as described above in “2023 Equity Awards”). For a discussion of the assumptions underlying these valuations, please see Note R to the Consolidated Financial Statements included in the 2024 Form 10-K.

(3)
The amounts reported in the “Option Awards” column represent the fair value of the award on the date of grant calculated in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. For a discussion of the assumptions underlying these valuations, please see Note R to the Consolidated Financial Statements included in the 2024 Form 10-K.
(4)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent amounts earned under the performance-based variable cash compensation program and our Cash Profit Sharing Plan (for Mr. Kumar, the Robotics division Growth Bonus Plan) for the applicable year.
(5)
The amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column represent the aggregate change in the actuarial present value of the named executives’ accumulated benefit under all defined benefit pension plans. No named executive officer is currently accruing benefits under our defined benefit pension plans. Not included in this column are earnings on the Supplemental Saving Plan in which certain of the named executive officers participate, as earnings and losses under that plan are determined in the same manner and at the same rate as externally managed investments.
(6)
The amounts reported in the “All Other Compensation” column represent the following amounts for 2024 for the named executive officers:

	Company Contributions to Defined Contribution Plans (1)	Total-All Other Compensation
Gregory S. Smith	$13,800	$13,800
Sanjay Mehta	45,981	45,981
Ryan Driscoll	14,550	14,550
Richard J. Burns	15,173	15,173
Ujjwal Kumar	13,800	13,800

(1)
For Messrs. Mehta, Burns and Driscoll, amount reflects Company matching contributions to the 401(k) Plan and Supplemental Savings Plan; for each other named executive officer, amount reflects Company matching contributions to the 401(k) Plan.

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Executive Compensation

Grants of Plan-Based Awards Table for 2024

The following table sets forth information concerning plan-based awards granted to the named executive officers during the fiscal year ended December 31, 2024.

Name	Date Approved	Grant Date	Type of Award (1)	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (7)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Gregory S. Smith			VC (2)	$—	$1,156,250	$2,312,500	—	—	—	—	—	—	—
			CPSP(3)	$—	$249,750	$—	—	—	—	—	—	—	—
	1/22/2024	2/1/2024	PRSU (4)	$—	$—	$—	—	58,336	116,672	—	—	—	$5,550,087
	1/22/2024	2/1/2024	RSU (5)	$—	$—	$—	—	—	—	29,168	—	—	$2,775,044
	1/22/2024	2/1/2024	SO (6)	$—	$—	$—	—	—	—	—	24,667	$95.14	$925,013

Sanjay Mehta			VC (2)	$—	$512,000	$1,024,000	—	—	—	—	—	—	—
			CPSP(3)	$—	$138,240	$—	—	—	—	—	—	—	—
	1/22/2024	2/1/2024	PRSU (4)	$—	$—	$—	—	21,443	42,886	—	—	—	$2,040,087
	1/22/2024	2/1/2024	RSU (5)	$—	$—	$—	—	—	—	10,722	—	—	$1,020,091
	1/22/2024	2/1/2024	SO (6)	$—	$—	$—	—	—	—	—	9,067	$95.14	$340,013

Ryan Driscoll			VC (2)	$—	$318,750	$637,500	—	—	—	—	—	—	—
			CPSP(3)	$—	$89,250	$—	—	—	—	—	—	—	—
	1/22/2024	2/1/2024	PRSU (4)	$—	$—	$—	—	5,046	10,092	—	—	—	$480,076
	1/22/2024	2/1/2024	RSU (5)	$—	$—	$—	—	—	—	2,523	—	—	$240,038
	1/22/2024	2/1/2024	SO (6)	$—	$—	$—	—	—	—	—	2,134	$95.14	$80,025

Richard J. Burns			VC (2)	$—	$448,800	$897,600	—	—	—	—	—	—	—
			CPSP(3)	$—	$121,176	$—	—	—	—	—	—	—	—
	1/22/2024	2/1/2024	PRSU (4)	$—	$—	$—	—	10,091	20,182	—	—	—	$960,058
	1/22/2024	2/1/2024	RSU (5)	$—	$—	$—	—	—	—	5,046	—	—	$480,076
	1/22/2024	2/1/2024	SO (6)	$—	$—	$—	—	—	—	—	4,267	$95.14	$160,013

Ujjwal Kumar			VC (2)	$—	$565,000	$1,130,000	—	—	—	—	—	—	—
			CPSP(3)	$—	$—	$—	—	—	—	—	—	—	—
	1/22/2024	2/1/2024	PRSU (4)	$—	$—	$—	—	9,460	18,920	—	—	—	$900,024
	1/22/2024	2/1/2024	RSU (5)	$—	$—	$—	—	—	—	4,730	—	—	$450,012
	1/22/2024	2/1/2024	SO (6)	$—	$—	$—	—	—	—	—	4,000	$95.14	$150,000

(1)
Type of Award:

VC – Variable Cash Compensation

CPSP – Cash Profit Sharing Plan

PRSU – Performance-based Restricted Stock Units

RSU – Time-based Restricted Stock Units

SO – Stock Options

(2)
The amounts reported represent the target and maximum payout levels for the variable cash compensation awards granted in 2024; the actual payouts for these awards are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(3)
The amounts reported represent the estimated target payout levels for the Cash Profit Sharing Plan awards granted to named executive officers (other than Mr. Kumar) in 2024 and the target and maximum payout levels for the Robotics division Growth Bonus Plan award granted to Mr. Kumar in 2024. The actual payouts for these awards are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(4)
The amounts reported represent the target and maximum number of performance-based RSUs granted in 2024. The final number of shares earned in respect of performance-based RSUs granted in 2024 will be determined by the Compensation Committee and the independent directors following the completion of the three-year performance period pursuant to the TSR and PBIT formulas described above in “2024 Equity Awards”, and will vest generally subject to continued employment through the later of the third anniversary of the date of grant and the date the Compensation Committee and the independent directors determine the number of shares earned.
(5)
The time-based RSUs granted in 2024 vest in equal installments annually over four years, commencing on the first anniversary of the date of grant, generally subject to continued employment through each vesting date.
(6)
The stock options granted in 2024 vest in equal installments annually over four years, commencing on the first anniversary of the date of grant, generally subject to continued employment through each vesting date, and have a term of seven years from the date of grant.
(7)
See footnotes (2) and (3) to the Summary Compensation Table above.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 71

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End Table for 2024

The following table sets forth information concerning the outstanding equity awards held by the named executive officers at the fiscal year ended December 31, 2024.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (15)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (15)
Gregory S. Smith	2,072	—		$36.75	01/25/26
	4,597	—		$72.10	01/24/27
	2,459	820	(1)	$113.48	01/29/28
	1,923	1,923	(2)	$112.12	01/28/29
	4,584	13,754	(3)	$103.44	01/27/30
	—	24,667	(4)	$95.14	02/01/31
						794	$100,599.80	(6)
						2,007	$254,286.90	(7)
						16,314	$2,066,983.80	(8)
						29,168	$3,695,585.60	(10)
									8,028	$1,017,147.60	(11)
									43,504	$5,511,956.80	(12)
						58,336	$7,391,171.20	(13)

Sanjay Mehta	3,689	1,230	(1)	$113.48	01/29/28
	3,204	3,205	(2)	$112.12	01/28/29
	2,200	6,602	(3)	$103.44	01/27/30
	—	9,067	(4)	$95.14	02/01/31
						1,190	$150,773	(6)
						3,345	$423,811.50	(7)
						7,831	$992,187.70	(8)
						10,722	$1,358,477.40	(10)
									13,379	$1,695,119.30	(11)
									20,882	$2,645,749.40	(12)
						21,442	$2,716,701.40	(13)

Ryan Driscoll	—	2,134	(4)	$95.14	02/01/31
						221	$28,000.70	(6)
						469	$59,422.30	(7)
						980	$124,166.00	(8)
						2,523	$319,664.10	(10)
						5,046	$639,328.20	(13)

Richard J. Burns	—	1,603	(2)	$112.12	01/28/29
	—	3,118	(3)	$103.44	01/27/30
	—	4,267	(4)	$95.14	02/01/31
						1,673	$211,969.10	(7)
						3,699	$468,663.30	(8)
						5,046	$639,328.20	(10)
									6,690	$847,623.00	(11)
									9,861	$1,249,388.70	(12)
									10,091	$1,278,529.70	(12)
						10,091	1,278,529.70	(13)

Ujjwal Kumar	926	2,779	(5)	$111.23	08/01/30
	—	4,000	(4)	$95.14	02/01/31
						6,711	$850,283.70	(9)
						4,730	$599,291	(10)
									8,901	$1,127,756.70	(14)
						9,460	1,198,582	(13)

(1)
For each named executive officer, the vesting dates for options granted on January 29, 2021 are as follows: twenty-five percent (25%) of the options vested on each of January 29, 2022, January 29, 2023, January 29, 2024 and January 29, 2025.
(2)
For each named executive officer, the vesting dates for options granted on January 28, 2022 are as follows: twenty-five percent (25%) of the options vested on January 28, 2023, January 28, 2024 and January 28, 2025 and twenty-five percent (25%) will vest on January 28, 2026, generally subject to continued employment.
(3)
For each named executive officer, the vesting dates for options granted on January 27, 2023 are as follows: twenty-five percent (25%) of the options vested on each of January 27, 2024 and January 27, 2025, and twenty-five percent (25%) of the options will vest on each of January 27, 2026 and January 27, 2027, generally subject to continued employment.

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Executive Compensation

(4)
For each named executive officer, the vesting dates for options granted on February 1, 2024 are as follows: twenty-five percent (25%) of the options vested on February 1, 2025 and twenty-five percent (25%) of the options will vest on each of February 1, 2026, February 1, 2027 and February 1, 2028, generally subject to continued employment.
(5)
For Mr. Kumar, the vesting dates for options granted on August 1, 2023 are as follows: twenty-five percent (25%) of the options vested on August 1, 2024 and twenty-five percent (25%) of the options will vest on each of August 1, 2025, August 1, 2026 and August 1, 2027, generally subject to continued employment.
(6)
For each named executive officer, the vesting dates for time-based RSUs granted on January 29, 2021 are as follows: twenty-five percent (25%) of the RSUs vested on each of January 29, 2022, January 29, 2023, January 29, 2024 and January 29, 2025.
(7)
For each named executive officer, the vesting dates for time-based RSUs granted on January 28, 2022 are as follows: twenty-five percent (25%) of the RSUs vested on each of January 28, 2023, January 28, 2024 and January 28, 2025 and twenty-five percent (25%) of the RSUs will vest on January 28, 2026, generally subject to continued employment.
(8)
For each named executive officer, the vesting dates for time-based RSUs granted on January 27, 2023 are as follows: twenty-five percent (25%) of the RSUs vested on each of January 27, 2024 and January 27, 2025 and twenty-five percent (25%) of the RSUs will vest on each of January 27, 2026 and January 27, 2027, generally subject to continued employment.
(9)
For Mr. Kumar, the vesting dates for his time-based RSUs granted on August 1, 2023 are as follows: twenty-five percent (25%) of the RSUs vested on August 1, 2024 and twenty-five percent (25%) of the RSUs will vest on each of August 1, 2025, August 1, 2026 and August 1, 2027, generally subject to continued employment.
(10)
For each named executive officer, the vesting dates for time-based RSUs granted on February 1, 2024 are as follows: twenty-five percent (25%) of the RSUs vested on February 1, 2025 and twenty-five percent (25%) of the options will vest on each of February 1, 2026, February 1, 2027, and February 1, 2028, generally subject to continued employment.
(11)
Represents the number of earned shares with respect to the performance-based RSUs awarded in 2022, which were determined by the Compensation Committee and the independent directors following the end of the three-year measurement period (December 31, 2024), pursuant to the performance metrics approved by the Compensation Committee for the 2022 grant, with the performance-based RSUs based on TSR earned at 0% of target and performance-based RSUs based on three-year cumulative PBIT earned at 100% of target, as further described above in “2025 Determination of Performance Achievement for 2022 Performance-Based RSU Grant”. The earned performance-based RSUs vested upon the three-year anniversary of the initial 2022 performance-based RSU grant date (January 28, 2025).
(12)
Pursuant to SEC rules, represents the performance-based RSUs awarded in 2023, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded in 2023 will be determined by the Compensation Committee and the independent directors following the end of the three-year measurement period (ending December 31, 2025) pursuant to the performance metrics approved by the Compensation Committee for the 2023 grant. The performance-based RSUs earned will vest upon the later of the three-year anniversary of the initial 2023 performance-based RSU grant date (January 27, 2026) and the date the Compensation Committee and the independent directors determine the number of shares earned, generally subject to continued employment through such date.
(13)
Pursuant to SEC rules, represents the performance-based RSUs awarded in 2024, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded in 2024 will be determined by the Compensation Committee and the independent directors following the end of the three-year measurement period (ending December 31, 2026) pursuant to the performance metrics approved by the Compensation Committee for the 2024 grant and described above in “2024 Equity Awards”. The performance-based RSUs earned will vest upon the later of the three-year anniversary of the initial 2024 performance-based RSU grant date (February 1, 2027) and the date the Compensation Committee and the independent directors determine the number of shares earned, generally subject to continued employment through such date.
(14)
Pursuant to SEC rules, represents the performance-based RSUs awarded to Mr. Kumar on August 1, 2023, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded to Mr. Kumar on August 1, 2023 will be determined by the Compensation Committee following the end of the three-year measurement period (December 31, 2025). Mr. Kumar’s performance-based RSUs will vest on January 27, 2026 rather than the three-year anniversary of the date of the grant to Mr. Kumar, generally subject to continued employment through such date.
(15)
Amounts have been determined based on the closing price of a share of Teradyne common stock on December 28, 2024 ($126.70).

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Executive Compensation

Option Exercises and Stock Vested Table for 2024

The named executive officers exercised stock options during 2024 and vested in certain RSUs previously granted. The following table shows: (1) the number of shares acquired upon exercise of stock options and the value realized on exercise during 2024; and (2) the number of shares acquired as a result of the vesting of time- and performance-based RSUs and the value realized on vesting during 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Gregory S. Smith	—	$0	13,861	$1,474,786
Sanjay Mehta	3,750	$179,850	15,540	$1,655,748
Ryan Driscoll	—	$0	1,122	$120,584
Richard J. Burns	5,794	$250,230	7,889	$858,191
Ujjwal Kumar	—	$0	2,236	$272,211

(1)
The value realized on exercise equals the difference between (a) the closing price per share of our common stock on or prior to the date of exercise if the shares were held, and (b) the applicable exercise price of such stock options.
(2)
The value realized on vesting equals the closing price per share of our common stock as reported on the vesting date multiplied by the gross number of shares acquired on vesting.

Retirement and Post-Employment Tables

Pension Benefits Table for 2024

The Company offers a qualified Retirement Plan and a non-qualified SERP. In 1999, the Company closed both plans to new members. At that time, all employees were offered the choice to continue to participate in the Retirement Plan and accrue benefits, or to opt for an additional Company match in the 401(k) Plan in lieu of continued participation in the Retirement Plan. In November 2009, the Board voted to freeze the benefits under the Retirement Plan for any employee who participated in both the Retirement Plan and the final average pay variant of the SERP. These employees continue to receive the same retirement benefits, but through the SERP rather than through accruals in the Retirement Plan. None of our named executive officers are accruing benefits under the Retirement Plan or the SERP.

The SERP pension formula is identical to that of the Retirement Plan, except an employee’s eligible earnings are based on the employee’s highest consecutive 60 months of actual base salary, actual cash profit sharing and target variable compensation and actual years of service. The resulting benefit is then reduced by the benefit payable from the Retirement Plan.

There is no provision in the Retirement Plan or the SERP to grant extra years of credited service. To calculate the present value of the accumulated benefit under the Retirement Plan and the SERP, Teradyne’s actuaries used the same assumptions as used in Teradyne’s financial statements for the fiscal year ended December 31, 2024, a discount rate of 5.45% for the Retirement Plan and a discount rate of 5.35% for the SERP.

Similar to most pension plans, Teradyne’s Retirement Plan was designed such that the annual present value of the accrued benefit associated with the plan increases significantly as an employee both approaches retirement and increases his or her years of service. Other factors that can influence year-on-year changes include one-time items such as discount rate changes, information updates, or mortality rate changes.

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Executive Compensation

The table below shows the present value, as of December 31, 2024, of accumulated benefits payable to our named executive officers under the Retirement Plan or SERP. As shown below, none of our named executive officers are entitled to benefits under the Retirement Plan or SERP.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefits

Gregory S. Smith	Retirement Plan	—	$—
	SERP	—	$—
Sanjay Mehta	Retirement Plan	—	$—
	SERP	—	$—
Ryan Driscoll	Retirement Plan	—	$—
	SERP	—	$—
Richard J. Burns	Retirement Plan	—	$—
	SERP	—	$—
Ujjwal Kumar	Retirement Plan	—	$—
	SERP	—	$—

Nonqualified Deferred Compensation Table for 2024

The Company maintains the Supplemental Savings Plan, which allows certain eligible employees who are actively employed by Teradyne to defer compensation in excess of limits under the 401(k) Plan and to receive supplemental matching contributions from the Company. In addition, employees who participate in the variable cash compensation plan may defer up to 85% of each year’s variable cash compensation payment into the Supplemental Savings Plan. The Supplemental Savings Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or “highly compensated employees” as defined in ERISA. In general, under the Supplemental Savings Plan, distribution of the deferrals and the vested matching contributions are made in one lump sum upon the participant’s retirement, disability or other termination of employment. In addition to the conditions of the Supplemental Savings Plan itself, certain restrictions are imposed by Section 409A of the Code regarding when participants will receive distributions under the Supplemental Savings Plan.

Because the Supplemental Savings Plan is intended to be an ERISA excess plan, the investment options available to participants are similar to those provided in the 401(k) Plan. Employees select the investment options from a portfolio of mutual funds. The earnings are credited based on the actual performance of the selected mutual funds.

The table below shows the aggregate balance of the deferred compensation amounts in the Supplemental Savings Plan for each named executive officer as of December 31, 2024 (only Messrs. Mehta, Burns and Driscoll participated in this plan as of this date).

Name	Executive Contributions in 2024 (1)	Employer Contributions in 2024 (2)	Aggregate Earnings in 2024	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2024(3)

Gregory S. Smith	$—	$—	$—	$—	$—
Sanjay Mehta	163,665	31,181	51,739	—	1,214,337
Ryan Driscoll	18,757	750	69,450	—	493,024
Richard J. Burns	34,320	1,373	16,897	—	201,229
Ujjwal Kumar	—	—	—	—	—

(1)
These amounts appear in the Summary Compensation Table in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns for fiscal year 2024.
(2)
These amounts are included in the Summary Compensation Table in the “All Other Compensation” column.
(3)
The following table lists the amounts of each named executive officer’s contributions to the Supplemental Savings Plan that were previously reported in the Summary Compensation Table in the “Salary” and/or “Bonus” columns for fiscal years prior to fiscal year 2024:

	Gregory S. Smith	Sanjay Mehta	Ryan Driscoll	Richard Burns	Ujjwal Kumar

Total Employee Contributions	—	$873,840	—	$81,702	—

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 75

Executive Compensation

Post-Termination Compensation Table

Change in Control Agreements

Teradyne maintains Change in Control Agreements with each of the named executive officers (the “Change in Control Agreements”). Under the Change in Control Agreements, in the event the employment of a named executive officer is terminated without cause or the named executive officer terminates their employment for good reason (each as defined in the Change in Control Agreement) within two years following, or three months prior and in contemplation of, a defined change in control of Teradyne, they will receive the following payments and/or benefits, subject to the named executive officer providing a general release of claims in favor of the Company and continued compliance with restrictive covenants:

•
Immediate vesting of all outstanding and unvested equity awards (for performance-based equity awards, the vesting will be calculated assuming payout at the target level);
•
Cash awards for the year of termination calculated at the target level and pro-rated, by month, up to the date of termination;
•
Salary continuation for two years based on the named executive officers’ annual model cash compensation (both base salary and target variable cash compensation) at the time of termination; and
•
Health, dental and vision plan insurance coverage for two years, provided on the same terms as those in effect on the date of termination.

The Change in Control Agreements provide that the salary continuation may be suspended, and prior payments recouped, if a named executive officer breaches the two-year non-competition and non-solicitation covenants contained in the Change in Control Agreement.

No Change in Control Agreement includes a provision for a tax gross-up payment. Amounts otherwise payable under the Change in Control Agreements will be reduced, to the extent necessary, so as not to constitute “excess parachute payments” within the meaning of Section 280G of the Code.

Chief Executive Officer Severance Agreement

Upon his appointment as Chief Executive Officer, Mr. Smith entered into an Agreement Regarding Termination Benefits (the “CEO Severance Agreement”). The term of this CEO Severance Agreement, entered into on February 1, 2023, is initially three years, and extends for additional one-year periods unless Teradyne gives notice of non-renewal to Mr. Smith. The CEO Severance Agreement contains a three-year post-employment customer and employee non-hire and non-solicitation covenant and a three-year post-employment non-competition covenant. In consideration of these covenants and subject to, among other conditions, Mr. Smith providing a general release of claims in favor of the Company, Mr. Smith is eligible to receive severance payments for two years at his annual model compensation rate (both base salary and variable cash compensation), continued vesting of non-performance based equity awards for two years and continued vesting of performance-based equity awards for three years, in each case, following his termination by the Company for any reason other than death, disability or cause, each as defined in the CEO Severance Agreement, or in a circumstance in which Mr. Smith would be eligible to receive payments pursuant to his Change in Control Agreement. During the two-year post-employment period, Mr. Smith is also eligible for ongoing health, dental and vision insurance plan coverage, provided on the same terms as those in effect at the date of his termination. If the Company terminates Mr. Smith’s employment due to his disability and Mr. Smith is not eligible to receive payments pursuant to his Change in Control Agreement, he is eligible to receive severance payments for two years, to the extent he is not eligible to receive disability insurance, and these payments will be reduced by any compensation Mr. Smith receives from other employment.

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Executive Compensation

Chief Financial Officer Severance Agreement

Upon his appointment as Chief Financial Officer in 2019, Mr. Mehta entered into an Agreement Regarding Termination Benefits (the “CFO Severance Agreement”). The term of this CFO Severance Agreement, entered into on April 25, 2019, was initially three years, and extends for additional one-year periods unless Teradyne gives notice of non-renewal to Mr. Mehta. The CFO Severance Agreement contains a one-year, post-employment customer and employee non-hire and non-solicitation covenant and a one-year, post-employment non-competition covenant. In consideration of these covenants and subject to, among other conditions, Mr. Mehta providing a general release of claims in favor of the Company, Mr. Mehta is eligible to receive severance payments for one year at his annual model compensation rate (both base salary and variable cash compensation) following his termination by the Company for any reason other than death, disability or cause, each as defined in the CFO Severance Agreement, or in a circumstance in which Mr. Mehta would be eligible to payments pursuant to his Change in Control Agreement. During the one-year post-employment period, Mr. Mehta is also eligible for ongoing health, dental and vision insurance plan coverage, provided on the same terms as those in effect at the date of his termination. If the Company terminates Mr. Mehta’s employment due to his disability and Mr. Mehta is not eligible to receive payments pursuant to his Change in Control Agreement, he is eligible to receive severance payments for one year, to the extent he is not eligible to receive disability insurance, and these payments will be reduced by any compensation Mr. Mehta receives from other employment.

Other Arrangements

Other than the Chief Executive Officer and the Chief Financial Officer, none of the named executive officers have a severance agreement. Teradyne has a standard severance practice under which the Company may, in its discretion, offer severance payments to an employee, including a named executive officer, generally based on length of service. Any severance payments to named executive officers are conditioned upon the named executive officer entering into a written severance agreement containing customary obligations, such as non-competition, non-solicitation, non-disparagement and/or confidentiality obligations, and releasing Teradyne from any claims.

Details of the named executive officers’ participation in the Company’s retirement and deferred compensation plans are disclosed above in the Pension Benefits Table for 2024 and the Nonqualified Deferred Compensation Table for 2024.

In addition, if a named executive officer dies or retires or if their employment is terminated without cause after at least ten years of service and having reached the age of 60, then (a) 100% of the shares issued upon settlement of a performance-based RSU grant awarded more than 365 days prior to the date of termination of employment will vest on the date the Compensation Committee determines the number of shares underlying the performance-based RSU grant that are earned at the end of the three-year performance period and (b) a pro-rata portion (based on the number of days the named executive officer was employed by the Company during the 365 day period) of the shares issued upon settlement of a performance-based RSU grant awarded less than 365 days prior to the date of termination of employment will vest on the date the Compensation Committee determines the number of shares underlying the performance-based RSU grant that are earned at the end of the three-year performance period.

Also, pursuant to the Executive Retirement Policy adopted by the Board in January 2024, if a named executive officer retires after reaching the age of 65 and has at least ten years of service to the Company, then (a) unvested time-based RSUs and unvested stock options granted prior to a named executive officer’s retirement will continue to vest and (b) any vested stock options as of the applicable retirement date or stock options that become vested pursuant to the Executive Retirement Policy may be exercised for the remainder of the generally applicable term of such option, which in all cases is no later than seven years from the respective dates of grant. Only a pro-rata portion (based on the number of days the named executive officer was employed by the Company during the 365-day period) of any time-based RSU award or stock option award granted less than 365 days prior to the executive officer’s last day of employment will continue to vest pursuant to the Executive Retirement Policy. Continued vesting of time-based RSUs and stock options following retirement is subject to the named executive officer’s continued compliance with any post-employment obligations to Teradyne, including a non-competition period.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 77

Executive Compensation

Potential Payments upon Termination or Termination Following a Change in Control

The following provides the details of potential payments and benefits that would be received by the named executive officers in the event of a termination of employment and/or a change in control, had the termination of employment and the change in control occurred on December 31, 2024. The following table does not reflect payments or benefits that are generally available to all salaried employees under standard company policies or benefits, such as the standard severance policy, subsidized rates for health, dental and vision programs for retirees, or long-term disability and life insurance.

	Reason for Termination (1)	Salary Continuation	Pro-rated Variable Cash Compensation (2)	Benefits Continuation	Value of Accelerated or Continued Vesting of Equity (3)	Total
Gregory S. Smith	Change in Control	$4,162,500	$1,156,250	$39,171	$21,019,552	$26,377,474
	Not for Cause	$4,162,500	$1,052,188	$39,171	$17,510,228	$22,764,087
	Disability (4)	$4,162,500	$1,052,188	$—	$10,164,559	$15,379,247
	Death	$—	$1,052,188	$—	$19,910,356	$20,962,544
	Retirement	$—	$1,052,188	$—	$12,725,382	$13,777,570

Sanjay Mehta	Change in Control	$2,304,000	$512,000	$66,234	$10,408,514	$13,290,748
	Not for Cause	$1,152,000	$—	$31,911	$0	$1,183,911
	Disability (5)	$1,152,000	$465,920	$—	$5,673,263	$7,291,183
	Death	$—	$465,920	$—	$9,344,309	$9,810,229

Ryan Driscoll	Change in Control	$1,487,500	$318,750	$66,234	$1,229,059	$3,101,544
	Not for Cause	$—	$290,063	$—	$360,738	$650,801
	Disability	$—	$290,063	$—	$1,176,835	$1,466,898
	Death	$1,487,500	$290,063	$66,234	$1,229,059	$3,072,856

Richard J. Burns	Change in Control	$2,019,600	$448,800	$43,813	$4,890,148	$7,402,360
	Not for Cause	$—	$453,288	$—	$2,829,121	$3,282,409
	Disability	$—	$453,288	$—	$2,636,267	$3,089,555
	Death	$—	$453,288	$—	$4,364,507	$4,817,795
	Retirement	$—	$453,288	$—	$2,829,121	$3,282,409

Ujjwal Kumar	Change in Control	$2,260,000	$565,000	$39,246	$3,916,611	$6,780,857
	Disability	$—	$327,700	$—	$2,070,747	$2,398,447
	Death	$—	$327,700	$—	$3,818,704	$4,146,404

(1)
Other than the entitlements in the Variable Compensation Plan and performance-based RSUs as described above, none of the named executive officers have an agreement to receive any salary continuation, bonus, benefits continuation, acceleration of equity or other payment in the event such named executive officer voluntarily terminates his or her employment with Teradyne without “Good Reason” or if the employment of that named executive officer is terminated by Teradyne for cause.
(2)
The amounts reported in this column for Not for Cause, Disability, Death and Retirement reflect the pro-rated variable cash compensation that would be payable based on actual performance to each of the named executive officers; the amounts for Change in Control represent prorated variable cash incentives at target for each of the named executive officers; the Not for Cause scenario assumes terminations for Messrs. Smith and Burns would also be considered a retirement.
(3)
The Change in Control amounts represent the value of the performance and non-performance-based RSUs and the in-the-money value of stock options that would accelerate upon termination of employment by the Company without cause or by the executive officer for good reason following a change in control as described above in the "Change in Control Agreements" section; performance awards are shown at target levels. Amounts for Not for Cause (for Messrs. Smith and Burns), Death, and Retirement (for Messrs. Smith and Burns) represent pro-rated values of performance-based RSUs granted in 2024 (assuming target results); full values of performance-based RSUs granted prior to 2024 (assuming target results for the 2023 awards and reflecting actual results for the 2022 awards) and time-based RSUs; and the in-the-money value of stock options. Amounts for

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Executive Compensation

Disability reflect continued vesting while an employee is out on disability for a maximum of 24 months. Mr. Smith's amount upon termination of employment by the Company Not for Cause represents the value of the performance-based RSUs that would continue to vest for 36 months (assuming target results for the 2023 and 2024 grants and reflecting actual results for the 2022 awards), the full value of time-based RSUs, and the in-the-money value of stock options that would continue to vest for 24 months.
(4)
Mr. Smith is eligible to receive a two-year severance payment, in the event of termination due to disability, to the extent he is not eligible to receive disability insurance, which payment is reduced by any compensation Mr. Smith receives from other employment.
(5)
Mr. Mehta is eligible to receive a one-year severance payment, in the event of termination due to disability, to the extent he is not eligible to receive disability insurance, which payment is reduced by any compensation Mr. Mehta receives from other employment.

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, Teradyne is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Smith, the Company’s Chief Executive Officer who was serving in such office on December 31, 2024. The pay ratio information included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2024, Teradyne’s last completed fiscal year:

•
the median of the annual total compensation of all Teradyne employees (other than the Chief Executive Officer) was $116,338;
•
the annual total compensation of the Chief Executive Officer, as reported in the Summary Compensation Table of this proxy statement, was $11,760,656; and
•
the ratio of the annual total compensation of the Chief Executive Officer to the median of the annual total compensation of all employees was approximately 101:1.

To identify the median of the annual total compensation of all its employees (the “median employee”), the Company examined the target total cash compensation for all employees, excluding our Chief Executive Officer, who were employed by the Company on the Company’s determination date, November 30, 2023. “Target total cash compensation” consists of model cash compensation plus any target profit share payments. The Company used target total cash compensation for all employees as its consistently applied compensation measure because it reasonably reflects the Company’s annual compensation structure. Given its global population, the Company used currency exchange rates as of November 30, 2023 to determine target total cash compensation and therefore the median employee. The Company included all employees in all countries, whether employed on a full-time, part-time, temporary or seasonal basis. The Company did not use any cost-of-living adjustments in identifying the median employee.

Using target total cash compensation as the consistently applied compensation measure, the Company determined the median employee is a field applications engineer working in Asia. Teradyne calculated annual total compensation for the median employee using the same methodology it used for the Company’s Chief Executive Officer as set forth in the Summary Compensation Table of this proxy statement. As the median employee was not paid in US dollars, the Company used currency exchange rates as of November 8, 2024 to determine the median employee’s annual total compensation for 2024.

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Executive Compensation

Pay versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we have provided the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs, and Company performance for the fiscal years listed below.

Pay versus Performance Table

	Summary Compensation Table Total	Summary Compensation Table Total	Compensation Actually Paid	Compensation Actually Paid	Average Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment based on:[4]
Year	for First PEO[1] ($)	for Second PEO[1] ($)	to First PEO[1,2,3] ($)	to Second PEO[1,2,3] ($)	for Non-PEO NEOs[1] ($)	to Non-PEO NEOs[1,2,3] ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	PBIT⁵

2024	—	11,760,656	—	17,078,109	2,936,103	4,001,320	188.52	247.21	542.4	20.4%
2023	6,258,433	10,110,437	3,226,601	10,526,155	3,180,514	3,464,712	161.83	256.87	448.8	20.0%
2022	10,601,249	—	(16,408,806)	—	2,665,821	(1,673,638)	129.70	161.36	715.5	28.0%
2021	10,954,713	—	37,477,207	—	2,495,173	6,687,782	241.76	246.09	1,014.6	33.0%
2020	10,366,962	—	38,723,342	—	2,200,641	6,002,932	176.71	157.85	784.1	30.0%

(1)
Mark E. Jagiela was our PEO from 2014 to February 1, 2023 (First PEO). Gregory S. Smith has been our PEO since February 1, 2023 (Second PEO). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Gregory S. Smith	Gregory S. Smith	Gregory S. Smith	Sanjay Mehta	Sanjay Mehta
Sanjay Mehta	Sanjay Mehta	Sanjay Mehta	Charles J. Gray	Ryan Driscoll
Charles J. Gray	Charles J. Gray	Charles J. Gray	Richard J. Burns	Richard J. Burns
Richard J. Burns	Bradford B. Robbins	Richard J. Burns	Ujjwal Kumar	Ujjwal Kumar

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid for 2024 reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	11,760,656	(9,412,026)	14,729,479	17,078,109

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	2,936,103	(1,857,068)	2,922,285	4,001,320

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total-Inclusion of Equity Values for Second PEO ($)
2024	13,885,250	934,419	—	(90,190)	—	—	14,729,479

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Executive Compensation

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	2,739,665	196,367	—	(13,747)	—	—	2,922,285

(4)
The Peer Group TSR set forth in this table utilizes the Morningstar Global Semiconductor Equipment and Materials GR USD Industry Group (“Morningstar Global Semiconductor Equipment and Materials Index”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Morningstar Global Semiconductor Equipment and Materials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined PBIT to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2024. PBIT is a non-GAAP financial measure. See Appendix A of this proxy statement for additional on PBIT and the reconciliation of this measure to the most directly comparable GAAP financial measures.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company and Peer Group Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the Peer Group’s TSR over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR and Peer Group TSR
Compensation Actually Paid ($ Millions)
TSR (12/31/2019 Indexed to $100)
50
40
30
20
10
0
-10
-20
500
400
300
200
100
0
38.7
37.5
6.0
6.7
-16.4
-1.7
3.2
10.5
3.5
17.1
4.0
100.00
176.71
241.76
129.70
161.83
188.52
100.00
157.85
246.09
161.36
256.87
247.21
2019
2020
2021
2022
2023
2024
Fiscal Year
Mark E. Jagiela Compensation Actually Paid
Gregory S. Smith Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Teradyne, Inc. TSR
Morningstar Global Semiconductor Equipment Materials GR USD Industry Group TSR

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 81

Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
50
40
30
20
10
0
-10
-20
1,250
1,000
750
500
250
0
38.7
6.0
784.1
37.5
6.7
1,014.6
-16.4
-1.7
715.5
3.2
10.5
3.5
448.8
17.1
4.0
542.4
2020
2021
2022
2023
2024
Fiscal Year
Mark E. Jagiela Compensation Actually Paid
Gregory S. Smith Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Teradyne, Inc. Net Income

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 82

Executive Compensation

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and PBIT

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and our PBIT during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus PBIT
Compensation Actually Paid ($ Millions)
50
40
30
20
10
0
-10
-20
PBIT
50%
40%
30%
20%
10%
0%
38.7
6.0
30.0%
37.5
6.7
33.0%
-16.4
-1.7
28.0%
3.2
10.5
3.5
20.0%
17.1
4.0
20.4%
2020
2021
2022
2023
2024
Fiscal Year
Mark E. Jagiela Compensation Actually Paid
Gregory S. Smith Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PBIT

Tabular List of Most Important Financial Performance Measures

The following tabular list presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other Non-PEO NEOs for 2024 to Company performance. The measures in this list are not ranked.

Annual PBIT (component of NEO variable compensation)

Two-year rolling revenue growth rate (component of NEO variable compensation)

Three-year cumulative PBIT (component of NEO performance-based RSU awards)

Three-year TSR (component of NEO performance-based RSU awards)

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 83

Executive Compensation

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information.

Historically, the Compensation Committee has approved the grant of annual equity awards at its pre-scheduled meeting during the first quarter of the fiscal year, with the effective grant date of such awards occurring at least two business days following Teradyne’s filing or furnishing of an earnings release in respect of the immediately preceding fiscal year on Form 8-K. No employee equity awards are granted during blackout periods, except for new hire grants. New hire grants are automatically issued on the first trading day of the month following the month of the employee start date, in accordance with guidelines previously approved by the Compensation Committee. The Company does not grant equity awards while in the possession of material nonpublic information

During 2024, no named executive officer received a grant of stock options (i) during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information or (ii) while the Company was in possession of material nonpublic information.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 84

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate), evaluation and oversight of any independent accounting firms engaged by the Company for the purpose of preparing or issuing an audit report or performing audit-related work. The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as Teradyne’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PwC, or its predecessor Coopers & Lybrand L.L.P., has served as Teradyne’s independent registered public accounting firm since 1968.

The Audit Committee’s decision to re-appoint our independent auditor was based on the following considerations:

•
Quality and performance of the lead audit partner and the overall engagement team;
•
Knowledge of the Company’s industries and operations;
•
Global capabilities and technical expertise;
•
Auditor independence and objectivity; and
•
The potential impact of rotating to another independent audit firm.

Teradyne expects that a representative from PwC will be at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The ratification of this selection is not required by the laws of the Commonwealth of Massachusetts, where Teradyne is incorporated, but the results of this vote will be considered by the Audit Committee in appointing an independent registered public accounting firm for future fiscal years.

Principal Accountant Fees and Services

Fees for Services Provided by PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees for services provided by PwC, Teradyne’s independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023, respectively.

	2024	2023
Audit Fees	$3,478,800	$3,255,000
Audit-Related Fees	$500,801	$180,000
Tax Fees	$1,506,224	$746,313
All Other Fees	$4,956	$956
Total:	$5,490,781	$4,182,270

Audit Fees

Audit Fees are fees related to professional services rendered for the audit of Teradyne’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2024 and 2023, respectively. These fees include the review of Teradyne’s interim financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with other statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees in 2024 and 2023 were for professional services associated with acquisition due diligence.

Tax Fees

Tax Fees in 2024 and 2023 were for professional services related to global tax planning, acquisition due diligence and compliance matters.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 85

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

All Other Fees

All Other Fees are fees for services other than audit fees, audit-related fees and tax fees. In 2024 and 2023, the fees were related to financial statement disclosure, technical accounting software licenses and training courses.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All audit-related fees, tax fees and all other fees, as described in the table above, were approved by the Audit Committee.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services and other services. In addition to generally pre-approving, on a case-by-case basis, services provided by the independent registered public accounting firm, the Audit Committee adopted a policy for the pre-approval of certain specified services that may be provided by the independent registered public accounting firm. The services set forth on the pre-approved list have been identified in a sufficient level of detail so that management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved service list. Pursuant to the policy, management informs the Audit Committee, at least annually or more frequently upon its request, if the Company uses any pre-approved service and the fees incurred in connection with that service.

Audit and Financial Accounting Oversight

Audit Committee Report

In 2025, the Audit Committee reviewed Teradyne’s audited financial statements for the fiscal year ended December 31, 2024 and met with both management and PwC, Teradyne’s independent registered public accounting firm, to discuss those financial statements.

The Audit Committee also reviewed the report of management contained in Teradyne’s 2024 Form 10-K, filed with the SEC, as well as PwC’s report included in the 2024 Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence.

Based on these reviews and discussions with management and PwC, the Audit Committee recommended to the Board (and the Board approved) that Teradyne’s audited financial statements be included in its 2024 Form 10-K.

AUDIT COMMITTEE

Mercedes Johnson (Chair)

Ernest E. Maddock

Ford Tamer

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Teradyne specifically incorporates it by reference in any such filing.

The Board recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 86

PROPOSAL NO. 4: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EQUITY AND CASH COMPENSATION INCENTIVE PLAN

We are asking shareholders to approve the Teradyne, Inc. Equity and Cash Compensation Incentive Plan (the “Amended Plan”), which is an amendment and restatement of our 2006 Equity and Cash Compensation Incentive Plan (the “2006 Plan”). The 2006 Plan was amended and restated to, among other things, eliminate the term of the 2006 Plan. The 2006 Plan was also amended and restated to provide for a number of compensation governance best practices and to make other clarifying and conforming changes, as summarized below. If the Amended Plan is approved by our shareholders, it will become effective on the day immediately following the Annual Meeting.

Background to Proposed Amendment

The Board amended and restated the 2006 Plan on March 24, 2025, subject to shareholder approval, to prevent the 2006 Plan from expiring on May 12, 2025. If shareholders approve the Amended Plan, the number of shares authorized for issuance under the 2006 Plan will not increase.

The purpose of the Amended Plan is to provide equity ownership and compensation opportunities (each, an “Award”) to employees, officers, directors, consultants and advisors of the Company and its subsidiaries and to attract, motivate and retain the most qualified personnel. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that is standard for our peers. The Amended Plan serves as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. In addition, Awards under the Amended Plan provide our employees, non-employee directors and other service providers with an opportunity to acquire or increase their ownership stake in us, which we believe aligns their interests with those of our shareholders.

If this Proposal No. 4 is not approved by our shareholders, the Amended Plan will not become effective and the 2006 Plan will terminate on May 12, 2025, which we believe would seriously and negatively impact our ability to attract, motivate and retain qualified personnel, and affect our long-term success and shareholder returns.

Reasons to Approve the Amended Plan

The Board recommends a vote in favor of the Amended Plan because the Board believes the Amended Plan is in the best interests of the Company and our shareholders for the following reasons:

•
Aligns Participant and Shareholder Interests. Our equity-based compensation program, along with our stock ownership guidelines for our non-employee directors and executives, helps align the interests of our employees, officers, directors, consultants, and advisors with the interests of our shareholders by giving them a sense of ownership and long-term personal involvement in and accountability for the development and financial success of the Company. If the Amended Plan is approved, we will be able to continue to use equity to align the interests of our executives, employees, non-employee directors, independent contractors, and advisors with the interests of our shareholders.
•
Attracts and Retains Talent. Talented, motivated, and effective executive officers, employees, and advisors are essential to execute our business strategies and propel our business forward. Stock-based compensation has been a critical component of total compensation at the Company for many years because this type of compensation enables the Company to effectively recruit and retain executive officers and other employees as well as advisors in a competitive market for talent while encouraging them to act and think like owners of the Company. If the Amended Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.
•
Supports Our Pay-For-Performance Philosophy. A significant portion of total compensation for our executive officers is equity-based incentive compensation that is tied to the appreciation of our stock price or the achievement of financial performance targets. Our performance-based equity awards require the achievement of strong stock price performance and key financial objectives that drive stock price performance, which creates a strong link between realized pay and Company performance and helps reinforce desired business results and motivates executives to make decisions to produce those results. If the Amended Plan is approved, it will continue to support our pay-for-performance philosophy.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 87

Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

•
Avoids Disruption in Our Compensation Programs and Mitigates the Need for Significant Cash Compensation. We consider equity compensation to be a vital element of our employee compensation program. If the Amended Plan is not approved, we would need to replace components of compensation previously awarded in equity with cash or with other instruments that may not necessarily support our goals of strengthening longer-term retention and aligning employee interests with those of our shareholders. Additionally, replacing equity with cash would increase our cash compensation expense and significantly deplete cash that could be better utilized for other strategic purposes or returned to shareholders.
•
Appropriately Balances Our Need to Attract and Retain Talent with Shareholder Interests Regarding Dilution. We recognize the dilutive impact of our equity compensation program on our shareholders, and we continuously strive to balance this concern with the competition for talent, competitive compensation practices, and the need to retain talent. As described in more detail below under the heading “Dilution, Overhang and Burn Rate,” we believe the Amended Plan is not excessively dilutive to our shareholders given both our overhang and that our three-year average annual gross burn rate is 0.47% and our three-year average net burn rate is 0.43%. If shareholders approve the Amended Plan, the number of shares authorized for issuance under the Amended Plan will not increase.
•
Protects Shareholder Interests and Embraces Sound Stock-Based Compensation Practices. As described in more detail below under the heading “The Amended Plan Reflects Governance Best Practices,” the Amended Plan includes features that are consistent with the interests of our shareholders and sound corporate governance practices.

Summary of Changes to the Amended Plan

The 2006 Plan is being amended and restated to provide, among other things, for the following:

•
Rename the Plan. The 2006 Plan was renamed from the “Teradyne, Inc. 2006 Equity and Cash Compensation Incentive Plan” to the “Teradyne, Inc. Equity and Cash Compensation Incentive Plan.”
•
Eliminate Term and Provide for Incentive Stock Option Limit. Eliminate the term of the 2006 Plan and specify that incentive stock options may not be granted without shareholder approval following the ten-year anniversary of the Board’s approval of the Amended Plan.
•
Clarify that Certain Actually Issued Shares and Tendered Shares Will Not Be Recycled. Clarifies that shares that actually have been issued under the Amended Plan under any Award will not become available for future distribution under the Amended Plan; provided, however, that shares issued pursuant to full-value Awards that are repurchased by the Company or are forfeited due to the failure to vest will become available for future grant under the Amended Plan. Further, shares tendered to the Company by a participant or withheld by the Company to satisfy the exercise price or satisfy statutory tax withholding obligations with respect to any Award will not be available for the future grant of Awards under the Amended Plan.
•
Clarify the Scope of Committee Authority. Clarifies that the plan administrator will have the authority to, among other things, (i) grant Awards to eligible participants and determine the form and terms and conditions, not inconsistent with the terms of the Amended Plan, of any Award granted thereunder, (ii) to the extent permitted by applicable law, accelerate the vesting, exercisability and payment of Awards, extend the exercisability and settlement of Awards, and grant waivers of Amended Plan or Award conditions, (iii) prescribe, adopt, amend, rescind and repeal rules and regulations relating to the Amended Plan or any Award, (iv) construe and interpret the Amended Plan, and any sub-plan, Award agreement or other agreement or document adopted or executed pursuant to the Amended Plan, (v) correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan, any Award, any Award agreement, and any resolutions or corporate actions approving any Award, (vi) modify and amend any Award or Award agreement, subject to the limitations of the Amended Plan, (vii) determine whether the performance goals under any performance-based Award have been met and whether a performance-based Award has been earned, (viii) adjust, reduce or waive any criteria with respect to Performance Criteria (as defined below), (ix) determine whether, and to what extent an Award may be canceled, forfeited, or surrendered, (x) adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under the Amended Plan) relating to the operation and administration of the Amended Plan to accommodate requirements of local law and procedures outside of the United States, and (xi) make all other determinations necessary or advisable for the administration of the Amended Plan, any sub-plan, Award, or Award agreement.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

•
Expand Performance Criteria. Expands the list of potential Performance Criteria to also include additional performance goals and measures, including: revenue growth, gross margin and profitability, profit rate before interest and taxes, cost controls, operating or strategic goals, environmental, social and governance goals and metrics, human capital management goals and metrics (including but not limited to employee turnover, retention, development and engagement, and leadership goals and metrics), or any other metric that is capable of measurement or evaluation as determined by the Committee.
•
Provide for Consolidated, Fulsome Minimum Vesting Provisions. Clarifies that all Awards granted under the Amended Plan will be subject to a minimum one-year vesting period following grant, with no portion of any Award vesting prior to the end of such one-year vesting period, subject to certain limited exceptions (which exceptions include, among other things, Awards assumed or substituted in connection with an acquisition and Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders, which is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders).
•
Clarify Dividend or Dividend Equivalents Will Not be Paid With Respect to Unvested Awards. Clarifies that dividends or dividend equivalents will not be paid with respect to unvested Awards.
•
Clarify Dividend or Dividend Equivalents Will Not be Paid With Respect to Stock Options and Stock Appreciation Rights. Clarifies that dividends or dividend equivalents will not be paid and/or accrue with respect to stock options and stock appreciation rights.
•
Clarify Exercise Price With Respect to Certain Assumed or Substituted Options. Clarifies that options may be granted with a per share exercise price of less than 100% of the fair market value per share of our common stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
•
Provide for Additional Requirements on Transferability of Awards. Clarifies that in no event may any Award be transferred for consideration to a third-party financial institution.
•
Include Express Prohibition on Loans. No participant will be permitted to execute a promissory note as partial or full consideration for the purchase of shares under the Amended Plan.
•
Reduce the Maximum Term of Stock Options and Stock Appreciation Rights. The term of a stock option or stock appreciation right granted under the Amended Plan may be no more than seven (7) years from the date of grant.
•
Clarify the Company’s Authority In Respect of Tax Withholding. Clarifies that, subject to applicable law, the Company will have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any tax withholding obligations with respect to any taxable event concerning a participant arising as a result of the Amended Plan or to take such other action as may be necessary in the opinion of the Company to satisfy withholding obligations.
•
Clarify Methodology for Determining Fair Market Value of Share Withheld or Delivered. Clarifies that the fair market value of shares to be withheld or delivered in respect of an Award will be determined based on such methodology that the Company deems to be reasonable and in accordance with applicable law.
•
Clarifies Certain Requirements to Comply With Applicable Law and Company Policies. Clarifies that each participant must comply with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, including without limitation the Company’s Policy for Recoupment of Compensation. Further, (i) compliance with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, will be a pre-condition to earning, or vesting in, any Award under the Amended Plan and (ii) any Awards under the Amended Plan which are subject to the Company’s Policy for Recoupment of Compensation will not be earned or vested, even if already granted, paid or settled, until the Company’s Policy for Recoupment of Compensation ceases to apply to such Awards and any other vesting conditions applicable to such Awards are satisfied.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

The Amended Plan Reflects Governance Best Practices

The Amended Plan is designed to promote compensation governance best practices and play an important part of our pay-for-performance philosophy:

•
No “Evergreen” Provision. The Amended Plan has a fixed number of shares available for issuance. It is not an “evergreen” plan.
•
No Liberal Share Recycling or Liberal Share Counting. No liberal share recycling of shares or “liberal share counting” practices are permitted under the Amended Plan. Shares tendered to us or retained by us in the exercise or settlement of an Award or for tax withholding, or shares that are repurchased on the open market with the proceeds of a stock option exercise price, will not become available again for issuance under the Amended Plan. In addition, the gross shares subject to a stock appreciation right Award and not the net number of shares actually issued upon exercise of such stock appreciation right counts against the Amended Plan reserve.
•
No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant, subject to certain limited exceptions.
•
One Year Minimum Vesting on Awards. Subject to certain limited exceptions, each Award granted under the Amended Plan is subject to a minimum service vesting requirement of one year from the date of grant of such Award.
•
Repricing Prohibited. Repricing or certain other exchanges of stock options and stock appreciation rights for new Amended Plan Awards or cash is prohibited unless shareholder approval is first obtained.
•
Non-Employee Director Compensation Limit. The aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director of our Board with respect to any fiscal year, including Awards granted under the Amended Plan and cash fees and other compensation paid by us to such non-employee director, will not exceed $750,000 in the aggregate.
•
No Single Trigger Acceleration upon a Change-in-Control. Awards do not automatically accelerate upon an acquisition.
•
Prohibition on Payment of Dividends and Dividend Equivalents on Unvested Awards. Prohibits the payment or settlement of dividends or dividend equivalents with respect to any Award until the underlying Award vests. Dividends or dividend equivalents will not be paid and/or accrue with respect to stock options and stock appreciation rights.
•
No Tax Gross-ups. The Amended Plan does not provide for any tax gross-ups.
•
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator, and in no event may any Award be transferred for consideration to a third-party financial institution.
•
Awards Subject to Recovery. The Company has adopted a Policy for Recoupment of Compensation in accordance with Nasdaq listing standards and applicable law, that provides for recoupment of certain incentive compensation paid to current and former executive officers of the Company (including certain incentive compensation granted under the Amended Plan) in the event of an accounting restatement of the Company’s financial statements.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

Plan History

The 2006 Plan was initially approved by shareholders on May 25, 2006. At our annual meeting of shareholders held May 21, 2013, our shareholders approved an amendment to the 2006 Plan to increase the number of shares issuable thereunder by 10 million, for an aggregate of 32 million shares issuable thereunder. At our annual meeting of shareholders held May 12, 2015, our shareholders approved an amendment to the 2006 Plan to extend its term until May 12, 2025.

While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing shareholders and are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. The following table sets forth information regarding outstanding grants as of February 28, 2025 under the 2006 Plan. As of February 28, 2025, we had 161,538,875 shares of common stock issued and outstanding. The market value of one share of our common stock on February 28, 2025, as determined based on the closing price per share of our common stock as reported on Nasdaq, was $109.86.

As of February 28, 2025

2006 Plan

Total number of shares of common stock subject to outstanding performance stock units (“PSUs”)(1)	330,916

Total number of shares of common stock subject to outstanding restricted stock units (“RSUs”)	1,345,490

Total number of shares of common stock subject to outstanding stock options under all plans	183,808

Weighted-average exercise price of outstanding stock options	$104.53

Weighted-average remaining term of outstanding stock options	3.04 years

Total number of shares of common stock available for future grant	3,059,016

Total number of common shares outstanding	161,538,875

(1)
Includes unvested PSUs at the target grant level.

Dilution, Burn Rate and Equity Overhang

The Compensation Committee regularly reviews our burn rate and equity overhang activity to thoughtfully manage our long-term shareholder dilution. The following table provides detailed information regarding our burn rate and equity overhang activity for the last three fiscal years, which, in the interest of transparency, includes the impact of share repurchases that we made during such years.

	Fiscal 2024	Fiscal 2023	Fiscal 2022

Gross Burn Rate(1)	0.47%	0.50%	0.44%
Net Burn Rate(2)	0.43%	0.46%	0.41%
Equity Overhang(3)	3.35%	3.82%	4.14%

(1)
Gross burn rate = total number of shares granted under all of our equity incentive plans (other than our 1996 Employee Stock Purchase Plan) during a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
(2)
Net burn rate = total number of shares granted under all of our equity incentive plans (other than our 1996 Employee Stock Purchase Plan) during a period, minus the total number of shares returned to such plans through awards cancelled during that period, divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
(3)
Equity Overhang = total number of shares underlying options and awards outstanding plus shares available for issuance under all of our equity incentive plans (other than our 1996 Employee Stock Purchase Plan) at the end of a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

The table below shows the number of options and full value Awards granted in each of the last three years as well as the number of performance-based Awards that were earned each year.

Fiscal Year	Time- Based Stock Options Granted(1)	Total Full- Value Awards Granted	Time- Based RSUs Granted	PSUs Granted(2)	PSUs Earned

2025(3)	46,662	673,939	514,199	112,278	41,905
2024	48,803	703,745	588,331	115,414	63,151
2023	40,810	727,990	635,440	92,550	179,343
2022	41,634	660,188	573,277	86,911	261,364

(1)
Only time-based options have been granted to date.
(2)
Amounts are reflected at target and reflect certain subsequent adjustments made to reduce the number of shares subject to the Award.
(3)
Fiscal Year 2025 share data represents YTD grant history with fiscal year ending on December 31, 2025.

Summary of the Amended Plan

The following is a summary of the principal provisions of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, which is set forth in Annex B to this proxy statement.

In General. The purpose of the Amended Plan is to provide equity ownership and compensation opportunities in the Company to employees, officers, directors, consultants and advisors of the Company and its subsidiaries, all of whom are eligible to receive Awards under the Amended Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), a type of stock-based Award that may be granted pursuant to the Amended Plan, may be granted only to employees of the Company and its subsidiaries. Any person to whom an Award is granted will be called a “Participant.” As of February 28, 2025, the Company had approximately 7,100 employees, of which seven are officers, seven are non-employee directors, and 260 are advisors, who are eligible to be Participants in the Amended Plan.

Administration. The Amended Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the authority to, among other things, (i) grant Awards to eligible participants and determine the form and terms and conditions, not inconsistent with the terms of the Amended Plan, of any Award granted thereunder, including, but not limited to, the number of shares or cash or other consideration subject to Awards, the exercise price, the time or times when Awards may vest or be exercised (which may be based on Performance Criteria (as defined below)), and any vesting acceleration or waiver of forfeiture restrictions, (ii) make any determination of fair market value, if necessary, with respect to Awards, (iii) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Amended Plan or any other incentive or compensation plan of the Company; (iv) to the extent permitted by applicable law, accelerate the vesting, exercisability and payment of Awards, extend the exercisability and settlement of Awards, and grant waivers of Amended Plan or Award conditions, (v) to prescribe, adopt, amend, rescind and repeal rules and regulations relating to the Amended Plan or any Award, (vi) construe and interpret the Amended Plan, and any sub-plan, Award agreement or other agreement or document adopted or executed pursuant to the Amended Plan, (vii) correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan, any Award, any Award agreement, and any resolutions or corporate actions approving any Award, (viii) modify and amend any Award or Award Agreement, subject to the limitations of the Amended Plan, (ix) determine whether the performance goals under any performance-based Award have been met and whether a performance-based Award has been earned, (x) adjust, reduce or waive any criteria with respect to Performance Criteria, (xi) determine whether and to what extent an Award may be canceled, forfeited, or surrendered, (xii) adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under the Amended Plan) relating to the operation and administration of the Amended Plan to accommodate requirements of local law and procedures outside of the United States, and (xiii) make all other determinations necessary or advisable for the administration of the Amended Plan, any sub-plan, Award, or Award agreement. The Amended Plan also provides that authority to grant Awards to employees may be delegated to one or more executive officers of the Company, with certain limitations.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

Types of Awards. Awards under the Amended Plan may take the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, RSUs, phantom stock or any other stock-based interests as the Compensation Committee shall determine.

Vesting; Terms of Awards. Awards may be granted subject to time-based vesting schedules and/or performance-based vesting measured by Performance Criteria. “Performance Criteria” means performance criteria, applied to either the Company as a whole or to a division, business unit or subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case, as specified by the Compensation Committee in the Award, including, without limitation, the following (or any derivation thereof): cash flow; earnings per share; earnings before interest, taxes and amortization; return on equity; total shareholder return; share price performance; return on capital; return on assets or net assets; revenue; revenue growth; orders; gross margin and profitability goals; product gross margins, including by customer; income or net income; operating income or net operating income; operating profit or net operating profit; profit rate before interest and taxes; income from operations less restructuring and other, net, amortization of acquired intangible assets, acquisition and divestiture related charges or credits, pension actuarial gains and losses, and other non-recurring gains and charges; operating margin or profit margin; return on operating revenue; return on invested capital; market segment share; customer wins or design-ins; product release schedules; new product innovation; product cost reduction; cost controls; brand recognition/acceptance; product ship targets; process improvement results; verification of business strategy and/or business plan; operating or strategic goals; improvement of strategic position; adaptation to changes in the marketplace or environment; customer satisfaction; environmental, social and governance goals and metrics; human capital management goals and metrics (including but not limited to employee turnover, retention, development and engagement, and leadership goals and metrics); or any other metric that is capable of measurement or evaluation as determined by the Compensation Committee. A Performance Criteria may also be based on individual or subjective performance criteria as determined by the Compensation Committee. If the Award is subject to Performance Criteria and the Award so provides, evaluation of achievement against Performance Criteria may take into account, without limitation, any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax law; accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs and any extraordinary non-recurring charges or other events.

The Compensation Committee will, in its sole discretion, determine the Performance Criteria applicable to any Award (including any adjustment(s) thereto that will be applied in determining the achievement of such Performance Criteria) on or prior to any time when the achievement of the Performance Criteria associated with the applicable performance period remains substantially uncertain. The Compensation Committee will determine and certify in writing the extent to which such Performance Criteria have been timely achieved and the extent to which the shares of common stock subject to such Award have been earned. As determined by the Compensation Committee, financial Performance Criteria may be based on generally accepted accounting principles (“GAAP”) or non-GAAP results and may, among other things, provide for the adjustment of any applicable performance measure or performance results to reflect any unforeseeable, nonrecurring, or infrequently occurring events, as the Compensation Committee determines to be appropriate in its sole discretion.

Authorized Shares. Subject to adjustment as described below, the maximum number of shares of common stock that may be issued pursuant to Awards granted under the Amended Plan is 32,000,000 shares. As of February 28, 2025, approximately 3,059,016 million shares of common stock remained available for issuance under the Amended Plan. If any stock-based Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of Awards under the Amended Plan. However, shares of common stock that actually have been issued under the Amended Plan under any Award will not be returned to the Amended Plan and will not become available for future distribution under the Amended Plan; provided, however, that if shares of common stock issued pursuant to full value awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares of common stock will become available for future grant under the Amended Plan. Further, shares of common stock tendered to the Company by a participant or withheld by the Company to satisfy the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award shall not be added back into the number of shares available for the future grant of Awards under the Amended Plan. The maximum number of shares of stock-based Awards that may be granted to any individual Participant under the Amended Plan during any one fiscal year is 2,000,000. As of February 28, 2025, the closing price of a share of common stock was $109.86.

Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for options will be not less than 100% (or 110% for an incentive stock option granted to a 10% or more shareholder) of the closing price of the common stock on the date of grant; provided that, stock options may be granted with a per share exercise price of less than 100% of the fair market value per share of common stock on the date of grant pursuant to a

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

transaction described in, and in a manner consistent with, Section 424(a) of the Code. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed $100,000 or such other limit may be provided by the Code (determined on the date or dates such option is granted). No incentive stock option will be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and the regulations issued thereunder. Options shall expire in no more than seven years (or five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant. The Compensation Committee may not reprice stock options or stock appreciation rights granted under the Amended Plan without shareholder approval.

Manner of Exercise of Stock Options. Each option or portion thereof may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company at its principal office address or to such transfer agent as the Company shall designate, or by notification to the Company-designated third party commercial provider. Payment for the exercise of options under the Amended Plan may be made by one or any combination of the following forms of payment: (i) by cash or by check payable to the order of the Company, or by fund transfer from the holder’s account maintained with the Company-designated third party commercial provider, if any; (ii) at the discretion of the Compensation Committee and consistent with applicable law, through delivery of shares of common stock having a fair market value equal as of the date of exercise to the cash exercise price of the option; (iii) at the discretion of the Compensation Committee and consistent with applicable law, by delivery of a sufficient amount of the proceeds from the sale of the common stock acquired upon exercise of the option by the optionee’s broker or selling agent; (iv) at the discretion of the Compensation Committee and consistent with applicable law, through a cashless “net exercise” arrangement pursuant to which the Company will reduce the number of shares of common stock issued upon exercise by the largest whole number of shares of common stock having an aggregate fair market value that does not exceed the aggregate exercise price plus any tax-related items; provided that the Company shall accept a cash or other payment from the participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole shares of common stock to be issued; (v) at the discretion of the Compensation Committee and consistent with applicable law, by waiver of compensation due or accrued to the participant for services rendered; (vi) by such other consideration and method of payment as permitted by the Compensation Committee and applicable law, provided such method of payment does not take the form of a promissory note, or (vii) ay the discretion of the Compensation Committee, by any combination of (i) through (vi) above.

Stock Appreciation Rights. A stock appreciation right (a “SAR”) is an Award entitling the holder, upon exercise, to receive cash or shares of common stock, or a combination thereof, in an amount determined solely by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted separately from or expressly in tandem with an option. A SAR granted in tandem with an option will be exercisable only at such time or times, and to the extent, that the related option is exercisable, provided that the SAR will generally terminate upon exercise of the related option and the option will terminate and no longer be exercisable upon the exercise of the related SAR.

Restricted Stock and Restricted Stock Units. Restricted stock is common stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of common stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the Award, a Participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to vote the shares.

Phantom Stock. Phantom stock is an Award entitling recipients to receive, in cash or shares, the fair market value of shares of common stock upon the satisfaction of conditions specified by the Compensation Committee in connection with the grant of such Award. A Participant may not vote the shares represented by a phantom stock Award.

Other Stock-Based Awards. The Amended Plan provides the flexibility to grant other forms of Awards based upon common stock, having the terms and conditions established at the time of grant by the Compensation Committee.

Limit on Non-Employee Director Compensation. In addition to the per-Participant limit described above, the aggregate value of all compensation granted or paid to any non-employee director of the Company with respect to any calendar year, including Awards under the Amended Plan and cash fees or other compensation paid by the Company to such non-employee director outside of the Amended Plan for their service as a non-employee director, shall not exceed $750,000. For this purpose, the value of Awards granted under the Amended Plan will be the grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, or any successor provision. The limit will not apply to any compensation granted or paid to a non-employee director for their services to the Company other than as a non-employee director.

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

Minimum Vesting Requirement. All Awards granted under the Amended Plan must be subject to a minimum one-year vesting period following grant, with no portion of any Award vesting prior to the end of such one-year vesting period; provided, however, up to 5% of the maximum, aggregate shares of common stock authorized for issuance under the Amended Plan may be granted pursuant to Awards without such minimum vesting requirement. The minimum vesting requirement will also not prevent the acceleration of vesting pursuant to the terms of the Amended Plan or under policies or contracts that provide for acceleration of vesting in connection with a corporate transaction or termination of employment or services. In addition, any Awards assumed or substituted in connection with an acquisition and Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders) will not be subject to the minimum vesting requirement.

Privileges of Stock Ownership; Voting; Dividends and Dividend Equivalents. Subject to the provisions of the applicable Award, no participant will have any of the rights of a shareholder with respect to any shares of common stock until the shares of common stock are issued to the participant. Any participant who holds a restricted stock award under the Amended Plan will have the same voting and other rights as the Company’s other shareholders; provided, however, with respect to any unvested portion of an Award, the participant will not be entitled to any dividends and other distributions paid or distributed by the Company on an equivalent number of vested shares of common stock. Notwithstanding the foregoing, at the Compensation Committee’s discretion, with respect to any Award other than stock options or SARs, such participant may be credited with dividends and other distributions in the case of any unvested Award or unvested portion thereof (including but not limited to unvested shares of restricted stock and unvested restricted stock units), which may take the form of dividend equivalents or otherwise, provided that such dividends and other distributions may be paid or distributed to the participant only if, when and to the extent such Award vests. The value of dividends and other distributions payable or distributable with respect to any unvested Award or unvested portion thereof that does not vest will be forfeited. For the avoidance of doubt, dividend equivalents or otherwise may not be credited with respect to stock options and SARs.

Prohibition on Loans. No participant will be permitted to execute a promissory note as partial or full consideration for the purchase of shares of common stock.

Other Policies. Each Award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards. Whether any such policy will apply to a particular Award may depend, among other things, on when the Award was granted, whom the Award was granted to, and the type of Award.

Compliance With Applicable Law and Company Policies; Compensation Recovery. Each participant must comply with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, including without limitation the Company’s Policy for Recoupment of Compensation. Notwithstanding anything to the contrary herein, (i) compliance with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, will be a pre-condition to earning, or vesting in, any Award under the Amended Plan and (ii) any Awards under the Amended Plan which are subject to the Company’s Policy for Recoupment of Compensation will not be earned or vested, even if already granted, paid or settled, until the Company’s Policy for Recoupment of Compensation ceases to apply to such Awards and any other vesting conditions applicable to such Awards are satisfied.

Adjustment. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the following shall be adjusted (or substituted Awards may be made) as determined by the Compensation Committee: (i) the number and class of securities available for Awards under the Amended Plan and the per-Participant share limit; (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Award; (iii) the repurchase price per security subject to repurchase; and (iv) the terms of each other outstanding stock-based Award.

Transferability. Except as the Compensation Committee may otherwise determine or provide in an Award, Awards may be transferred only by will or by the laws of descent and distribution and, during a Participant’s lifetime, will be exercisable only by the Participant. However, nonstatutory stock options may be transferred to a grantor-retained annuity trust or a similar estate planning vehicle under which the trust is bound by all provisions of the option which are applicable to the holder thereof. In no event may any Award be transferred for consideration to a third-party financial institution.

Treatment upon Acquisition or Liquidation of the Company. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company’s assets or otherwise (each, an “Acquisition”), the Compensation Committee or the board of directors of any entity assuming the obligations of the Company hereunder

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Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

(the “Successor Committee”), shall, as to outstanding Awards, either (A) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (1) the consideration payable with respect to the outstanding shares of the Company’s common stock in connection with the Acquisition, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Compensation Committee or the Successor Committee deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of the Company’s common stock subject to such Awards immediately preceding the Acquisition; or (B) upon written notice to the participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (C) terminate all Awards in exchange for a cash payment equal to the excess, if any, of the fair market value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof, if any; or (D) in the case of Awards that may be settled in whole or in part in cash, provide for equitable treatment of such Awards.

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Compensation Committee may grant Awards under the Amended Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Compensation Committee considers appropriate in the circumstances.

In the event of the proposed liquidation or dissolution of the Company, each Award, to the extent not then exercised or vested, will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Compensation Committee.

Effect of Termination, Disability or Death. The Compensation Committee determines the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code. In the event of a Participant’s disability or death, the Compensation Committee is permitted to authorize the acceleration of such Participant’s Awards, in full or in part.

Withholding. Subject to applicable law, the Company has the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any tax withholding obligations with respect to any taxable event concerning a participant arising as a result of the Amended Plan or to take such other action as may be necessary in the opinion of the Company to satisfy withholding obligations, including, but not limited to, (i) withholding from the participant’s wages or other cash compensation; (ii) withholding from the proceeds of the sale of shares of common stock underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on the participant’s behalf; (iii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with an Award; (iv) where payments in satisfaction of the Awards are to be made in cash, through withholding all or part of the cash payment in an amount sufficient to satisfy any tax withholding obligations; or (v) any other method of withholding deemed acceptable by the Compensation Committee which complies with applicable law. No shares of common stock (or their cash equivalent) will be delivered under the Amended Plan to any participant or other person until the participant has satisfied any tax-related items. The fair market value of the shares of common stock to be withheld or delivered will be determined based on such methodology that the Company deems to be reasonable and in accordance with applicable law.

Amendment of Awards. The Compensation Committee may, without shareholder approval, amend, modify or terminate any outstanding Award, except that: (i) the Compensation Committee may not materially and adversely change the terms of a participant’s Award without the participant’s consent; (ii) previously issued options may not be amended without shareholder approval to reduce the price at which such previously issued options are exercisable or to extend the period of time beyond seven (7) years for which such previously issued options will be exercisable; and (iii) previously issued Awards may not be amended or terminated in violation of the repricing restrictions of the Amended Plan.

Amendments. The Compensation Committee may amend, suspend or terminate the Amended Plan or any portion thereof at any time, provided that any material amendment to the Amended Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (i) require shareholder approval as described in the section above entitled “Amendment of Awards,” (ii) other than pursuant to certain capitalization adjustments as provided by the terms of the Amended Plan, materially increase either the aggregate number of shares of common stock available for issuance under the Amended Plan or the maximum number of shares of common stock issuable in one fiscal year to a participant; (iii) expand or limit the class of persons eligible to receive Awards or otherwise participate in the Amended Plan; (iv) subject to the terms of the Amended Plan, amend the

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 96

Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

minimum vesting provisions of full-value awards; or (v) require shareholder approval pursuant to the requirements of Nasdaq and/or any other exchange on which the Company is then listed or pursuant to applicable law.

Term of Plan. The Amended Plan, if approved by shareholders, will continue in effect until terminated by the Board. However, no incentive stock options may be granted after May 9, 2035 without further shareholder approval.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences associated with certain awards granted under the Amended Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Amended Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted.

Stock Options (other than Incentive Stock Options (“ISOs”)). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. Generally, a disposition of shares acquired pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares acquired pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective Section 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective Section 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Amended Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective Section 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is generally taxed upon vesting (and a corresponding deduction is generally available to the Company), unless they have made a proper election to defer receipt of the shares (or cash if the award is cash-settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 97

Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

New Plan Benefits

The following table is provided in accordance with SEC rules regarding compensation plans subject to shareholder approval and sets forth certain information regarding benefits or amounts that will be received by or allocated to certain individuals under the Amended Plan.

Name and Position	Dollar Value	Number of Shares
Gregory Smith, President and Chief Executive Officer	—	—
Sanjay Mehta, Vice President, Chief Financial Officer, and Treasurer	—	—
Ryan Driscoll, Vice President, General Counsel and Secretary	—	—
Richard J. Burns, President, Semiconductor Test	—	—
Ujjwal Kumar, President, Robotics	—	—
All current executive officers as a group (7 persons)(1)	—	—
All current non-employee directors as a group (7 persons)	$1,610,000(2)	—
All employees, excluding current executive officers, as a group	—	—

(1)
Consists of Mr. Smith, Mr. Mehta, Mr. Driscoll, Mr. Burns, Mr. Kumar, Mr. Wood, and Mr. Lukez. Awards granted under the Amended Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan, and our Board and Compensation Committee have not granted any awards under the Amended Plan subject to shareholder approval of this Proposal No. 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended Plan are not determinable.
(2)
Awards granted under the Amended Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan. However, pursuant to our current compensation arrangements for our non-employee directors, each non-employee director who is elected at the Annual Meeting is eligible to receive an RSU award with a grant date fair market value equal to $230,000. The number of shares subject to each non-employee director’s RSU award will not be determinable until the grant date. See the section entitled “Director Compensation” on page 39 for more information.

As of March 3, 2025, since the inception of the 2006 Plan, the aggregate number of awards granted to each named executive officer and the various indicated groups under the 2006 Plan are:

Name and Position		Number of Awards Granted Under 2006 Plan(1)
Gregory Smith, President and Chief Executive Officer		517,250
Sanjay Mehta, Vice President, Chief Financial Officer, and Treasurer		246,496
Ryan Driscoll, Vice President, General Counsel and Secretary		67,263
Richard J. Burns, President, Semiconductor Test		235,439
Ujjwal Kumar, President, Robotics		56,766
All current executive officers as a group (7 persons)(2)		1,281,846
All current non-employee directors as a group (7 persons)	(3)	147,707
All employees, excluding current executive officers, as a group		30,570,508

(1)
No awards have been granted under the 2006 Plan to any associate of any of our directors (including nominees) or executive officers and no person received 5% or more of the total Awards granted under the 2006 Plan since its inception.
(2)
Consists of Mr. Smith, Mr. Mehta, Mr. Driscoll, Mr. Burns, Mr. Kumar, Mr. Wood and Mr. Lukez.
(3)
All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares that such nominees were granted on an individual basis are as follows: Mr. Herweck: 9,076; Ms. Johnson: 47,893; Mr. Maddock: 5,604; Ms. Matz: 25,182; Mr. Tufano: 50,132, and Ms. Van Kralingen: 2,585.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 98

Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan

Equity Compensation Plan Information

The table below includes aggregated information regarding awards outstanding and the shares available for future awards under the 2006 Plan and the 1996 Employee Stock Purchase Plan, in each case, as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	1,668,000(1)	$99.51	6,862,000 (2)
Equity compensation plans not approved by securityholders	—	—	—
Total	1,668,000	$99.51	6,862,000

(1)
Includes 1,527,351 shares of restricted stock units that are not included in the calculation of the weighted average exercise price. Excludes 138,137 shares that were issued at the end of the most recent Employee Stock Purchase Plan (“ESPP”) purchase period, which began on July 1, 2024 and ended on December 31, 2024, after the end of our 2024 fiscal year.
(2)
Consists of 3,638,237 securities available for issuance under the 2006 Plan and 3,224,044 securities available for issuance under the 1996 Employee Stock Purchase Plan, including the 138,137 shares described in Footnote 1 above.

The Board recommends a vote FOR approval of the Amended Plan.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 99

SHAREHOLDER PROPOSAL

We received a shareholder proposal from John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278 (the “Proponent”), who beneficially owns 50 shares of Teradyne’s common stock. The Proponent has requested that Teradyne include the following proposal and supporting statement in this proxy statement. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative at the Annual Meeting.

For the reasons set forth in “Teradyne’s Statement in Opposition to Shareholder Proposal” below, the Board opposes adoption of the Proponent’s proposal and unanimously recommends that you vote AGAINST the proposal. The Board disclaims any responsibility for the content of the Proponent’s proposal and the statement in support of the proposal, which are quoted verbatim below in the form received from the shareholder.

Proposal No. 5 – Support Transparency in Political Spending (Shareholder Proposal)

Resolved, shareholders request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.
Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
a.
The identity of the recipient as well as the amount paid to each; and
b.
The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

Long-term Teradyne shareholders support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

A company’s reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations—groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.

A recent poll of retail shareholders by Mason-Dixon Polling & Research found that 83% of respondents said they would have more confidence investing in corporations that have adopted reforms that provide for transparency and accountability in political spending.

This proposal asks Teradyne to disclose all of its electoral spending, including payments to trade associations and 501(c)(4) social welfare organizations, which may be used for electoral purposes—and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Celanese Corp., PPG Industries Inc., and International Paper Co., which present this information on their websites.

Without knowing the recipients of our company’s political dollars Teradyne Directors and Teradyne shareholders cannot sufficiently assess whether our company’s election-related spending aligns or conflicts with its policies on climate change and sustainability, or other areas of concern. Improved Teradyne political spending disclosure will protect the reputation of Teradyne and preserve shareholder value.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 100

Proposal No. 5: Shareholder Proposal

Teradyne’s Statement in Opposition to Shareholder Proposal

Key Reasons to Vote Against this Proposal
• Teradyne has a policy against the use of its corporate funds or assets for political contributions.
• Our related expenditures are limited to membership in trade organizations and information regarding these expenditures is already publicly available.
• Additional disclosures are not necessary and would exceed any benefit to shareholders.

Teradyne has a policy against the use of its corporate funds or assets for political contributions.

Our Code of Conduct, available to the public on our website, discloses our company policy with respect to political contributions. The Code of Conduct prohibits the use of company funds or assets for political contributions and does not allow the Company to reimburse employees or provide matching funds for any political contributions.

Consequently, we do not make contributions from corporate funds to candidates for office, political parties, political action committees, or 527 committees. We also do not make any payments using corporate funds for independent political expenditures or to influence the outcome of ballot measures, and we do not operate a political action committee. In addition, we neither encourage nor discourage employees from making political contributions of their choice.

Our related expenditures are limited to membership in trade organizations and information regarding these expenditures is already publicly available.

We belong to various technology trade organizations that focus on matters concerning the Company's interests, who may engage in lobbying activities on the part of the association members. Such matters include public policy around export controls, trade enforcement and tariffs that impact the semiconductor industry, and certain government initiatives benefiting the Company’s industries, such as the CHIPS and Science Act of 2022, and other issues integral to our business. Participation as a member of these organizations comes with the understanding that we may not always agree with all of their positions, but we believe that such organizations take positions and address issues in a meaningful and influential manner on behalf of the collective industry and in a way that will generally benefit the Company.

The portion of our membership dues or payments to technology trade organizations, which are used for political lobbying can be found at opensecrets.org, and we also make such information available in our Corporate Social Responsibility Report each year.

Additional disclosures are not necessary and would exceed any benefit to shareholders

Given that we do not make direct political contributions, our related expenditures are limited to our membership in trade organizations, and information regarding those expenditures is already publicly available, we do not believe that implementing a semiannual report with the information requested in the proposal would increase shareholder value or provide shareholders with any meaningful information. Rather, we believe that the cost of preparing such a report would exceed any benefit to shareholders.

The Board recommends a vote AGAINST the foregoing proposal.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 101

OWNERSHIP OF SECURITIES

The following tables set forth, as of March 14, 2025, information relating to the beneficial ownership of Teradyne’s common stock as calculated under SEC rules for each director, each named executive officer and all directors and executive officers as a group and beneficial owners of more than 5% of Teradyne’s common stock. All percentage ownership calculations are based on 160,832,506 shares of common stock outstanding as of March 14, 2025.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class

Richard J. Burns	16,215	*
Ryan Driscoll	1,649	*
Peter Herweck	11,380	*
Mercedes Johnson	12,768	*
Ujjwal Kumar	4,288	*
Ernest E. Maddock	6,610	*
Marilyn Matz	16,202	*
Sanjay Mehta	29,222	*
Gregory S. Smith	65,640	*
Ford Tamer	17,121	*
Paul J. Tufano	59,965	*
Bridget van Kralingen	2,585	*
All current directors and executive officers as a group (14)(3)	252,457	*%

* less than 1%

(1)
Unless otherwise indicated, the named person possesses sole voting and dispositive power with respect to the shares. The address for each named person is: c/o Teradyne, Inc., 600 Riverpark Drive, North Reading, Massachusetts 01864.
(2)
Includes shares of common stock which have not been issued but which either (i) are subject to options which either are presently exercisable or will become exercisable within 60 days of March 14, 2025, (ii) are subject to restricted stock units which vest within 60 days of March 14, 2025, or (iii) with respect to certain non-employee directors, are issuable pursuant to the Teradyne Deferral Plan for Non-Employee Directors (the “Deferral Plan”) within 90 days of the date the non-employee director ceases to serve as such, as follows: Mr. Burns, 2,906 shares; Mr. Driscoll, 533 shares; Mr. Herweck, 10,414 shares (including 8,538 shares issuable pursuant to the Deferral Plan); Ms. Johnson, 1,876 shares; Mr. Kumar, 1,926 shares, Mr. Lukez, 1,626; Mr. Maddock, 4,412 shares (including 2,536 shares issuable pursuant to the Deferral Plan); Ms. Matz, 1,876 shares; Mr. Mehta, 16,392 shares; Mr. Smith, 28,167 shares; Mr. Tamer, 1,876 shares; Mr. Tufano, 54,724 shares (including 52,848 shares issuable pursuant to the Deferral Plan), Ms. van Kralingen, 1,876 shares, and Mr. Wood, 1,801 shares; all current directors and executive officers as a group, 130,405 shares (including 63,922 shares issuable pursuant to the Deferral Plan).
(3)
The total amount includes (i) an aggregate of 23,358 shares of common stock which the directors and executive officers as a group have the right to acquire by exercise of stock options within 60 days of March 14, 2025 granted under the stock plans, (ii) an aggregate of 13,132 shares of common stock which the directors and executive officers as a group will acquire by the vesting of restricted stock units within 60 days of March 14, 2025, and (iii) an aggregate of 63,922 shares of common stock issuable to non-employee directors pursuant to the Deferral Plan.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 102

Ownership of Securities

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	18,285,878	11.4%

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	14,337,126	8.9%

FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	11,601,724	7.2%

(1)
As set forth in Amendment No. 15 to a Schedule 13G, filed on February 13, 2024, The Vanguard Group, Inc. had, as of December 29, 2023, sole dispositive power with respect to 17,618,944 shares, shared dispositive power with respect to 666,934 shares and shared voting power with respect to 208,063 shares.
(2)
As set forth in Amendment No. 13 to a Schedule 13G, filed on January 24, 2024, BlackRock, Inc. had, as of December 29, 2023, sole dispositive power with respect to all of the shares and sole voting power with respect to 13,307,022 of the shares.
(3)
As set forth in Amendment 4 to a Schedule 13G, filed on February 12, 2025, FMR LLC had, as of December 31, 2024, sole dispositive power with respect to all of the shares and sole voting power with respect to 10,668,374.16 of the shares.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 103

VOTING AND MEETING INFORMATION

Voting Standards and Board Recommendations

Proposals	Board Recommendations	Voting Standards	Treatment of Abstentions & Broker Non-Votes
Proposal No. 1: Election of Directors	FOR each nominee	Each nominee must receive a majority of votes cast	Not treated as votes cast and therefore will have no effect on the vote
Proposal No. 2: Advisory Vote on Compensation of NEOs	FOR	A majority of the stock present or represented and voting
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan	FOR
Proposal No. 5: Shareholder Proposal	AGAINST

Meeting Information

Why am I Receiving these Materials?

Since you owned shares of our common stock at the close of business on the Record Date, you are considered a shareholder entitled to vote at the Annual Meeting or any adjournments thereof. The Board is soliciting proxies in the form provided to you by Teradyne for the Annual Meeting.

When and Where Is the Annual Meeting?

The Annual Meeting will be held on Friday, May 9, 2025, at 10:00 A.M. Eastern Time, at the offices of Teradyne, Inc. at 600 Riverpark Drive, North Reading, Massachusetts 01864. You are encouraged to arrive early to allow sufficient time to secure parking and complete admission verification procedures.

How Do I Attend the Annual Meeting?

To be admitted, you must present a government-issued photo identification, such as a driver’s license, state-issued ID card or passport, and proof of share ownership as of the Record Date. To prove ownership, shareholders of record will be verified against our list of registered shareholders. Beneficial shareholders, those who own their shares through an intermediary such as a bank or broker or other nominee, must show: an account statement showing their share ownership as of the Record Date; a copy of the voting instruction form or a valid legal proxy from the broker, trustee, bank or nominee holding the shares; a letter from a broker, trustee, bank or nominee holding the shares confirming the beneficial owner’s ownership as of the Record Date; or other similar evidence of ownership. We reserve the right to deny admittance to anyone who does not comply with these requirements as determined in our sole discretion. If you hold shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both provide identification.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 104

Voting Standards and Board Recommendat

The Presence of How Many Shares of Common Stock are Required to Transact Business at the Annual Meeting?

A quorum is required to transact business at the Annual Meeting. A majority of the outstanding shares represented at the Annual Meeting in person or by proxy shall constitute a quorum. On the Record Date, 160,832,506 shares of common stock were outstanding. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting.

Can I Ask Questions at the Annual Meeting?

Shareholders attending the Annual Meeting will be provided an opportunity to ask questions of the Board and management.

Are There any Other Matters to Be Presented During the Annual Meeting?

The Board knows of no other matters to be presented during the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the proxyholders to vote the proxy in accordance with their judgment on such matters.

Voting Information

Who Can Vote at the Annual Meeting?

Each share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote in person or by proxy. Delivery of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. You are entitled to direct the voting of your shares if you were a beneficial owner of shares held in street name on the Record Date.

What is the Difference Between a Shareholder of Record and a Beneficial Owner of Shares Held in Street Name?

If your shares of common stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered a shareholder of record or a “registered shareholder” of those shares.

If your shares are held in an account at a bank, brokerage firm or other intermediary, you are a beneficial owner of shares held in street name. In that case, you will receive proxy materials, as well as a voting instruction form, from the intermediary holding your shares and, as a beneficial owner, you have the right to direct the intermediary as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.

How Do I Vote?

Depending on how you hold your shares, you have up to four ways to cast your vote:

•
By Internet. Go to www.proxyvote.com or scan the QR Barcode on your proxy card. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 8, 2025. You will need your control number to access the website.
•
By Telephone. Call 1-800-690-6903 any time on a touch-tone telephone. There is no charge to you for the call in the U.S. or Canada. International calling charges apply outside the U.S. and Canada. You will need your control number to vote. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 8, 2025.
•
By Mail. Mark your voting instruction form or proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 8, 2025.
•
During the Annual Meeting.

If you are a beneficial owner of shares of common stock held in street name, please refer to the voting instruction form provided by the intermediary holding your shares. The availability of telephone and internet voting will depend on the voting process of the intermediary. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from your intermediary giving you the right to vote the shares. If you attend the Annual Meeting, you may vote in person even if you have previously returned your vote in accordance with one of the foregoing methods.

How Can I Revoke My Proxy or Change My Vote?

Any shareholder delivering a proxy has the right to revoke it only by written notice to the Secretary or Assistant Secretary delivered at any time before it is exercised, including at the Annual Meeting.

How Will My Shares Be Voted?

Your shares will be voted in accordance with your instructions. In addition, if you grant a proxy to the Company’s proxy holders, the proxy holders will have, and intend to exercise, discretion to vote your shares in accordance with their best judgment on any matters not identified in this proxy statement that are brought to a vote at the Annual Meeting.

If your shares are registered in your name and you sign and return a proxy card or vote by telephone or the internet but do not give voting instructions on a particular proposal, the proxy holders will be authorized to vote your shares on that matter in

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 105

Voting Standards and Board Recommendat

accordance with the Board’s recommendation. If you hold your shares in street name and do not give voting instructions on a proposal, your broker or nominee is only permitted Nasdaq rules to vote your shares in its discretion on “routine” matters.

Which Proposals in this Proxy Statement are Considered “Routine” or “Non-Routine”?

The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 3) is a matter considered routine under Nasdaq rules and therefore a broker or nominee may vote on Proposal No. 3. No broker non-votes are expected to exist in connection with Proposal No. 3.

The election of directors (Proposal No. 1), the approval, on a non-binding, advisory basis, of the 2024 compensation of our named executive officers (Proposal No. 2), and the approval of an amendment and restatement of the Equity and Cash Compensation Incentive Plan (Proposal No. 4) and the shareholder proposal (Proposal No. 5) are matters considered non-routine under Nasdaq rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2, 4, and 5.

How are the Votes Counted?

The vote on each matter submitted to shareholders is tabulated separately. An automated system administered by Teradyne’s transfer agent tabulates the votes.

Other Information

Who Pays for the Expenses of this Proxy Solicitation?

Teradyne will bear the cost of solicitation of proxies, and in addition to soliciting the shareholders by mail and by Teradyne’s regular employees, the Company may request banks and brokers to solicit their customers who have stock registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by Teradyne’s officers and employees, as well as certain outside proxy-solicitation services may also be made of some shareholders in person or by mail, telephone or facsimile following the original solicitation.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Printed Proxy Materials?

Under SEC rules, we are making this proxy statement available to our shareholders primarily through the Internet. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy.

Instead, the notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. If you received a notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the notice.

What if I Share the Same Address as Another Teradyne Shareholder?

Teradyne has adopted a procedure called “householding,” which has been approved by the SEC. Under householding, unless Teradyne has received contrary instructions from the shareholders, Teradyne delivers only one copy of the annual report and proxy statement to shareholders who share the same address and have the same last name. This helps Teradyne reduce printing costs, mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

Upon request, Teradyne will promptly deliver another copy of the annual report and proxy statement or notice of internet availability of proxy materials, as applicable, to any shareholder at a shared address to which a single copy of such document was delivered. To receive a separate copy of the combined annual report and proxy statement or notice of internet availability of proxy materials, you may write or call us at Teradyne, Inc., 600 Riverpark Drive, North Reading, MA 01864, Attention: Investor Relations, telephone number (978) 370-2425. You may also access the annual report and proxy statement on the Company’s website at www.teradyne.com under the “SEC Filings” section of the “Investor Relations” link.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement or notice in the future, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

How Do I Obtain More Information About Teradyne?

A copy of our annual report, which includes the 2024 Form 10-K, has been delivered or made available to shareholders. You also may obtain, free of charge, a copy of our annual report and 2024 Form 10-K by writing to Teradyne, Inc., 600 Riverpark Drive, North Reading, MA 01864, Attention: Investor Relations. These documents also are available on our website at www.teradyne.com under the “SEC Filings” section of the “Investor Relations” link.

Teradyne, Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 106

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Teradyne’s bylaws set forth the procedures a shareholder must follow to nominate a director or to bring other business before a shareholder meeting. A complete list of the requirements for nominating a candidate for director or making a proposal may be found in Teradyne’s bylaws. The SEC has also adopted Rule 14a-8 under the Exchange Act (“Rule 14a-8”) that governs the inclusion of shareholder proposals in our annual proxy materials.

Shareholder Proposals for Inclusion in 2026 Proxy Statement

If a shareholder wishes to include a proposal in Teradyne’s proxy materials to be furnished to all shareholders entitled to vote at the 2026 Annual Meeting, Teradyne must receive notice pursuant to Rule 14a-8 no later than November 28, 2025. All such proposals must comply with the requirements of Rule 14a-8. It is suggested that shareholders submit their proposals either by courier or Certified Mail—Return Receipt Requested.

Shareholder Director Nominations for Inclusion in 2026 Proxy Statement

Teradyne’s bylaws provide proxy access pursuant to which shareholders may nominate a candidate for director at the 2026 Annual Meeting. Teradyne’s proxy access bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding common stock continuously for at least three years, to nominate and include in Teradyne’s proxy materials director nominees which shall not exceed the greater of two directors or 20% of the Board (rounded down to the nearest whole number), provided that the shareholders and nominees have complied with the requirements set forth in Teradyne’s bylaws. To be timely, shareholders who wish to include a nominee in Teradyne’s proxy materials must deliver a written notice of proxy access nomination (containing the information specified in our bylaws) to our Secretary at our principal executive offices no earlier than December 10, 2025 and no later than January 9, 2026. Our bylaws contain different notice date requirements in the event that we hold the 2026 Annual Meeting more than 30 days prior to, or more than 60 days after, the anniversary of the Annual Meeting.

Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2026 Annual Meeting Not Included in 2026 Proxy Statement

Teradyne’s bylaws provide that, to be timely, shareholders who wish to nominate a candidate for director or make a proposal at the 2026 Annual Meeting (other than through proxy access) must deliver a written notice (containing the information specified in our bylaws) to our Secretary at our principal executive offices no earlier than February 8, 2026 and no later than March 10, 2026. Our bylaws contain different notice date requirements in the event that we hold the 2026 Annual Meeting more than 30 days from the anniversary of the Annual Meeting. Proposals or nominations must include the specified information concerning the shareholder and the proposal or nominee as described in our bylaws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the requirements of Rule 14a-19 of the Exchange Act, including providing us with a notice that sets forth the information required by Rule 14a-19 no later than March 10, 2026.

If a shareholder wishes to present a proposal but fails to notify Teradyne within the prescribed time periods or otherwise comply with the requirements in Teradyne’s bylaws, that shareholder will not be entitled to present the proposal at the meeting.

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 107

OTHER MATTERS

Certain Relationships and Related Party Transactions

Under Teradyne’s written “Conflict of Interest Policy,” which is part of Teradyne’s Code of Conduct, the General Counsel notifies the Audit Committee of any investment or other arrangement to be entered into by Teradyne that could or would be perceived to represent a conflict of interest with any of the executive officers or directors. Every year Teradyne makes an affirmative inquiry of each of the executive officers and directors as to their existing relationships. Teradyne reports any potential conflicts identified through these inquiries to the Audit Committee. No potential conflicts were identified in 2024.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any of Teradyne’s filings with the SEC, the sections of the proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing. The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 108

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “goal,” or other comparable terms are intended to identify forward-looking statements although not all forward-looking statements contain these identifying words. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements made regarding our short-term and long-term financial and operational targets, expectations and objectives, business strategies and financial results, market trends, future equity usage or dilution expectations, burn rate or shares outstanding, and expected benefits and enforcement of our compensation decisions.

These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” in our 2024 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements are based on reasonable expectations of our management at the time that they are made, you should not rely on them. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to revise or update them, unless required by securities law, whether as a result of new information, future events or otherwise.

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page 109

APPENDIX A

Non-GAAP Financial Measures

Teradyne presents Non-GAAP net income per share (“Non-GAAP EPS”) in this proxy statement to provide investors with an additional tool to evaluate Teradyne’s operating results. Management believes this non-GAAP performance measure provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. The Company’s executive compensation program also uses certain non-GAAP financial measures as performance goals, which we refer to in this proxy statement as Non-GAAP profit rate before interest and taxes, or PBIT, non-GAAP earnings per share, or EPS, and non-GAAP Free Cash Flow, or FCF. The non-GAAP performance measures discussed in this proxy statement may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

Non-GAAP Net Income per share or Non-GAAP EPS

Non-GAAP EPS is a non-GAAP performance measure presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. Non-GAAP EPS is derived by dividing Non-GAAP net income by weighted average common shares – diluted. Non-GAAP net income excludes acquired intangible assets amortization, restructuring and other, amortization of equity method investment, gains and losses on foreign exchange options in connection with acquisitions and divestitures, legal settlement, equity modification charge, pension actuarial gains and losses, gains and losses on sale of business, discrete income tax adjustments, and includes the related tax impact on non-GAAP adjustments. Non-GAAP EPS, among other of our non-GAAP performance measures, is used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors.

GAAP to Non-GAAP Reconciliation of EPS

			Net Income per Common Share				Net Income per Common Share
	December 31, 2024	% of Net Revenues	Basic	Diluted	December 31, 2023	% of Net Revenues	Basic	Diluted

Net income - GAAP	$542.4	19.2%	$3.39	$3.32	$448.8	16.8%	$2.91	$2.73
Acquired intangible assets amortization	18.8	0.7%	0.12	0.11	19.0	0.7%	0.12	0.12
Restructuring and other (2)	15.6	0.6%	0.10	0.10	21.8	0.8%	0.14	0.13
Amortization of equity method investment	10.4	0.4%	0.07	0.06	—	—	—	—
Loss (gain) on foreign exchange option	9.8	0.3%	0.06	0.06	(7.5)	-0.3%	(0.05)	(0.05)
Legal settlement (1)	3.6	0.1%	0.02	0.02	—	—	—	—
Equity modification charge (3)	1.7	0.1%	0.01	0.01	5.9	0.2%	0.04	0.04
Pension mark-to-market adjustment (5)	(4.4)	-0.2%	(0.03)	(0.03)	2.7	0.1%	0.02	0.02
Loss (gain) on sale of business (4)	(57.1)	-2.0%	(0.36)	(0.35)	—	—	—	—
Exclude discrete tax adjustments	(8.7)	-0.3%	(0.05)	(0.05)	(3.4)	-0.1%	(0.02)	(0.02)
Non-GAAP tax adjustments	(6.9)	-0.2%	(0.04)	(0.04)	(7.7)	-0.3%	(0.05)	(0.05)
Convertible share adjustment (6)	—	—	—	—	—	—	—	0.01
Net income - non-GAAP	$525.1	18.6%	$3.29	$3.22	$479.6	17.9%	$3.11	$2.93

GAAP and non-GAAP weighted average common shares - basic	159.8				154.3
GAAP weighted average common shares - diluted (6)	163.3				164.3
Exclude dilutive shares from convertible note	—				(0.6)
Non-GAAP weighted average common shares - diluted	163.3				163.7

(1)
For the twelve months ended December 31, 2024, a legal settlement includes charges for a settlement following a judgment against the Company for infringement of expired patents.
(2)
Restructuring and other consists of:

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page A-1

Appendix A

	Twelve Months Ended
	December 31, 2024	December 31, 2023

Employee severance	$5.2	$14.8
Acquisition and divestiture related expenses	2.2	3.1
Lease terminations	1.3	—
Contract termination	—	1.5
Other	6.8	1.9
	$15.6	$21.3

(3)
For the twelve months ended December 31, 2024, selling and administrative expenses included an equity charge of $1.7 million for the modification of Teradyne’s executives' retirement agreements. For the twelve months ended December 31, 2023, selling and administrative expenses included an equity charge of $5.9 million for the modification of Teradyne’s retired CEO’s outstanding equity awards in connection with his February 1, 2023, retirement.
(4)
On May 27, 2024, Teradyne sold DIS, a component of the Semiconductor Test segment, to Technoprobe, for $85.0 million, net of cash and cash equivalents sold and a working capital adjustment..
(5)
For twelve months ended December 31, 2024, and December 31, 2023, adjustments to exclude actuarial gains and losses, respectively, recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.
(6)
For the twelve months ended December 31, 2024 and December 31, 2023, non-GAAP weighted average diluted common shares included 3.6 million and 8.9 million shares, respectively, from the convertible note hedge transaction.

Non-GAAP profit rate before interest and taxes or PBIT

PBIT is a non-GAAP financial measure equal to GAAP income from operations excluding restructuring and other; amortization of acquired intangible assets; acquisition and divestiture related charges or credits; pension actuarial gains and losses; non-cash convertible debt interest expense; and certain other gains and charges. Such items are excluded as we believe they do not contribute to a meaningful evaluation of the Company’s future profitability or comparisons to the Company’s past profitability for purposes of determining executive compensation

	Twelve Months Ended
	December 31, 2024	% of Net Revenues	December 31, 2023	% of Net Revenues

Net Revenues	$2,819.9		$2,676.3
Gross profit - GAAP	1,648.9	58.5%	1,536.7	57.4%
Legal settlement (1)	3.6	0.1%	—	—
Gross profit - non-GAAP	1,652.5	58.6%	1,536.7	57.4%
Income from operations - GAAP	593.8	21.1%	501.1	18.7%
Acquired intangible assets amortization	18.8	0.7%	19.0	0.7%
Restructuring and other (2)	15.6	0.6%	21.3	0.8%
Legal settlement (1)	3.6	0.1%	—	—
Equity modification charge (3)	1.7	0.1%	5.9	0.2%
Loss (gain) on sale of business (4)	(57.1)	-2.0%	—	—
Income from operations - non-GAAP	$576.3	20.4%	$547.3	20.4%

Robotics PBIT

FY2024

Robotics Profit (loss) before interest and taxes GAAP	(20%)
Add back intangible amortization	4%
Add back restructuring and other	3%
Robotics Profit (loss) before interest and taxes GAAP	(13%)

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page A-2

Appendix A

Free Cash Flow

Free Cash Flow (in millions)	FY2024

GAAP Cash Flow from Operations	$672
Plant, Property and Equipment	$(198)
Income from Operations -Non-Gaap	$474

Teradyne determines non-GAAP operating cash flow (“Free Cash Flow”) by adjusting GAAP cash flow from operations excluding discontinued operations, less property, plant and equipment additions. Free cash flow is considered a non-GAAP financial measure. Teradyne believes that free cash flow, which measures our ability to generate cash from our business operations, is an important financial measure for use in evaluating Teradyne’s financial performance. Free cash flow should be considered in addition to, rather than as a substitute for, income (loss) from continuing operations or net income (loss) as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page A-3

APPENDIX B

TERADYNE, INC.

EQUITY AND CASH COMPENSATION INCENTIVE PLAN

(as amended through ________________)

1.
Purpose and Eligibility.

The purpose of this Equity and Cash Compensation Incentive Plan (the “Plan”) of Teradyne, Inc. is to provide equity ownership and compensation opportunities in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 14(a).

2.
Administration.
2.1.
Administration by Committee of Independent Members of the Board of Directors. The Plan will be administered by a committee (the “Committee”) composed solely of members of the Board of Directors of the Company that are “independent,” as defined pursuant to Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and as proscribed under Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq”), or any amendment, supplement or modification thereto; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. The Committee, in its sole discretion, shall have the authority to:
2.1.1.
grant Awards to eligible Participants and determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including, but not limited to, the number of shares of Common Stock or cash or other consideration subject to Awards, the exercise price, the time or times when Awards may vest or be exercised (which may be based on Performance Criteria), and any vesting acceleration or waiver of forfeiture restrictions;
2.1.2.
make any determination of Fair Market Value, if necessary, with respect to Awards;
2.1.3.
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company;
2.1.4.
to the extent permitted by applicable law, accelerate the vesting, exercisability and payment of Awards, extend the exercisability and settlement of Awards, and grant waivers of Plan or Award conditions;
2.1.5.
prescribe, adopt, amend, rescind and repeal rules and regulations relating to the Plan or any Award;
2.1.6.
construe and interpret this Plan, and any sub-plan, Award agreement or other agreement or document adopted or executed pursuant to this Plan;
2.1.7.
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award, any Award agreement, and any resolutions or corporate actions approving any Award;
2.1.8.
subject to the limitations of the Plan, modify and amend any Award or Award Agreement;
2.1.9.
determine whether the performance goals under any performance-based Award have been met and whether a performance-based Award has been earned;
2.1.10.
adjust, reduce or waive any criteria with respect to Performance Criteria;
2.1.11.
determine whether, to what extent an Award may be canceled, forfeited, or surrendered;

Teradyne Inc. | 2025 Notice of Annual Meeting & Proxy Statement | Page B-1

2.1.12.
adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; and
2.1.13.
make all other determinations necessary or advisable for the administration of this Plan, any sub-plan or Award agreement.

All decisions by the Committee shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.

2.2.
Delegation to Executive Officers. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Committee may determine; provided, however, that the Committee shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officer or officers. The Committee may, by a resolution adopted by the Committee, authorize one or more executive officers of the Company to do one or both of the following: (i) designate employees of the Company or of any of its subsidiaries to be recipients of Awards and (ii) determine the number, type and terms of such Awards to be received by such employees, subject to the limitations of the Plan; provided, however, that, in each case, the resolution so authorizing such officer or officers shall specify the maximum number and type of Awards such officer or officers may so award. The Committee may not authorize an officer to designate himself or herself as a recipient of any such Awards or to grant Awards to other executive officers of the Company.
3.
Stock Available for Awards.
3.1.
Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares (the “Authorized Shares”) of the Company’s common stock, $0.125 par value per share (the “Common Stock”), that may be issued pursuant to the Plan shall be 32,000,000 shares of Common Stock. If any Award expires, is terminated, surrendered, forfeited, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares of Common Stock that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if shares of Common Stock issued pursuant to Full Value Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares of Common Stock will become available for future grant under the Plan. Shares of Common Stock tendered to the Company by a Participant or withheld by the Company to (i) satisfy the exercise price of an Award, or (ii) satisfy statutory tax withholding obligations with respect to any Award shall not be added back to the number of shares available for the future grant of Awards under the Plan. All shares of Common Stock covered by an SAR shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that SARs that may be settled only in cash shall not be so counted. Shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grants of Awards. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 3(c).
3.2.
Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted stock-based Awards during any one fiscal year to purchase more than 2,000,000 shares of Common Stock.
3.3.
Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding stock-based Award, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 11(f)(i) applies for any event, this Section 3(c) shall not be applicable.
3.4.
Fractional Shares. No fractional shares shall be issued under the Plan and the Participant shall, at the Committee’s discretion, receive either cash in lieu of such fractional shares or a full share for each fractional share.
4.
Stock Options.

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4.1.
General. The Committee may grant options to purchase Common Stock (each, an “Option”) and determine the terms and conditions of each Option, including, but not limited to (i) the number of shares subject to such Option or a formula for determining such, (ii) subject to Section 4(e) hereof, the exercise price of the Options and the means of payment for the shares, (iii) the Performance Criteria (as defined in Section 11(d)), if any, and level of achievement of such Performance Criteria that shall determine the number of shares or Options granted, issued, retainable and/or vested, (iv) the terms and conditions of the grant, issuance and/or forfeiture of the shares or Options, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.
4.2.
Incentive Stock Options. An Option that the Committee intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Committee and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.
4.3.
Nonstatutory Stock Options. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”
4.4.
Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined in Section 14 and determined as of the respective date or dates of grant) of more than $100,000 (or such other limit as may be provided by the Code). To the extent that any such Incentive Stock Options exceed the $100,000 limitation (or such other limit as may be provided by the Code), such Options shall be Nonstatutory Stock Options.
4.5.
Exercise Price. The Committee shall establish the exercise price (or determine the method by which the exercise price shall be established) at the time each Option is granted and specify the exercise price in the applicable Option agreement, provided, that the exercise price per share specified in the agreement relating to each Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply. Notwithstanding the foregoing provisions of this Section 4(e), Options may be granted with a per share exercise price of less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a). Subject to Section 3(c), an Option may not be amended subsequent to its issuance to reduce the price at which it is exercisable unless such amendment is approved by the Company’s shareholders.
4.6.
Duration of Options. Each Option shall be exercisable at such times and subject to such terms, conditions and expiration as the Committee may specify in the applicable Option agreement; provided, that no Option shall be exercisable for a period of time greater than seven (7) years from the date of grant of such Option; provided, further, that Incentive Stock Options granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall be exercisable for a maximum of five (5) years from the date of grant of such Option (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply.
4.7.
Vesting of Options. At the time of the grant of an Option, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Options, subject to the minimum vesting requirements set forth in Section 11(l). The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.
4.8.
Exercise of Option. Options may be exercised only by delivery to the Company at its principal office address or to such transfer agent as the Company shall designate of a written notice of exercise specifying the number of shares as to which such Option is being exercised, signed by the proper person, or by notification of the Company-designated third party commercial provider (the “Third Party Commercial Provider”), in accordance with the procedures approved by the Company and to which the holder of the Option shall have ongoing access by means of accessing such person’s account

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maintained with the Third Party Commercial Provider, together with payment in full as specified in Section 4(i) for the number of shares for which the Option is exercised.
4.9.
Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:
4.9.1.
in United States dollars in cash or by check payable to order of the Company or by fund transfer from the Option holder’s account maintained with the Third Party Commercial Provider;
4.9.2.
at the discretion of the Committee and consistent with applicable law, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option;
4.9.3.
at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the Third Party Commercial Provider to pay that amount to the Company, which sale shall be at the Participant’s direction at the time of exercise;
4.9.4.
at the discretion of the Committee and consistent with applicable law, through a cashless “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares of Common Stock having an aggregate Fair Market Value that does not exceed the aggregate exercise price plus any Tax-Related Items; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole shares of Common Stock to be issued;
4.9.5.
at the discretion of the Committee and consistent with applicable law, by waiver of compensation due or accrued to the Participant for services rendered;
4.9.6.
by such other consideration and method of payment as permitted by the Committee and applicable law, provided such method of payment does not take the form of a promissory note; or
4.9.7.
at the discretion of the Committee, by any combination of (i) through (vi) above.

If the Committee exercises its discretion to permit payment of the exercise price of an Incentive Stock Option by means of the methods set forth in clauses (ii) through (vii) of the preceding sentence, such discretion shall be exercised in writing in the instrument evidencing the Award of the Incentive Stock Option.

4.10.
Notice to Company of Disqualifying Disposition. By accepting an Incentive Stock Option granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a disqualifying disposition of any stock acquired pursuant to the exercise of the Incentive Stock Options. A “disqualifying disposition” is generally any disposition occurring on or before the later of (a) the date two years following the date the Incentive Stock Option was granted or (b) the date one year following the date the Incentive Stock Option was exercised.
4.11.
Issuances of Securities. Except as provided in Section 3(c) or as otherwise expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.
5.
Stock Appreciation Rights
5.1.
General. A Stock Appreciation Right (a “SAR”) is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock, or a combination thereof (such form to be determined by the Committee), determined solely by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date of the SAR Award.
5.2.
Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.
5.2.1.1.
Tandem Awards. When SARs are expressly granted in tandem with Options: (i) the SARs will be exercisable only at such time or times, and to the extent, that the related Option is exercisable, and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SARs will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be terminated until and only to the extent that the number of shares as to which the related Option has been exercised or has terminated exceeds

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the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.
5.2.1.2.
Independent Stock Appreciation Rights. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify in the SAR Award.
5.3.
Terms and Conditions. The Committee shall determine all terms and conditions of a SAR Award, including, but not limited to (i) the number of shares subject to such SAR Award or a formula for determining such, (ii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested or the amount of cash payable, (iii) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (iv) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. Subject to Section 3(c), a SAR may not be amended subsequent to its issuance to reduce the price used to determine the measurement price upon exercise unless such amendment is approved by the Company’s shareholders. The Amendment of all SAR Awards shall be subject to Section 11(n).
5.4.
Vesting of SAR Awards. At the time of the grant of a SAR Award, the Committee shall establish a vesting date or vesting dates with respect to such SAR Award, subject to the minimum vesting requirements set forth in Section 11(l); and, provided, further, that SARs awarded in tandem with Options shall be subject to the same vesting date or vesting dates established by the Committee pursuant to Section 4(g) for such related Options and shall be exercisable only to the extent that such related Option shall then be exercisable. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.
6.
Restricted Stock.
6.1.
Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash, a check or other sufficient legal consideration in an amount at least equal to the par value of the shares purchased, (ii) the right of the Company to repurchase or reacquire all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a “Restricted Stock Award”), and (iii) Section 6(b).
6.2.
Terms and Conditions. Subject to Section 11(o), a Participant that is the holder of a Restricted Stock Award, whether vested or unvested, shall be entitled to enjoy all shareholder rights with respect to the shares of Common Stock underlying such Restricted Stock Award, including the right to vote such shares. Subject to Section 6(c), the Committee shall determine all terms and conditions of any such Restricted Stock Award, including, but not limited to (i) the number of shares subject to such Restricted Stock Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. At the Committee’s election, shares of Common Stock issued in respect of a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapses, or (ii) evidenced by a stock certificate that may bear a legend indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant. All certificates registered in the name of the Participant shall, unless otherwise determined by the Committee, be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.
6.3.
Vesting of Restricted Stock. At the time of the grant of a Restricted Stock Award, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Award, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee, subject to the minimum vesting requirements set forth in Section 11(l).

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7.
Restricted Stock Unit.
7.1.
Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock in the future, with the future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions (each, a “Restricted Stock Unit”).
7.2.
Terms and Conditions. Subject to Section 7(c), the Committee shall determine all terms and conditions of any such Restricted Stock Unit, including, but not limited to (i) the number of shares subject to such Restricted Stock Unit or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Restricted Stock Unit may be settled in cash or Common Stock, as determined by the Committee, with the amount of the cash payment based on the Fair Market Value of the shares of Common Stock at the time of vesting. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish.
7.3.
Vesting of Restricted Stock Unit. At the time of the grant of a Restricted Stock Unit, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Unit, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee, subject to the minimum vesting requirements set forth in Section 11(l).
8.
Phantom Stock.
8.1.
General. The Committee may grant Awards entitling recipients to receive, in cash or shares, the Fair Market Value of shares of Common Stock (“Phantom Stock”) upon the satisfaction of one or more specified conditions.
8.2.
Terms and Conditions. Subject to Section 8(c), the Committee shall determine the terms and conditions of a Phantom Stock Award, including, but not limited to (i) the number of shares subject to or represented by such Phantom Stock Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested or the amount of cash payable, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares or Phantom Stock Award, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Participant may not vote the shares represented by a Phantom Stock Award. Any settlements of Phantom Stock Awards may be subject to such conditions, restrictions and contingencies as the Committee shall establish.
8.3.
Vesting of Phantom Stock. At the time of the grant of a Phantom Stock Award, the Committee shall establish a vesting date or vesting dates with respect to such Phantom Stock Award, subject to the minimum vesting requirements set forth in Section 11(l). The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.
9.
Other Stock-Based Awards.

The Committee shall have the right to grant other Awards based upon the Common Stock and having such terms and conditions as the Committee may determine, including, without limitation, the grant of shares based upon certain conditions and/or Performance Criteria, the grant of securities convertible into Common Stock and the grant of stock units. The Committee shall determine the terms and conditions of any such Awards, including, but not limited to (i) the number of shares subject to such Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares or Award, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. At the time of the grant of an Award under this Section 9, the Committee shall establish a vesting date or vesting dates with respect to such Award, which vesting date may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee, subject to the minimum vesting requirements set forth in Section 11(l).

10.
[Intentionally Omitted]
11.
General Provisions Applicable to Awards.

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11.1.
Transferability of Awards. Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant, provided, however, that Nonstatutory Stock Options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant. Notwithstanding the foregoing, in no event may any Award be transferred for consideration to a third-party financial institution. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees of such an Option.
11.2.
Documentation. Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain, or refer to, such provisions relating to exercise and other matters as are required of “incentive stock options” under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company’s normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.
11.3.
Committee Discretion. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.
11.4.
Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean performance criteria, applied to either the Company as a whole or to a division, business unit or Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award, including, without limitation, the following (or any derivation thereof): cash flow; earnings per share; earnings before interest, taxes and amortization; return on equity; total shareholder return; share price performance; return on capital; return on assets or net assets; revenue; revenue growth; orders; gross margin and profitability goals, ; income or net income; operating income or net operating income; operating profit or net operating profit; profit rate before interest and taxes; income from operations less restructuring and other, net, amortization of acquired intangible assets, acquisition and divestiture related charges or credits, pension actuarial gains and losses, and other non-recurring gains and charges; operating margin or profit margin; return on operating revenue; return on invested capital; market segment share; customer wins or design ins; product release schedules; new product innovation; product cost reduction; cost controls; brand recognition/acceptance; product ship targets; process improvement results; verification of business strategy and/or business plan; operating or strategic goals; adaptation to changes in the marketplace or environment; customer satisfaction; environmental, social and governance goals and metrics; human capital management goals and metrics (including but not limited to, employee turnover, retention, development and engagement, and leadership goals and metrics); or any other metric that is capable of measurement or evaluation as determined by the Committee. A Performance Criteria may also be based on individual performance or subject Performance Criteria as determined by the Committee. The Committee may appropriately evaluate achievement against Performance Criteria to take into account, without limitation, any of the following events that occurs during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax law; accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs and any extraordinary non-recurring charges or other events. The Committee may prescribe the foregoing criteria either individually or in combination. The Committee will, in its sole discretion, determine the Performance Criteria applicable to any Award (including any adjustment(s) thereto that will be applied in determining the achievement of such Performance Criteria) on or prior to the Determination Date. The Committee shall determine and certify in writing the extent to which such Performance Criteria have been timely achieved and the extent to which the shares of Common Stock subject to such Award have thereby been earned (which may be by approval of the minutes in which the certification was made). As determined by the Committee, financial Performance Criteria may be based on generally accepted accounting principles (“GAAP”) or non-GAAP results and may, among other things, provide for the

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adjustment of any applicable performance measure or performance results to reflect any unforeseeable, nonrecurring, or infrequently occurring events, as the Committee determines to be appropriate in its sole discretion. The Committee’s determination of the achievement of any Performance Criteria shall be conclusive. At the time of the grant of any Full Value Award subject to this Section 11(d), the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Awards, subject to the minimum vesting requirements set forth in Section 11(l). The Performance Criteria may differ from Participant to Participant and from Award to Award.
11.5.
Termination of Status. Except as otherwise specified herein, the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award under such circumstances, subject to applicable law and the provisions of the Code.
11.6.
Acquisition or Liquidation of the Company.
11.6.1.
Consequences of an Acquisition. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company’s assets or otherwise (each, an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Committee”), shall, as to outstanding Awards, either (A) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Committee or the Successor Committee deems appropriate, the Fair Market Value of which shall not materially exceed the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (B) upon written notice to the Participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (C) terminate all Awards in exchange for a cash payment equal to the excess, if any, of the Fair Market Value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof, if any; or (D) in the case of Awards that may be settled in whole or in part in cash, provide for equitable treatment of such Awards.
11.6.2.
Substitution of Awards Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
11.6.3.
Liquidation or Dissolution. In the event of the proposed liquidation or dissolution of the Company, each Award, to the extent not then exercised or vested, will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.
11.7.
Withholding. Subject to applicable law, the Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company to satisfy withholding obligations for the payment of Tax-Related Items, including, but not limited to, (i) withholding from the Participant’s wages or other cash compensation; (ii) withholding from the proceeds of the sale of shares of Common Stock underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with an Award; (iv) where payments in satisfaction of the Awards are to be made in cash, through withholding all or part of the cash payment in an amount sufficient to satisfy the Tax-Related Items; or (v) any other method of withholding deemed acceptable by the Committee, which complies with applicable law. No shares of Common Stock (or their cash equivalent) shall be delivered hereunder to any Participant or other person until the Participant has satisfied any Tax-Related Items. The Fair Market Value of the shares of Common Stock to be withheld or delivered will be determined based on such methodology that the Company deems to be reasonable and in accordance with applicable law.

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11.8.
Amendment of Awards. The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, the vesting provisions (subject to the minimum vesting requirements set forth in Section 11(l)), Performance Criteria, or level of achievement of Performance Criteria, and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided that, except as otherwise provided in Section 11(f)(i), the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant; provided, further, that subject to Section 3(c), an Option may not be amended subsequent to its issuance either to reduce the price at which such previously issued Option is exercisable or to extend the period of time for which such previously-issued Option shall be exercisable beyond seven (7) years unless such amendment is approved by the Company’s shareholders. Furthermore, no Option shall be canceled and replaced with Options having a lower exercise price unless such cancellation and exchange is approved by the Company’s shareholders. The Amendment of all Awards shall be subject to Section 11(n).
11.9.
Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations, and (iv) the Participant has paid to the Company, or made provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with the Award.
11.10.
Acceleration. The Committee may at any time provide in connection with the disability or death of a Participant or in connection with an event contemplated by Section 11(f)(i), that any Award shall become exercisable in full or in part or shall be free of some or all restrictions or the risk of forfeiture. The Committee may take the actions contemplated by the preceding sentence despite the fact that such actions may (x) cause the application of Sections 280G and 4999 of the Code if an event contemplated by Section 11(f)(i) occurs, or (y) disqualify all or part of an Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to Section 11(f)(i), the Committee may provide, as a condition of accelerated exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the election of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted Common Stock or other consideration being not less favorable to the Participant than the timing and other terms of the superseded vesting schedule of the related Option.
11.11.
Reserved.
11.12.
Minimum Vesting. All Awards granted under the Plan must be subject to a minimum one-year vesting period following grant, with no portion of any Award vesting prior to the end of such one-year vesting period; provided, however, up to 5% of the maximum, aggregate shares of Common Stock authorized for issuance hereunder may be granted pursuant to Awards without such minimum vesting requirement and such requirement shall not prevent the acceleration of vesting pursuant to Sections 2 or 11(j) hereof or under policies or contracts that provide for acceleration of vesting in connection with a corporate transaction or termination of employment or services. In addition, any awards assumed or substituted in connection with an acquisition and awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders) shall not be subject to this minimum vesting requirement.
11.13.
Compliance with Section 409A. Any other provision of the Plan or any Award to the contrary notwithstanding, the Plan and every Award hereunder shall be construed, administered and enforced as necessary to comply with applicable requirements of Section 409A of the Code and the Treasury and IRS rulings and regulations issued thereunder, so that no Participant shall (without such Participant’s express written consent) incur any of the additional tax or interest liabilities of Section 409A(a)(B) of the Code with respect to any Award. The Plan and each Award are hereby modified and limited as necessary to comply with applicable requirements of Section 409A. Notwithstanding the foregoing, none of the Company, the Committee nor any person acting on behalf of the Company or the Committee will be liable to any Participant or to any other person with respect to any acceleration of income, any additional tax, or any penalty, interest or other liability

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asserted by reason of the failure of an Award to satisfy the requirements of, or be exempt from, Section 409A of the Code or otherwise asserted with respect to any Award.
11.14.
Compliance with Limitations on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not, except as provided for under Section 3(c)(i) amend any outstanding Option or SAR granted under the Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding Option or SAR; (ii)cancel any outstanding option or stock appreciation right (whether or not granted under the Plan) and grant in substitution new Awards under the Plan (other than Awards granted pursuant to Section 11(f)(ii)); (iii) cancel in exchange for a cash payment any outstanding Option or SAR with an exercise or measurement price per share above the then-current Fair Market Value; or (iv) take any action under the Plan that constitutes a “repricing” of an Award with the meaning of the rules of Nasdaq, or other exchange on which the Company’s Common Stock is traded.
11.15.
Change in Commitment. With respect to Awards granted under the Plan after the Company’s 2025 Annual Meeting of Shareholders, in the event a Participant’s regular level of time commitment in the performance of his or her services for the Company is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, subject to applicable law, the Committee has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
11.16.
Privileges of Stock Ownership; Voting, Dividends and Dividend Equivalents. No Participant will have any of the rights of a shareholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Participant. Any Participant who holds a Restricted Stock Award under the Plan shall have the same voting and other rights as the Company’s other shareholders; provided however, with respect to any unvested portion thereof, the Participant shall not be entitled to any dividends and other distributions paid or distributed by the Company on an equivalent number of vested shares of Common Stock. Notwithstanding the foregoing, at the Committee’s discretion, with respect to any Award other than Options or SARs, such Participant may be credited with dividends and other distributions in the case of any unvested Award or unvested portion thereof (including but not limited to unvested shares of Restricted Stock and unvested Restricted Stock Units), which may take the form of dividend equivalents or otherwise, provided that such dividends and other distributions shall be paid or distributed to the Participant only if, when and to the extent such Award vests. The value of dividends and other distributions payable or distributable with respect to any unvested Award or unvested portion thereof that does not vest shall be forfeited. For the avoidance of doubt, dividend equivalents or otherwise may not be credited with respect to Options and SARs.
11.17.
Prohibition on Loans. No Participant will be permitted to execute a promissory note as partial or full consideration for the purchase of shares of Common stock.
11.18.
Other Policies. Each Award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards. Whether any such policy will apply to a particular Award may depend, among other things, on when the Award was granted, whom the Award was granted to, and the type of Award.
11.19.
Compliance With Applicable Law and Company Policies; Compensation Recovery. For the avoidance of doubt, each Participant must comply with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, including without limitation the Company’s Compensation Recoupment Policy. Notwithstanding anything to the contrary herein, (i) compliance with applicable law, the Company’s Code of Conduct and the Company’s corporate policies, as applicable, will be a pre-condition to earning, or vesting in, any Award under this Plan and (ii) any Awards under this Plan which are subject to the Company’s Policy for Recoupment of Compensation will not be earned or vested, even if already granted, paid or settled, until the Company’s Policy for Recoupment of Compensation ceases to apply to such Awards and any other vesting conditions applicable to such Awards are satisfied.
12.
Foreign Jurisdictions.

To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and

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discretion to modify those terms and provide for such other terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable for such purpose, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

13.
Non-Employee Director Compensation.

In addition to the limit set forth in Section 3(b) of the Plan, the aggregate value of all compensation granted or paid to any member of the Board of Directors who is not an employee of the Company (each, a “Non-Employee Director”) with respect to any calendar year, including Awards granted under the Plan and cash fees or other compensation paid by the Company to such Non-Employee Director outside of the Plan for his or her services as a Non-Employee Director during such calendar year, may not exceed $750,000 in the aggregate, calculating the value of any Awards based on the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision (the “Accounting Rules”), assuming a maximum payout. The limit will not apply to any compensation granted or paid to a Non-Employee Director for his or services to the Company other than as a non-employee director.

Awards granted under this Section 13 may be any of the following: Restricted Stock Units, Restricted Stock, Non-statutory Stock Options, SARs, or a combination of the foregoing. Awards granted under the Plan shall be in addition to the annual Board and Committee cash retainers paid by the Company to the Non-Employee Directors. The type of Awards granted under this Section 13(b) shall be determined, in each instance, at the Committee’s discretion (subject to the foregoing limitations). The number of shares, if any, covered by Awards granted under this Section 13 shall be subject to adjustment in accordance with the provisions of Section 3(c) of this Plan. Subject to the requirements set forth in Section11(l), an Award of Restricted Stock, Restricted Stock Units, Options or SARS granted pursuant to this Section 13 shall have a minimum vesting period that extends until the earlier of one year from the grant of the Award or the date the next annual meeting of shareholders is held following the grant of the Award, and shall expire on the date which is seven (7) years after the date of grant of such Award.

14.
Miscellaneous.
14.1.
Definitions.
14.1.1.
“Company” for purposes of eligibility under the Plan, shall include Teradyne, Inc. and any present or future subsidiary corporations of Teradyne, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Teradyne, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other entity in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.
14.1.2.
“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
14.1.3.
“Determination Date” means any time when the achievement of the Performance Criteria associated with the applicable performance period remains substantially uncertain.
14.1.4.
“Employee” means any full- or part-time employee of the Company.
14.1.5.
“Fair Market Value” of the Company’s Common Stock on any date means (i) the closing price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange; or (iii) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length; provided, that, in all events the Fair Market Value shall represent the Committee’s good faith determination of the fair market value of the Common Stock. The Committee’s determination shall be conclusive as to the Fair Market Value of the Common Stock.

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14.1.6.
“Full Value Awards” means Restricted Stock, Restricted Stock Units and Awards other than (a) Options or (b) SARs or (c) other stock-based Awards for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).
14.1.7.
“Tax-Related Items” means federal, state, or local taxes and any taxes imposed by jurisdictions outside of the United States (including but not limited to income tax, social insurance contributions, fringe benefits tax, payment on account, employment tax obligations, and stamp taxes) required by law to be withheld and any employer liability shifted to a Participant.
14.2.
Legal Consideration for Issuance of Shares. Unless otherwise determined by the Committee, in the case of Awards of Restricted Stock, Restricted Stock Units, or Awards that are settled in whole or in part with shares of Common Stock, to the extent such Awards do not otherwise require the payment by the Participant of cash consideration that exceeds the par value of the shares of Common Stock received in connection therewith, the services rendered or to be rendered by the Participant shall satisfy the legal requirement of payment of par value for such shares of Common Stock.
14.3.
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.
14.4.
No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.
14.5.
Effective Date and Incentive Stock Option Limit. The Plan shall become effective on the date on which it is approved by the shareholders of the Company (the “Effective Date”). No Incentive Stock Options may be granted after March 24, 2035 without further shareholder approval, which shareholder approval will be obtained in the manner and to the degree required under applicable law.
14.6.
Amendment of Plan. The Committee may amend this Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (i) other than pursuant to Section 3(c), materially increase either the aggregate number of shares of Common Stock available for issuance under the Plan; or the maximum number of shares of Common Stock issuable in one fiscal year to a Participant; (ii) expand or limit the class of persons eligible to receive Awards or otherwise participate in the Plan; (iii) subject to Section 3(c), reduce the price at which a previously-issued Option is exercisable or extend the period of time for which a previously-issued Option shall be exercisable beyond ten (10) years; (iv) subject to Section 11(f) and Section 11(j), amend the minimum vesting provisions of Full Value Awards; or (v) require shareholder approval pursuant to the requirements of Nasdaq and/or any other exchange on which the Company is then listed or pursuant to applicable law.
14.7.
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, exclusive of reference to rules and principles of conflicts of law.

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Teradyne teradyne, inc (cio broadridge corporate issuer solutions, inc. Po box 1342 brentwood, ny 11717 scan to view materials & vote vote by internet - www. Proxyvote.com or scan the qr barcode above use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on may 8, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic delivery of future proxy materials if you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Vote by phone - 1-800-690-6903 use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on may 8, 2025. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing, /o broadridge, 51 mercedes way, edgewood, ny 11717. To vote, mark blocks below in blue or black ink as follows: v65271-p25137 keep this portion for your records this proxy card is valid only when signed and dated. Detach and return this portion only teradyne, inc. The board of directors recommends you vote for the following: 1. To elect the seven nominees named in the accompanying proxy statement to the board of directors to serve as directors for a one-year term: nominees: 1a. Peter herweck 1b. Mercedes johnson 1c. Ernest e. Maddock 1d. Marilyn matz 1e. Gregory s. Smith 1f. Paul j. Tufano 1g. Bridget van kralingen for against abstain the board of directors recommends you vote for the following proposals. 2. To approve, on a non-binding, advisory basis, the 2024 compensation of the company's named executive officers. 3. To ratify the appointment of pricewaterhousecoopers llp 2s the company's independent registered public accounting, firm for the fiscal year ending december 31, 2025. 4. To approve an amendment and restatement of the equity and cash compensation incentive plan. The board of directors recommends you vote against the following proposal. 5. To vote on a shareholder proposal requiring the company to prepare a report about political contributions and expenditures. For against abstain for against abstain please sign exactly as your name(s) appear(s) hereon, when signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [please sign within box] date signature joint owners) date

Teradyne important notice regarding the availability of proxy materials for the annual meeting: the notice and proxy statement, shareholder letter and form 10-k are available at www.proxyvote.com v65272-p25137 teradyne, inc. Annual meeting of shareholders may 9, 2025 10:00 am this proxy is solicited by the board of directors the shareholder(s) hereby appoint(s) gregory s. Smith, ryan e. Driscoll and gregory w. Mcintosh, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of teradyne, inc. That the shareholder(s) is/are entitled to vote at the annual meeting of shareholders to be held at 10:00 am, et on may 9, 2025, at teradyne, inc., 600 riverpark drive, north reading, ma 01864, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the board of directors’ recommendations. Continued and to be signed on reverse side